UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 02/28/17

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

February 28, 2017

Franklin Tax-Free Trust

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Contents

Annual Report
Municipal Bond Market Overview	3
Investment Strategy and Manager's Discussion	5
Franklin Alabama Tax-Free Income Fund	6
Franklin Florida Tax-Free Income Fund	13
Franklin Georgia Tax-Free Income Fund	20
Franklin Kentucky Tax-Free Income Fund	27
Franklin Louisiana Tax-Free Income Fund	34
Franklin Maryland Tax-Free Income Fund	41
Franklin Missouri Tax-Free Income Fund	48
Franklin North Carolina Tax-Free Income Fund	55
Franklin Virginia Tax-Free Income Fund	62
Financial Highlights and Statements of Investments	69
Financial Statements	130
Notes to Financial Statements	141
Report of Independent Registered
Public Accounting Firm	157
Tax Information	158
Board Members and Officers	159
Shareholder Information	164

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Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury market, but underperformed U.S. stock markets during the 12-month period ended February 28, 2017. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +0.25% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, had a -1.24% total return.1 Both high yield corporates and high yield municipals outperformed their investment-grade counterparts. U.S. equities, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and U.S. Treasuries with a +24.98% total return for the reporting period.1 U.S. equities posted generally positive returns through the first three quarters of 2016, before selling off slightly in October in anticipation of higher interest rates. Donald Trump’s U.S. presidential victory in November shocked financial markets and pushed U.S. equities to all-time highs on the promise of lower taxes, de-regulation, and significant infrastructure spending. Both the municipal bond market and U.S. Treasury market sold off precipitously immediately following the election, but generated positive returns from December through the end of the reporting period.

The Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% to 0.50%–0.75% in December. It also increased the discount rate by 0.25% to 1.25%. After raising its target range by 0.25% just once in both 2015 and 2016, the Fed indicated that it expects three such increases in 2017. In fact, given the continued strength of the labor market and increasing inflation expectations, the Fed increased the federal funds rate by another 0.25% to 0.75%–1.0% at its March meeting.

Municipal bond funds experienced 13 consecutive months of inflows before significant outflows in November and December. Fund flows turned positive again in January, reflecting resilient demand for tax-exempt debt. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities. In addition, high yield municipal bonds fared better than investment-grade municipal bonds. High yield tax-exempt bonds, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, generated a +5.17% total return for the period.1 Approximately $388 billion in bonds were issued over the past 12 months; this was offset, however, by the approximately $351 billion in bonds that either matured or were called out of the market, making net supply positive for the period, at $37 billion.2 This somewhat weaker technical backdrop contributed to tepid returns for the period.

Benchmark 10-year and 30-year tax-exempt interest rates ended the period higher than where they began, despite touching record low levels in July. Bond prices will decline as interest rates rise, impacting total return performance. However, bouts of volatility, as experienced during the reporting period, provide opportunities for Franklin Templeton’s actively managed investment strategies to exploit market dislocations and potentially increase the income of its portfolios. In periods of low and declining interest rates, as has been the environment over the past several years, issuers can “pre-refund” their debt. After initial price appreciation, in most cases, these high quality, shorter duration, pre-refunded securities tend to decline in value as they approach their call or maturity dates. However, they continue to generate income that is higher than current market rates. Heightened exposure to pre-refunded debt in Franklin municipal bond portfolios has contributed to underperformance over the period, but has increased portfolio liquidity and reduced volatility.

Puerto Rico bonds increased in price over the period. However, these bonds declined substantially shortly after period-end. Several developments affected Puerto Rico bonds over the reporting period. On June 30, 2016, President Obama signed PROMESA, a bipartisan congressional effort that created the independent, seven-member Oversight Board. The board, appointed by the House of Representatives, Senate and President Obama, will have fiscal oversight over Puerto Rico’s finances for an initial term of five years. The board held its first meeting on September 30, 2016, and its term will expire once Puerto Rico has posted four structurally balanced budgets in a row and is deemed to have “adequate access … at reasonable interest rates” to the capital markets. The board has the power to approve or reject the general government’s proposed budgets until the board is satisfied that the budgets are structurally responsible and based on reasonable expectations and accounting standards.

Additionally, PROMESA provides Puerto Rico with a path for restructuring its debts following a process based on Chapter 9 of the U.S. Bankruptcy Code, with some important protections and safeguards that are not available to creditors in a Chapter 9

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.
2. Source: Goldman Sachs Securities Division, Bloomberg.
See www.franklintempletondatasources.com for additional data provider information.

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MUNICIPAL BOND MARKET OVERVIEW

proceeding. This is important as the U.S. Supreme Court affirmed in June 2016 that neither Puerto Rico nor its municipalities or agencies can file for bankruptcy under Chapter 9.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds owned by our managed funds and accounts. Currently, we are still working with Puerto Rico to finalize all outstanding issues necessary to implement our agreement with PREPA. At the end of January 2017, after talks with Puerto Rico’s financial advisor, the restructuring support agreement was extended until March 31, 2017.

Since February 29, 2016, Puerto Rico has defaulted on debt issued by several different issuers including Puerto Rico General Obligation Bonds, Puerto Rico Public Building Authority Bonds and Government Development Bank, among others. As of February 2, 2017, all defaults mentioned in this section remain uncured; however, some debt service payments have been made from insurance companies.

COFINA, the Spanish name for debt secured by a dedicated portion of the sales tax, has to date made all principal and interest payments on time and in full. However, on November 22, 2016, certain Franklin Municipal Bond Funds that own COFINA bonds joined other bondholders in filing a Motion to Intervene in a lawsuit in Puerto Rico between a group of General Obligation hedge fund bondholders and the government in an effort to uphold the validity of the COFINA bond structure. The motion was granted on February 17, 2017.

On November 8, 2016, Ricardo Rosselló Nevares was elected governor of Puerto Rico, and assumed the office in January 2017. In addition, Jenniffer González was elected Resident Commissioner to represent Puerto Rico in the U.S. House of Representatives. Since taking office, Governor Rosselló signed an executive order reducing spending by 10%, created an expedited process for infrastructure projects, implemented a zero-based budgeting methodology, introduced several bills to promote economic development and outlined several labor reforms aimed at reducing the cost of doing business in Puerto Rico. He also signed an extension to an excise tax on foreign manufacturers, which contributes a significant amount of revenue to the general fund.

Governor Rosselló also signed the “Financial Emergency and Fiscal Responsibility Act,” which replaces the prior administration’s debt moratorium with a new approach that segregates revenues available after the payment of essential services to pay debt service.

On March 13, 2017, Puerto Rico’s federal Oversight Board certified a 10-year Fiscal Plan for Puerto Rico, as required by PROMESA. The plan, which is not reviewable by any other entity, leaves many questions unanswered about the eventual treatment of debt. The certification of the plan means that Puerto Rico will soon be approaching bondholders to engage in negotiations. As of this writing, we have not been contacted.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to higher coupon securities, while balancing risk and return within each Fund’s range of allowable investments. We only purchase high yield securities in our high yield fund. We do not purchase high yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, in declining rate environments, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. However, when rates rise, our turnover increases as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Alabama Tax-Free Income Fund

This annual report for Franklin Alabama Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
2/28/17
% of Total
Ratings	Investments
AAA	3.27%
AA	66.04%
A	7.49%
BBB	2.80%
Below Investment Grade	2.42%
Refunded	17.98%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.35 on February 29, 2016, to $11.16 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 38.23 cents per share for the same period.2 The Performance Summary beginning on page 9 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.18% based on an annualization of February’s 3.09 cent per share monthly dividend and the maximum offering price of $11.66 on February 28, 2017. An investor in the 2017 maximum combined effective federal and Alabama personal income tax bracket of 46.42% (including

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class**
March	3.24	2.71	—
April	3.24	2.71	—
May	3.24	2.71	—
June	3.24	2.71	—
July	3.24	2.71	—
August	3.24	2.71	—
September	3.14	2.60	1.61
October	3.14	2.60	3.23
November	3.14	2.60	3.23
December	3.14	2.61	3.23
January	3.14	2.61	3.23
February	3.09	2.56	3.18
Total	38.23	31.84	17.71

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Effective 9/15/16, the Fund began offering Advisor Class shares. See the prospectus for details.

3.8% Medicare tax) would need to earn a distribution rate of 5.94% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Fund took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Alabama’s economy grew moderately during the 12 months under review. Business sentiment in the state remained generally positive, with firms in many industries expecting

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 72.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

improved capital expenditures, hiring and profits. The state’s housing market improved as home prices and new-home sales increased. The state’s unemployment rate increased from 6.0% in February 2016 to 6.2% at period-end, which was higher than the 4.7% national average.3

Alabama has two major operating funds: the Education Trust Fund (ETF), the main funding source for education programs; and the general fund, the primary funding source for Medicaid and other non-education government programs. The ETF’s and the state’s general fund revenues for the first 10 months of fiscal year (FY) 2016, which ended September 30, 2016, were higher than budget estimates. The FY 2017 general fund budget was passed with some political discord, including the governor’s initial veto, which the legislature overrode. The budget was passed with a nearly zero percentage increase over FY 2016 appropriations. During the first five months of FY 2017, tax collections, which contribute to the state’s revenue, were up compared with the same prior-year period. This rise was mainly attributed to increases in other taxes, sales taxes, use taxes and total income taxes.

Alabama’s net tax-supported debt was 2.3% of personal income and $849 per capita compared with the 2.5% and $1,025 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service rated Alabama’s general obligation debt Aa1 with a stable outlook.5 The rating reflected Moody’s view of the state’s constitutional and statutory provisions that encourage conservative management practices and its history of rebuilding fund balances following economic downturns. According to Moody’s, Alabama’s challenges included depletion of rainy day funds in recent years, lack of certain best financial management practices such as multi-year financial planning, and high poverty and low labor force participation. The outlook reflected Moody’s expectations that the state will manage its finances conservatively, as mandated by its statutory and constitutional provisions.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico COFINA bonds, which contributed to positive

Portfolio Composition
2/28/17
% of Total
Investments*
Utilities	26.2%
Refunded**	22.5%
Tax-Supported	16.5%
Higher Education	10.9%
General Obligation	9.2%
Hospital & Health Care	8.8%
Corporate-Backed	2.8%
Subject to Government Appropriations	1.9%
Transportation	1.2%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

performance over the annual period. However, these bonds lost some of their gains shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+1.69%	-2.60%
5-Year	+14.61%	+1.88%
10-Year	+44.38%	+3.29%
Advisor[3]
1-Year	+1.74%	+1.74%
5-Year	+14.66%	+2.77%
10-Year	+44.45%	+3.75%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.18%	5.94%	2.00%	3.73%
Advisor	3.42%	6.38%	2.21%	4.12%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	9/15/16	2/29/16		Change
A (FRALX)	$11.16	N/A	$11.35	-$	0.19
C (FALEX)	$11.30	N/A	$11.49	-$	0.19
Advisor (FALZX)	$11.16	$11.49	N/A	-$	0.33

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.3823
C	$0.3184
Advisor (9/15/16–2/28/17)	$0.1771

Total Annual Operating Expenses[9]
Share Class
A	0.71%
Advisor	0.61%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -1.33% and
-1.33%.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Alabama personal income tax rate of 46.42%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
					Expenses
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 2/28/17	Period[2,3]	Value 2/28/17	9/1/16–2/28/17[3]	Ratio
A	$1,000	$981.70	$3.59	$1,021.17	$3.66	0.73%
C	$1,000	$979.10	$6.28	$1,018.45	$6.41	1.28%
Advisor	$1,000	$986.70	$2.85	$1,021.67	$3.16	0.63%

1. For Classes A and C, 9/1/16 for Actual and Hypothetical. For Advisor Class, 9/15/16 for Actual and 9/1/16 for Hypothetical.
2. For Classes A and C, 9/1/16—2/28/17. For Advisor Class, 9/15/16—2/28/17.
3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 166/365 for Actual Advisor Class expenses to reflect the number of days since inception.

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Franklin Florida Tax-Free Income Fund

This annual report for Franklin Florida Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes and any Florida personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
2/28/17
% of Total
Ratings	Investments
AAA	9.95%
AA	29.09%
A	35.53%
BBB	2.18%
Below Investment Grade	4.33%
Refunded	18.63%
Not Rated	0.29%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.19 on February 29, 2016, to $10.88 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 42.87 cents per share for the same period.2 The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.80% based on an annualization of February’s 3.60 cent per share monthly dividend and the maximum offering price of $11.36 on February 28, 2017. An investor in the 2017 maximum federal income tax bracket of

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class**
March	3.63	3.10	—
April	3.63	3.10	—
May	3.63	3.10	—
June	3.63	3.10	—
July	3.58	3.05	—
August	3.58	3.05	—
September	3.58	3.04	1.83
October	3.58	3.04	3.67
November	3.46	2.92	3.55
December	3.46	2.93	3.55
January	3.51	2.98	3.60
February	3.60	3.07	3.69
Total	42.87	36.48	19.89

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
** Effective 9/15/16, the Fund began offering Advisor Class shares. See the prospectus for details.

39.60% (plus 3.8% Medicare tax) would need to earn a distribution rate of 6.71% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Fund took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the 12 months under review, Florida’s economy continued to grow as state employment, gross state product and

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 78.

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Annual Report

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Portfolio Composition
2/28/17
% of Total
Investments*
Refunded**	27.1%
Utilities	17.8%
Transportation	16.6%
Hospital & Health Care	14.9%
General Obligation	9.0%
Tax-Supported	7.5%
Higher Education	3.2%
Other Revenue	2.1%
Subject to Government Appropriations	1.0%
Housing	0.8%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

population growth exceeded the national averages. The state’s economic gains were driven by a tourism boom as a record number of domestic tourists visited the Sunshine State during the first nine months of 2016. Florida’s employment recovery was broad based, with nearly all sectors experiencing job growth. Additionally, the state’s unemployment rate declined slightly but ended the period unchanged at 5.0% by period-end, which was slightly higher than the 4.7% national average.3 The state’s growing economy attracted new residents, which pressured Florida’s housing market by tightening supply levels and increasing prices. However the state’s foreclosure rate remained about the same as the national rate.

Florida’s general revenue collections in fiscal year (FY) 2016 (starting July 1, 2015) increased, compared with FY 2015, primarily reflecting higher sales tax collections, which remained the state’s largest revenue source. Due to positive general revenue trends, Florida ended FY 2016 with solid general fund and budget stabilization fund balances. In March 2016, the governor signed the FY 2017 budget into law. The enacted budget included a tax cut, increased spending on K-12 education and reduced spending on health care for low income patients. For FY 2017 and 2018, the state forecasted continued net general revenue growth driven by healthy sales and corporate tax collections. In January 2017, the governor’s proposed budget for FY 2018 focused on increased spending, when compared to the enacted FY 2017 budget, by way of tax reductions, funding for education, salary increases for public safety officers and bonuses for state employees. Despite increased spending, the state estimates an operating surplus in FY 2018.

The strategy employed by the state to pay down debt and slow the pace of issuance led to positive results. Florida’s net tax-supported debt was 2.5% of personal income and $1,038 per capita, comparable with the 2.5% and $1,025 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) rated Florida’s general obligation debt AAA with a stable outlook, reflecting S&P’s assessment of the state’s continued revenue growth, structurally balanced budget, strong reserve levels, employment growth and moderate debt burden.5 Some challenges that S&P believes that Florida could face include unexpected revenue shortfalls and damage caused by catastrophic hurricanes.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Annual Report

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+1.05%	-3.27%
5-Year	+12.68%	+1.53%
10-Year	+41.87%	+3.11%
Advisor[3]
1-Year	+1.19%	+1.19%
5-Year	+12.83%	+2.44%
10-Year	+42.06%	+3.57%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.80%	6.71%	1.92%	3.39%
Advisor	4.07%	7.19%	2.13%	3.76%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 18 for Performance Summary footnotes.

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Annual Report

FRANKLIN FLORIDA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	9/15/16	2/29/16		Change
A (FRFLX)	$10.88	N/A	$11.19	-$	0.31
C (FRFIX)	$11.10	N/A	$11.41	-$	0.31
Advisor (FFTZX)	$10.89	$11.23	N/A	-$	0.34

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.4287
C	$0.3648
Advisor (9/15/16–2/28/17)	$0.1989

Total Annual Operating Expenses[9]
Share Class
A	0.64%
Advisor	0.54%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -1.25% and
-1.25%.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
5. Taxable equivalent distribution rate and yield assume the 2017 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
					Expenses
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 2/28/17	Period[2,3]	Value 2/28/17	9/1/16–2/28/17[3]	Ratio
A	$1,000	$982.50	$3.24	$1,021.52	$3.31	0.66%
C	$1,000	$979.10	$5.94	$1,018.79	$6.06	1.21%
Advisor	$1,000	$987.50	$2.53	$1,022.02	$2.81	0.56%

1. For Classes A and C, 9/1/16 for Actual and Hypothetical. For Advisor Class, 9/15/16 for Actual and 9/1/16 for Hypothetical.
2. For Classes A and C, 9/1/16—2/28/17. For Advisor Class, 9/15/16—2/28/17.
3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 166/365 for Actual Advisor Class expenses to reflect the number of days since inception.

franklintempleton.com

Annual Report

Franklin Georgia Tax-Free Income Fund

This annual report for Franklin Georgia Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
2/28/17
% of Total
Ratings	Investments
AAA	5.54%
AA	56.48%
A	16.07%
BBB	1.01%
Below Investment Grade	2.95%
Refunded	17.44%
Not Rated	0.51%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.32 on February 29, 2016, to $11.99 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 41.79 cents per share for the same period.2 The Performance Summary beginning on page 23 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.34% based on an annualization of February’s 3.48 cent per share monthly dividend and the maximum offering price of $12.52 on February 28, 2017. An investor in the 2017 maximum combined effective federal and

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class**
March	3.72	3.14	—
April	3.67	3.09	—
May	3.58	3.00	—
June	3.48	2.90	—
July	3.38	2.80	—
August	3.38	2.80	—
September	3.38	2.79	1.74
October	3.38	2.79	3.48
November	3.43	2.84	3.53
December	3.43	2.85	3.53
January	3.48	2.90	3.58
February	3.48	2.90	3.58
Total	41.79	34.80	19.44

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
** Effective 9/15/16, the Fund began offering Advisor Class shares. See the prospectus for details.

Georgia personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.30% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Fund took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the 12 months under review, Georgia’s well-diversified economy, a leader among Southern states, continued to grow,

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 85.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

and personal income also continued to grow at faster pace than in the rest of the southern U.S. The state’s low cost of living, strong transportation network, good population growth, and favorable weather and business costs continued to attract business investment and encourage robust job growth. The state’s unemployment rate fluctuated throughout the period, beginning at 5.5% in February 2016 and ending at 5.3%, exceeding the nation’s 4.7% unemployment rate.3 Ongoing job growth has bolstered income tax and sales tax receipts that account for the majority of general fund revenue.

Georgia’s 2016 fiscal year budget was enacted with an increased budget relative to the prior period due primarily to its growing general fund revenue. The 2016 fiscal year budget featured additional funding for K-12 education, transportation, Medicaid and child welfare services. Georgia reported it was ahead of collections relative to the prior year and year-to-date individual income tax revenue had also increased. The 2017 fiscal year budget further restored funding for education, health and human services, economic development and infrastructure projects. Georgia’s revenue collection trends were reported as being in advance of what would be required to meet its 2017 budget.

The state has maintained a moderate debt burden, which has continued to improve since the 2014 fiscal year. Georgia’s net tax-supported debt was 2.7% of personal income and $1,029 per capita, compared with the 2.5% and $1,025 national medians.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Georgia’s general obligation debt rating as AAA with a stable outlook.5 S&P’s rating reflected Georgia’s well-diversified and broad-based economic growth, strong financial monitoring and oversight, strong recent growth in the state’s revenue shortfall reserve, moderate debt position helped by rapid amortization and proactive management of long-term liabilities through full funding of state pension contributions and creation of reserves for other postemployment benefits. In S&P’s view, the state’s stable outlook is due to active management of its budget and revenue forecast and Georgia’s willingness to adjust to unforeseen economic events.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Portfolio Composition
2/28/17
% of Total
Investments*
Refunded**	23.6%
Utilities	17.7%
Hospital & Health Care	17.1%
Subject to Government Appropriations	12.3%
General Obligation	8.7%
Higher Education	8.5%
Tax-Supported	6.1%
Transportation	4.7%
Housing	1.3%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

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Annual Report

FRANKLIN GEORGIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+0.69%	-3.61%
5-Year	+14.98%	+1.95%
10-Year	+45.43%	+3.37%
Advisor[3]
1-Year	+0.74%	+0.74%
5-Year	+15.04%	+2.84%
10-Year	+45.50%	+3.82%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.34%	6.30%	1.83%	3.45%
Advisor	3.58%	6.76%	2.04%	3.85%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 25 for Performance Summary footnotes.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	9/15/16	2/29/16		Change
A (FTGAX)	$11.99	N/A	$12.32	-$	0.33
C (FGAIX)	$12.16	N/A	$12.49	-$	0.33
Advisor (FGFZX)	$11.99	$12.41	N/A	-$	0.42

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.4179
C	$0.3480
Advisor (9/15/16–2/28/17)	$0.1944

Total Annual Operating Expenses[9]
Share Class
A	0.67%
Advisor	0.57%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and shareprice will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -1.82% and
-1.82%.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Georgia personal income tax rate of
47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
					Expenses
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 2/28/17	Period[2,3]	Value 2/28/17	9/1/16–2/28/17[3]	Ratio
A	$1,000	$976.40	$3.38	$1,021.37	$3.46	0.69%
C	$1,000	$973.90	$6.07	$1,018.65	$6.21	1.24%
Advisor	$1,000	$981.80	$2.66	$1,021.87	$2.96	0.59%

1. For Classes A and C, 9/1/16 for Actual and Hypothetical. For Advisor Class, 9/15/16 for Actual and 9/1/16 for Hypothetical.
2. For Classes A and C, 9/1/16—2/28/17. For Advisor Class, 9/15/16—2/28/17.
3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 166/365 for Actual Advisor Class expenses to reflect the number of days since inception.

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Franklin Kentucky Tax-Free Income Fund

This annual report for Franklin Kentucky Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
2/28/17
% of Total
Ratings	Investments
AAA	5.42%
AA	37.48%
A	25.95%
BBB	5.59%
Below Investment Grade	1.15%
Refunded	21.64%
Not Rated	2.77%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.31 on February 29, 2016, to $11.01 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 39.85 cents per share for the same period.2 The Performance Summary beginning on page 30 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.39% based on an annualization of February’s 3.25 cent per share monthly dividend and the maximum offering price of $11.50 on February 28, 2017. An investor in the 2017 maximum combined effective federal and

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
		Advisor
Month	Class A	Class**
March	3.38	—
April	3.38	—
May	3.38	—
June	3.38	—
July	3.38	—
August	3.30	—
September	3.30	1.69
October	3.30	3.39
November	3.30	3.39
December	3.25	3.34
January	3.25	3.34
February	3.25	3.34
Total	39.85	18.49

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
** Effective 9/15/16, the Fund began offering Advisor Class shares. See the prospectus for details.

Kentucky personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.40% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Fund took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

During the 12 months under review, Kentucky’s economy grew slightly, helped by expanded Medicaid eligibility under the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 92.

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Annual Report

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Affordable Care Act, but slowed in the last half of the period, evidenced by stalled manufacturing job growth and fewer jobs in construction. Long-term trends point toward a continued shift from manufacturing to a service economy, translating to reduced wages for many lower skilled workers. Kentucky, which continued to maintain a weaker demographic profile relative to most U.S. states, experienced a recent strong recovery prior to 2016, but is now beginning to see near-term fluctuations in employment growth and lag in projected growth outlooks. The commonwealth’s unemployment rate declined from 5.2% in February 2016 and ended the period at 4.9%, exceeding the 4.7% national rate.3

Kentucky’s 2016 fiscal year revenues showed strong growth and exceeded the commonwealth’s estimates, resulting in a small surplus. Revenue growth for income and sales taxes has continued in fiscal year 2017. However, continuing issues surrounding Kentucky’s inability to properly fund its pension liability has hindered the commonwealth’s path to a full recovery from the last economic recession. Moreover, concerns regarding Kentucky’s ability to maintain a strong structural balance persisted and funding cuts to its public colleges and universities also weighed on the commonwealth.

Kentucky’s net tax-supported debt was 5.2% of personal income and $1,954 per capita, compared with the 2.5% and $1,025 national medians.4 Independent credit rating agency Moody’s Investors Service affirmed Kentucky’s issuer credit rating of Aa2 with a stable outlook.5 In Moody’s view, the rating reflected its stable economy, positive revenue growth, ample liquidity and strong governance, while being challenged by low per-capita income and high debt ratios. The outlook is based on Moody’s expectation that the commonwealth will continue to manage its finances responsibly and work to improve the financing of its teachers’ pension plan.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition
2/28/17
% of Total
Investments*
Refunded**	27.5%
Utilities	22.7%
Hospital & Health Care	15.3%
Subject to Government Appropriations	14.8%
Higher Education	10.3%
General Obligation	3.5%
Housing	2.7%
Other Revenue	1.2%
Tax-Supported	1.2%
Transportation	0.8%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+0.86%	-3.41%
5-Year	+13.80%	+1.72%
10-Year	+42.42%	+3.15%
Advisor[3]
1-Year	+0.90%	+0.90%
5-Year	+13.85%	+2.63%
10-Year	+42.48%	+3.60%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.39%	6.40%	1.71%	3.23%
Advisor	3.64%	6.87%	1.90%	3.59%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 32 for Performance Summary footnotes.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	9/15/16	2/29/16		Change
A (FRKYX)	$11.01	N/A	$11.31	-$	0.30
Advisor (FKTZX)	$11.01	$11.35	N/A	-$	0.34

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.3985
Advisor (9/15/16–2/28/17)	$0.1849

Total Annual Operating Expenses[9]
Share Class
A	0.76%
Advisor	0.66%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -1.36% and
-1.36%.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Kentucky personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Expenses
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 2/28/17	Period[2,3]	Value 2/28/17	9/1/16–2/28/17[3]	Ratio
A	$1,000	$981.30	$3.88	$1,020.88	$3.96	0.79%
Advisor	$1,000	$986.40	$3.12	$1,021.37	$3.46	0.69%

1. For Class A, 9/1/16 for Actual and Hypothetical. For Advisor Class, 9/15/16 for Actual and 9/1/16 for Hypothetical.
2. For Class A, 9/1/16—2/28/17. For Advisor Class, 9/15/16—2/28/17.
3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 166/365 for Actual Advisor Class expenses to reflect the number of days since inception.

franklintempleton.com

Annual Report

Franklin Louisiana Tax-Free Income Fund

This annual report for Franklin Louisiana Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
2/28/17
% of Total
Ratings	Investments
AAA	3.53%
AA	45.80%
A	25.07%
BBB	2.49%
Below Investment Grade	2.30%
Refunded	20.81%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.50 on February 29, 2016, to $11.15 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 40.23 cents per share for the same period.2 The Performance Summary beginning on page 37 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.34% based on an annualization of February’s 3.24 cent per share monthly dividend and the maximum offering price of $11.64 on February 28, 2017. An investor in the 2017 maximum combined effective federal and Louisiana personal income tax bracket of 47.02% (including

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class**
March	3.59	3.05	—
April	3.59	3.05	—
May	3.54	3.00	—
June	3.49	2.95	—
July	3.34	2.80	—
August	3.24	2.70	—
September	3.24	2.69	1.66
October	3.24	2.69	3.33
November	3.24	2.69	3.33
December	3.24	2.70	3.33
January	3.24	2.70	3.33
February	3.24	2.70	3.33
Total	40.23	33.72	18.31

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
** Effective 9/15/16, the Fund began offering Advisor Class shares. See the prospectus for details.

3.8% Medicare tax) would need to earn a distribution rate of 6.30% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Fund took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Louisiana’s economy continued to face significant challenges during the 12 months under review. The state’s economy was hurt by low energy prices and natural disasters. Low crude oil

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 97.

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prices negatively impacted many of the state’s energy-related industries. These companies were forced to reduce production and announce layoffs. In mid-August, a powerful flood engulfed southern Louisiana. The rising waters destroyed homes, devastating the real estate market. The flood also damaged businesses, further hindering the state’s economy. Amid these conditions, Louisiana’s unemployment rate declined from 6.2% in February 2016 to 5.8% at period-end, which was higher than the 4.7% national average.3

The state used a combination of recurring and nonrecurring measures to balance the budget for fiscal year (FY) 2016, which began on July 1, 2015. However, lower-than-projected tax collections and plunging oil prices resulted in a midyear budget gap, which state officials closed with nonrecurring measures. Continued revenue weakness led to a second midyear gap. Lawmakers predicted that the budget gap in FY 2017 will be considerably larger than in FY 2016. In June 2016, the legislature balanced the FY 2017 budget by enacting new sales taxes in FY 2016, 2017 and 2018. The new taxes are set to expire in FY 2018. Lawmakers also cut spending on education, law enforcement, prisons and social services. Legislators began a special session in mid-February 2017 to consider various solutions to close the state’s budget gaps, without making substantial cuts in spending, and by agreeing to draw from the state’s rainy day fund. The governor released the FY 2017-2018 executive budget, with a spending increase over the previous fiscal year. Key priorities included fully funding the Taylor Opportunity Program for Students (TOPS) and transportation.

Louisiana’s net tax-supported debt was 3.8% of personal income and $1,609 per capita, compared with the 2.5% and $1,025 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AA rating of the state’s long-term general obligation debt with a negative outlook.5 The rating reflected S&P’s view of Louisiana’s constitutional requirement that requires balanced budgets, recent proactive budget adjustments and moderate debt ratios with a strong legal framework for debt repayment. S&P’s view was offset by credit factors, including further weakness in economic trends, continued budgetary challenges, and below-average funding for pensions and other post-employment benefits. The negative outlook reflected S&P’s view of the state’s continued weakness in economic and revenue trends.

Portfolio Composition
2/28/17
% of Total
Investments*
Refunded**	24.2%
Utilities	14.2%
General Obligation	13.5%
Higher Education	9.8%
Tax-Supported	9.6%
Hospital & Health Care	7.7%
Subject to Government Appropriations	7.1%
Transportation	5.8%
Other Revenue	5.3%
Housing	1.6%
Corporate-Backed	1.2%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+0.43%	-3.83%
5-Year	+13.07%	+1.60%
10-Year	+43.48%	+3.22%
Advisor[3]
1-Year	+0.48%	+0.48%
5-Year	+13.12%	+2.50%
10-Year	+43.54%	+3.68%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.34%	6.30%	1.93%	3.64%
Advisor	3.58%	6.76%	2.16%	4.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 39 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 39 for Performance Summary footnotes.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	9/15/16	2/29/16		Change
A (FKLAX)	$11.15	N/A	$11.50	-$	0.35
C (FLAIX)	$11.32	N/A	$11.67	-$	0.35
Advisor (FLTZX)	$11.15	$11.54	N/A	-$	0.39

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.4023
C	$0.3372
Advisor (9/15/16–2/28/17)	$0.1831

Total Annual Operating Expenses[9]
Share Class
A	0.69%
Advisor	0.59%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -1.79% and
-1.79%.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Louisiana personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
					Expenses
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 2/28/17	Period[2,3]	Value 2/28/17	9/1/16–2/28/17[3]	Ratio
A	$1,000	$976.30	$3.38	$1,021.37	$3.46	0.69%
C	$1,000	$973.00	$6.07	$1,018.65	$6.21	1.24%
Advisor	$1,000	$976.70	$2.65	$1,021.87	$2.96	0.59%

1. For Classes A and C, 9/1/16 for Actual and Hypothetical. For Advisor Class, 9/15/16 for Actual and 9/1/16 for Hypothetical.
2. For Classes A and C, 9/1/16—2/28/17. For Advisor Class, 9/15/16—2/28/17.
3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 166/365 for Actual Advisor Class expenses to reflect the number of days since inception.

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Franklin Maryland Tax-Free Income Fund

This annual report for Franklin Maryland Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
2/28/17
% of Total
Ratings	Investments
AAA	13.38%
AA	34.20%
A	17.07%
BBB	10.72%
Below Investment Grade	7.45%
Refunded	14.77%
Not Rated	2.41%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.35 on February 29, 2016, to $11.10 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 40.04 cents per share for the same period.2 The Performance Summary beginning on page 44 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.27% based on an annualization of February’s 3.16 cent per share monthly dividend and the maximum offering price of $11.59 on February 28, 2017. An investor in the 2017 maximum combined effective federal and

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.47	2.94	3.56
April	3.47	2.94	3.56
May	3.51	2.98	3.60
June	3.51	2.97	3.60
July	3.51	2.97	3.60
August	3.31	2.77	3.40
September	3.31	2.76	3.40
October	3.26	2.71	3.35
November	3.21	2.66	3.30
December	3.16	2.62	3.25
January	3.16	2.62	3.25
February	3.16	2.62	3.25
Total	40.04	33.56	41.12

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Maryland personal income tax bracket of 48.81% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.39% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Fund took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Maryland’s economy continued to grow during the 12 months under review amid mixed housing market conditions and strong employment growth. The state’s home prices rose during the review period, and the foreclosure rate declined. Maryland’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 104.

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unemployment rate fell from 4.5% in February 2016 to 4.2% at period-end, which was lower than the 4.7% national average.3 Although the state did not suffer as deep a recession as the nation during the most recent downturn, Maryland’s economic recovery has lagged the nation’s due to federal spending cutbacks.

In September 2016, Maryland’s state revenue for fiscal year (FY) 2016 fell short of its March 2016 estimates, largely due to lower-than-expected tax revenues. Due to a shortfall in revenue collections in FY 2016, projections for FY 2017 and 2018 were downgraded. The state expects the general fund reserve balance to be lower in FY 2017 compared to FY 2016, although approved budget measures and additional revenue could help address some of the shortfall. The governor’s FY 2018 budget proposal included a mix of recurring and one-time budget balancing actions such as canceling previously planned supplemental contributions to the pension and the revenue stabilization account and proposed limitations on police and health grants to local government. The budget proposal also included savings from Medicaid, cancellation of employee raises and other spending reductions.

The state’s net tax-supported debt was 3.5% of personal income and $1,928 per capita, compared with the 2.5% and $1,025 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed the state’s general obligation debt rating of AAA with a stable outlook.5 S&P cited the state’s broad and diverse economy, continued strong wealth and income levels, growth in projected state reserves, proactive financial and budget management, well-developed financial and debt management policies, and moderate debt levels despite increasing issuance. The outlook reflected S&P’s view of the state’s continued practice of proactive mid-year budget adjustments in case of slower-than-anticipated revenue growth and its consistent commitment to fully fund its pensions.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However,

Portfolio Composition
2/28/17
% of Total
Investments*
Utilities	21.7%
Hospital & Health Care	18.6%
Refunded**	16.6%
Housing	11.2%
Higher Education	11.0%
General Obligation	8.8%
Other Revenue	4.8%
Tax-Supported	3.0%
Transportation	3.0%
Subject to Government Appropriations	1.3%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+1.31%	-2.96%
5-Year	+11.53%	+1.32%
10-Year	+38.89%	+2.89%
Advisor[3]
1-Year	+1.50%	+1.50%
5-Year	+12.17%	+2.32%
10-Year	+40.02%	+3.42%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.27%	6.39%	2.41%	4.71%
Advisor	3.51%	6.86%	2.63%	5.14%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 46 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 46 for Performance Summary footnotes.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FMDTX)	$11.10	$11.35	-$	0.25
C (FMDIX)	$11.31	$11.56	-$	0.25
Advisor (FMDZX)	$11.11	$11.35	-$	0.24

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.4004
C	$0.3356
Advisor	$0.4112

Total Annual Operating Expenses[9]
Share Class
A	0.67%
Advisor	0.57%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +39.85% and
+4.47%.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Maryland state and local personal income tax rate of 48.81%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio
A	$1,000	$977.70	$3.33	$1,021.42	$3.41	0.68%
C	$1,000	$975.30	$6.02	$1,018.70	$6.16	1.23%
Advisor	$1,000	$979.10	$2.85	$1,021.92	$2.91	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com

Annual Report

Franklin Missouri Tax-Free Income Fund

This annual report for Franklin Missouri Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
2/28/17
% of Total
Ratings	Investments
AAA	15.67%
AA	42.28%
A	19.38%
BBB	8.47%
Below Investment Grade	4.53%
Refunded	9.31%
Not Rated	0.36%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.05 on February 29, 2016, to $11.74 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 42.51 cents per share for the same period.2 The Performance Summary beginning on page 51 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.46% based on an annualization of February’s 3.53 cent per share monthly dividend and the maximum offering price of $12.26 on February 28, 2017. An investor in the 2017 maximum combined effective federal and Missouri personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.53% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Fund took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Missouri’s economy continued to expand during the 12 months under review. The state’s housing market improved as home prices rose, and the foreclosure rate generally declined and was below the national average. Missouri’s unemployment rate fell from 4.5% in February 2016 to 4.1% at period-end, which was below the 4.7% national average.3

The state concluded fiscal year (FY) 2016 on June 30, 2016, with slightly higher year-to-date general revenue collections than the prior year, mainly because of growth in collections of individual and sales and use taxes, while corporate income taxes and other collections declined and refunds increased. In May 2016, then-Governor Jay Nixon signed the FY 2017 budget. The spending plan featured a tuition freeze for students at public colleges and universities, increased spending on mental health care and funding for economic development plans. In July 2016, the governor announced restrictions on new or increased spending in response to underperforming revenue collections. The restrictions were enacted to balance the budget and protect funding for education and mental health services. Further spending cuts were announced by the governor in September 2016 to finance tax breaks enacted by lawmakers. In January 2017, new Governor Eric Greitens announced the first of his expected budget withholdings in response to reduced revenues due to slow economic growth.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 110.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

The governor’s budget proposal for FY 2018 included cuts largely to spending on state universities and transportation programs.

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.58	3.02	3.68
April	3.58	3.02	3.68
May	3.58	3.02	3.68
June	3.53	2.97	3.63
July	3.53	2.97	3.63
August	3.53	2.97	3.63
September	3.53	2.96	3.63
October	3.53	2.96	3.63
November	3.53	2.96	3.63
December	3.53	2.97	3.63
January	3.53	2.97	3.63
February	3.53	2.97	3.63
Total	42.51	35.76	43.71

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Missouri’s net tax-supported debt was 1.4% of personal income and $574 per capita, compared with the 2.5% and $1,025 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service rated Missouri’s general obligation bonds Aaa with a stable outlook.5 The rating reflected Moody’s view of the state’s history of above-average reserve levels, solid fiscal management controls and moderate debt burden. It also incorporated the state’s below average wealth and demographic indicators, revenue-raising constraints and expectations that the state’s economy will lag that of the nation overall. Furthermore, it reflected concerns regarding the state’s ability to balance an income tax cut that will incrementally reduce revenues over the next several years. Moody’s also noted that any economic weakening that negatively affects the state’s revenue collections could lead to a downgrade.

Portfolio Composition
2/28/17
% of Total
Investments*
Utilities	27.2%
Hospital & Health Care	19.2%
Refunded**	18.2%
Tax-Supported	9.1%
Higher Education	8.1%
Subject to Government Appropriations	8.0%
Transportation	6.5%
General Obligation	2.5%
Corporate-Backed	1.0%
Housing	0.2%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate Moody’s rating of the Fund.

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Annual Report

FRANKLIN MISSOURI TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+0.94%	-3.31%
5-Year	+11.73%	+1.36%
10-Year	+41.20%	+3.06%
Advisor[3]
1-Year	+1.04%	+1.04%
5-Year	+12.29%	+2.35%
10-Year	+42.36%	+3.59%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.46%	6.53%	1.98%	3.74%
Advisor	3.71%	7.00%	2.18%	4.12%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 53 for Performance Summary footnotes.

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Annual Report

FRANKLIN MISSOURI TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 53 for Performance Summary footnotes.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FRMOX)	$11.74	$12.05	-$	0.31
C (FMOIX)	$11.86	$12.17	-$	0.31
Advisor (FRMZX)	$11.75	$12.06	-$	0.31

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.4251
C	$0.3576
Advisor	$0.4371

Total Annual Operating Expenses[9]
Share Class
A	0.64%
Advisor	0.54%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +38.47% and
+4.34%.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Missouri personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio
A	$1,000	$982.10	$3.24	$1,021.52	$3.31	0.66%
C	$1,000	$979.50	$5.94	$1,018.79	$6.06	1.21%
Advisor	$1,000	$982.60	$2.75	$1,022.02	$2.81	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

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Franklin North Carolina Tax-Free Income Fund

This annual report for Franklin North Carolina Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
2/28/17
% of Total
Ratings	Investments
AAA	22.22%
AA	50.50%
A	6.30%
BBB	1.87%
Below Investment Grade	4.24%
Refunded	14.87%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.97 on February 29, 2016, to $11.70 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 41.30 cents per share for the same period.2 The Performance Summary beginning on page 58 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.39% based on an annualization of February’s 3.45 cent per share monthly dividend and the maximum offering price of $12.22 on February 28, 2017. An investor in the 2017 maximum combined effective federal and North Carolina personal income tax bracket of 46.72% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.38% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

North Carolina’s economy continued to grow during the 12 months under review. The housing market improved as home prices rose and foreclosure rates generally trended downward, although foreclosures remained above the national average. North Carolina’s unemployment rate fell from 5.2% in February 2016 to 5.1% at period-end, which was higher than the national average of 4.7%.3

The state ended fiscal year (FY) 2016 on June 30, 2016, with available reserves that were significantly higher than those in the prior year, largely due to robust growth in individual income tax collections. North Carolina experienced strong revenue growth in FY 2016, as collections exceeded the threshold for triggering a reduction in the state’s business tax rate in FY 2017. In July 2016, the general assembly agreed on adjustments to the FY 2017 budget. The revised budget featured increased funding for state employees and fixed tuition for students at public universities. The budget also increased a cut to personal income tax and dedicated a record amount to the state’s reserve fund. Revenue forecasts for FY 2017 were revised higher in February 2017 due to stronger-than-expected personal income tax and sales tax collections.

North Carolina’s net tax-supported debt remained relatively low at 1.8% of personal income and $721 per capita, compared with the 2.5% and $1,025 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AAA rating and a stable outlook for the state’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 118.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.40	2.84	3.50
April	3.40	2.84	3.50
May	3.45	2.89	3.55
June	3.45	2.89	3.55
July	3.45	2.89	3.55
August	3.45	2.89	3.55
September	3.45	2.88	3.55
October	3.45	2.88	3.55
November	3.45	2.88	3.55
December	3.45	2.89	3.55
January	3.45	2.89	3.55
February	3.45	2.89	3.55
Total	41.30	34.55	42.50

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

general obligation debt.5 S&P cited the state’s strengths, including its diverse economic base, prudent fiscal management, low-to-moderate debt burden, well-funded pension system and progress in addressing other post-employment benefits. The stable outlook reflected S&P’s expectation that the state’s economic trends would continue to improve and that growth would remain above national levels. S&P also expected North Carolina will continue to focus on structural budget adjustments, as the state monitors revenue performance in the light of recent tax reforms.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have

Portfolio Composition
2/28/17
% of Total
Investments*
Refunded**	33.2%
Hospital & Health Care	17.4%
Utilities	15.3%
Higher Education	13.6%
Transportation	9.8%
General Obligation	5.2%
Subject to Government Appropriations	2.6%
Tax-Supported	2.3%
Housing	0.3%
Corporate-Backed	0.3%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

5. This does not indicate S&P’s rating of the Fund.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+1.19%	-3.10%
5-Year	+9.50%	+0.95%
10-Year	+39.39%	+2.93%
Advisor[3]
1-Year	+1.29%	+1.29%
5-Year	+10.14%	+1.95%
10-Year	+40.43%	+3.45%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.39%	6.38%	1.77%	3.33%
Advisor	3.64%	6.85%	1.95%	3.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 60 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 60 for Performance Summary footnotes.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FXNCX)	$11.70	$11.97	-$	0.27
C (FNCIX)	$11.88	$12.15	-$	0.27
Advisor (FNCZX)	$11.70	$11.97	-$	0.27

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.4130
C	$0.3455
Advisor	$0.4250

Total Annual Operating Expenses[9]
Share Class
A	0.64%
Advisor	0.54%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +35.25% and
+4.02%.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and North Carolina personal income tax rate of 46.72%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio
A	$1,000	$983.30	$3.20	$1,021.57	$3.26	0.65%
C	$1,000	$979.90	$5.89	$1,018.84	$6.01	1.20%
Advisor	$1,000	$983.80	$2.71	$1,022.07	$2.76	0.55%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

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Annual Report

Franklin Virginia Tax-Free Income Fund

This annual report for Franklin Virginia Tax-Free Income Fund covers the fiscal year ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
2/28/17
% of Total
Ratings	Investments
AAA	17.44%
AA	51.71%
A	8.08%
BBB	1.12%
Below Investment Grade	3.23%
Refunded	18.27%
Not Rated	0.15%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.54 on February 29, 2016, to $11.31 on February 28, 2017. The Fund’s Class A shares paid dividends totaling 40.46 cents per share for the same period.2 The Performance Summary beginning on page 65 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.28% based on an annualization of February’s 3.23 cent per share monthly dividend and the maximum offering price of $11.81 on February 28, 2017. An investor in the 2017 maximum combined effective federal and Virginia personal income tax bracket of 46.87% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.17% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Fund took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

Virginia’s economy continued to grow during the 12 months under review. The commonwealth’s economic recovery has been better than the nation’s as a whole. Federal spending reductions remained a drag, however, the negative impact of cuts began to fade during the period, enabling continued improvement in growth. Virginia’s home sales and home prices in 2016 improved from 2015 levels, and the foreclosure rate declined. The commonwealth’s unemployment rate declined from 4.0% in February 2016 to 3.9% at period-end, which was below the 4.7% national average.3

The commonwealth ended fiscal year (FY) 2016 on June 30, 2016, with a budget deficit after revenue growth underper-formed lawmakers’ expectations. The shortfall was largely due to lower-than-expected individual, corporate and sales tax collections. Additionally, the governor reduced the interim revenue forecasts for FY 2017 and 2018, reflecting a trend toward lower-paying jobs in the commonwealth’s economy. The governor planned to address the shortfall for FY 2017 by using funds reserved for pay increases, drawing from the Revenue Stabilization Fund and other sources of savings. In December, the governor proposed amendments to the 2016–2018 biennial budget, which included certain revenue enhancement measures and lower funding for higher education. Additionally, the budget proposal included a below-trend

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 126.

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revenue growth forecast and increased spending to strengthen the commonwealth’s mental health system, while continuing to protect priority programs like education, health and public safety. In February 2017, lawmakers approved pay raises for teachers and state employees.

Distributions*
3/1/16–2/28/17
	Distributions per Share (cents)
			Advisor
Month	Class A	Class C	Class
March	3.48	2.94	3.57
April	3.48	2.94	3.57
May	3.48	2.94	3.57
June	3.48	2.94	3.57
July	3.48	2.94	3.57
August	3.38	2.84	3.47
September	3.38	2.83	3.47
October	3.33	2.78	3.42
November	3.28	2.73	3.37
December	3.23	2.69	3.32
January	3.23	2.69	3.32
February	3.23	2.69	3.32
Total	40.46	33.95	41.54

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Virginia’s net tax-supported debt was 2.9% of personal income and $1,418 per capita, compared with the 2.5% and $1,025 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed the commonwealth’s AAA rating with a stable outlook.5 The rating reflected S&P’s view of Virginia’s strong and broad-based economy, strong financial policies and practices, history of proactive and conservative financial management and moderate debt levels. According to S&P, the commonwealth’s resources, strong debt management policies and favorable debt ratios make its debt burden manageable. The stable outlook reflected S&P’s opinion that Virginia has maintained conservative financial management, has been proactive when identifying shortfalls and has acted swiftly to find solutions to restore balance. S&P believes that any potential shortfall in the commonwealth’s revenues or weakening of Virginia’s economy might increase the pressure on the commonwealth’s finances.

Portfolio Composition
2/28/17
% of Total
Investments*
Refunded**	29.0%
Utilities	15.7%
Hospital & Health Care	14.3%
Higher Education	12.9%
Transportation	10.1%
General Obligation	6.4%
Housing	5.9%
Subject to Government Appropriations	2.5%
Tax-Supported	2.0%
Other Revenue	1.2%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, these bonds declined substantially shortly after period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+1.51%	-2.79%
5-Year	+12.07%	+1.42%
10-Year	+41.32%	+3.07%
Advisor[3]
1-Year	+1.60%	+1.60%
5-Year	+12.61%	+2.40%
10-Year	+42.35%	+3.59%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.28%	6.17%	1.75%	3.29%
Advisor	3.52%	6.63%	1.95%	3.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 67 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 67 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	2/28/17	2/29/16		Change
A (FRVAX)	$11.31	$11.54	-$	0.23
C (FVAIX)	$11.49	$11.72	-$	0.23
Advisor (FRVZX)	$11.31	$11.54	-$	0.23

Distributions (3/1/16–2/28/17)
	Net Investment
Share Class	Income
A	$0.4046
C	$0.3395
Advisor	$0.4154

Total Annual Operating Expenses[9]
Share Class
A	0.65%
Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +36.88% and
+4.18%.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/17.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Virginia personal income tax rate of
46.87%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1]	Value 2/28/17	9/1/16–2/28/17[1]	Ratio
A	$1,000	$982.70	$3.24	$1,021.52	$3.31	0.66%
C	$1,000	$980.20	$5.94	$1,018.79	$6.06	1.21%
Advisor	$1,000	$982.30	$2.75	$1,022.02	$2.81	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

68 Annual Report

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Alabama Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.35	$11.55	$11.18	$11.91	$11.71
Income from investment operations[b]:
Net investment income[c]	0.39	0.42	0.44	0.44	0.44
Net realized and unrealized gains (losses)	(0.20)	(0.20)	0.37	(0.74)	0.20
Total from investment operations	0.19	0.22	0.81	(0.30)	0.64
Less distributions from:
Net investment income	(0.38)	(0.42)	(0.44)	(0.43)	(0.43)
Net realized gains	—	—	—	(—)[d]	(0.01)
Total distributions	(0.38)	(0.42)	(0.44)	(0.43)	(0.44)
Net asset value, end of year.	$11.16	$11.35	$11.55	$11.18	$11.91

Total return[e]	1.69%	1.99%	7.35%	(2.49)%	5.57%

Ratios to average net assets
Expenses	0.72%	0.71%	0.72%	0.71%	0.70%
Net investment income	3.38%	3.73%	3.83%	3.86%	3.68%

Supplemental data
Net assets, end of year (000’s)	$225,050	$228,212	$224,586	$218,826	$270,783
Portfolio turnover rate	16.81%	10.70%	6.46%	14.44%	17.76%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.49	$11.69	$11.31	$12.04	$11.84
Income from investment operations[b]:
Net investment income[c]	0.33	0.37	0.38	0.38	0.38
Net realized and unrealized gains (losses)	(0.20)	(0.21)	0.38	(0.74)	0.20
Total from investment operations	0.13	0.16	0.76	(0.36)	0.58
Less distributions from:
Net investment income	(0.32)	(0.36)	(0.38)	(0.37)	(0.37)
Net realized gains	—	—	—	(—)[d]	(0.01)
Total distributions	(0.32)	(0.36)	(0.38)	(0.37)	(0.38)
Net asset value, end of year.	$11.30	$11.49	$11.69	$11.31	$12.04

Total return[e]	1.11%	1.41%	6.77%	(2.99)%	4.92%

Ratios to average net assets
Expenses	1.27%	1.26%	1.27%	1.26%	1.25%
Net investment income	2.83%	3.18%	3.28%	3.31%	3.13%

Supplemental data
Net assets, end of year (000’s)	$55,619	$54,075	$53,424	$49,940	$65,690
Portfolio turnover rate	16.81%	10.70%	6.46%	14.44%	17.76%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

70 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)
Year Ended
February 28,
2017 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.49
Income from investment operations[b]:
Net investment income[c]	0.18
Net realized and unrealized gains (losses)	(0.33)
Total from investment operations	(0.15)
Less distributions from net investment income	(0.18)
Net asset value, end of year.	$11.16

Total return[d]	(1.33)%

Ratios to average net assets[e]
Expenses	0.62%
Net investment income	3.48%

Supplemental data
Net assets, end of year (000’s)	$5,149
Portfolio turnover rate	16.81%

aFor the period September 15, 2016 (effective date) to February 28, 2017.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Alabama Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 97.3%
Alabama 95.0%
Alabama Special Care Facilities Financing Authority Birmingham Revenue, Ascension Senior Credit Group,
Refunding, Series B, 5.00%, 11/15/46.	$3,000,000	$3,311,460
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	3,000,000	3,408,960
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, Pre-Refunded, 5.00%, 3/01/43.	4,120,000	4,701,125
Auburn University General Fee Revenue,
Refunding, Series A, 5.00%, 6/01/33.	2,500,000	2,858,775
Series A, AGMC Insured, Pre-Refunded, 5.00%, 6/01/38	5,000,000	5,052,750
Auburn Water Works Board Revenue, 4.00%, 9/01/40	2,000,000	2,074,420
Baldwin County Board of Education Revenue,
School wts., Refunding, 5.00%, 6/01/24	2,605,000	2,992,181
School wts., Refunding, 5.00%, 6/01/26	2,870,000	3,273,522
School wts., Refunding, 5.00%, 6/01/27	3,015,000	3,424,497
School wts., Refunding, 5.00%, 6/01/31	2,000,000	2,305,860
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, Series A, Assured
Guaranty, 5.00%, 6/01/39	3,825,000	3,853,726
Birmingham GO, Capital Appreciation, Series A, zero cpn. to 3/01/17, 5.00% thereafter, 3/01/43	5,000,000	5,499,250
Birmingham Special Care Facilities Financing Authority Health Care Facility Revenue, Children’s Hospital,
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/39	4,000,000	4,432,320
Birmingham Water Works Board Water Revenue,
Senior, Refunding, Series A, 4.00%, 1/01/35	4,000,000	4,084,720
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 1/01/39	5,950,000	6,405,651
Series B, 5.00%, 1/01/43	3,745,000	4,104,820
Subordinate, Refunding, Series B, 5.00%, 1/01/43	10,000,000	11,184,900
Butler County IDA Environmental Improvement Revenue, International Paper Co. Projects, Series A, 7.00%,
9/01/32	1,000,000	1,074,790
The Butler County Public Education Cooperative District Revenue, Limited Obligation School, Series A,
XLCA Insured, Pre-Refunded, 5.00%, 7/01/37	9,025,000	9,146,025
Calhoun County Board of Education Special Tax School wts. Revenue, BAM Insured, 5.00%, 2/01/46.	6,000,000	6,712,920
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/30	5,250,000	5,757,623
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/37	5,000,000	5,448,950
Cullman GO, wts., Refunding, 5.00%, 7/01/30	1,100,000	1,247,994
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41	3,000,000	3,263,100
DCH Health Care Authority Health Care Facilities Revenue, Refunding, 5.00%, 6/01/36	2,000,000	2,169,860
East Alabama Health Care Authority Health Care Facilities Revenue,
Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36.	5,000,000	5,269,200
Mandatory Put 9/01/18, Series B, 5.50%, 9/01/33.	4,500,000	4,758,840
Homewood Educational Building Authority Revenue, Educational Facilities, Samford University, Series A,
AGMC Insured, 5.00%, 12/01/41	10,000,000	11,008,900
Homewood GO, Capital Improvement wts., 5.00%, 9/01/42	4,000,000	4,490,760
Huntsville PBA Lease Revenue,
Capital Center Improvement, 2014, NATL Insured, Pre-Refunded, 5.00%, 10/01/33	2,820,000	2,829,560
Municipal Justice Center, Capital Improvement, Refunding, NATL Insured, 5.00%, 10/01/33	5,180,000	5,193,934
Huntsville Water System Revenue, wts., 5.00%, 11/01/35	5,360,000	6,097,429
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, Infirmary Health
System Inc., Series A, 5.00%, 2/01/41	3,000,000	3,225,240
Jacksonville State University Tuition and Fee Revenue, Refunding, AGMC Insured, 5.00%, 12/01/36	5,000,000	5,637,900
Jefferson County Revenue, Limited Obligation School wts., Series A, 5.00%, 1/01/24	2,000,000	2,003,200
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty, Pre-
Refunded, 5.125%, 4/01/33	7,410,000	7,746,636

72 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Alabama Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Alabama (continued)
Limestone County Water and Sewer Authority Water Revenue,
AGMC Insured, 5.00%, 12/01/39	$3,750,000	$4,035,300
Refunding, Series B, BAM Insured, 5.00%, 12/01/43	5,920,000	6,450,432
Madison County Board of Education Capital Outlay Revenue, Tax Anticipation wts., Assured Guaranty,
Pre-Refunded, 5.125%, 9/01/34	600,000	637,086
Madison GO, wts., Series A, 5.00%, 4/01/37	2,590,000	2,890,181
Marshall County Board of Education Special Tax School wts. Revenue, Special Tax, AGMC Insured, 4.00%,
3/01/41	2,510,000	2,551,766
Mobile GO, wts., Series C, Pre-Refunded, 5.50%, 2/15/30	2,000,000	2,083,900
Mobile Public Educational Building Authority Revenue, Limited Obligation School, Series A, Assured
Guaranty, Pre-Refunded, 5.00%, 3/01/33	6,500,000	6,765,915
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Refunding, 5.00%, 1/01/36	10,000,000	11,169,300
Montgomery County Board of Education Capital Outlay School wts. Revenue, Refunding, 5.00%, 9/01/39	3,000,000	3,334,020
Morgan County Board of Education Capital Outlay School wts. Revenue,
Pre-Refunded, 5.00%, 3/01/35	1,050,000	1,228,983
Refunding, 5.00%, 3/01/35	5,970,000	6,766,099
Opelika Utilities Board Utility Revenue, Assured Guaranty, 5.00%, 6/01/37	3,000,000	3,235,740
Oxford GO, wts., Series C, 5.00%, 10/01/29	1,435,000	1,650,494
Pelham GO, wts., 5.00%, 2/01/34	2,635,000	3,007,563
Phenix City GO, School wts., Series A, 5.00%, 8/01/43	3,000,000	3,329,040
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	2,000,000	2,186,440
Selma IDBR,
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.80%, 5/01/34	3,000,000	3,341,580
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.375%, 12/01/35	3,000,000	3,369,210
Troy Public Educational Building Authority Educational Facilities Revenue,
AGMC Insured, 5.25%, 12/01/40	1,215,000	1,346,536
AGMC Insured, Pre-Refunded, 5.25%, 12/01/40.	785,000	897,954
Trussville GO, wts., Series B, 5.00%, 10/01/39	3,000,000	3,374,730
Tuscaloosa City Board of Education School Tax wts. Revenue, 5.00%, 8/01/41	4,000,000	4,484,280
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student
Housing LLC, University of Alabama Ridgecrest Residential Project, Assured Guaranty, Pre-Refunded,
6.75%, 7/01/38	5,000,000	5,383,750
University of Alabama at Birmingham Medicine Finance Authority Revenue, Refunding, Series B, 5.00%,
9/01/29	5,000,000	5,754,000
University of Alabama General Revenue, University of Alabama at Birmingham, Refunding, Series D-2,
5.00%, 10/01/37.	7,520,000	8,531,590
University of South Alabama University Facilities Revenue,
Capital Improvement, BHAC Insured, Pre-Refunded, 5.00%, 8/01/38	5,000,000	5,284,600
Refunding, AGMC Insured, 5.00%, 11/01/34	2,000,000	2,258,040
		271,400,327

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Alabama Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories 2.3%
Puerto Rico 2.3%
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 5.75%, 8/01/37.	$2,000,000	$990,000
First Subordinate, Series A, 5.375%, 8/01/39	4,500,000	2,126,250
First Subordinate, Series A, 6.00%, 8/01/42.	7,000,000	3,605,000
		6,721,250
Total Municipal Bonds (Cost $273,163,228) 97.3%		278,121,577
Other Assets, less Liabilities 2.7%		7,696,389
Net Assets 100.0%		$285,817,966

See Abbreviations on page 156.

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Florida Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.19	$11.38	$11.05	$11.96	$11.88
Income from investment operations[b]:
Net investment income[c]	0.43	0.45	0.48	0.46	0.47
Net realized and unrealized gains (losses)	(0.31)	(0.20)	0.34	(0.90)	0.13
Total from investment operations	0.12	0.25	0.82	(0.44)	0.60
Less distributions from:
Net investment income	(0.43)	(0.44)	(0.49)	(0.44)	(0.46)
Net realized gains	—	—	—	(0.03)	(0.06)
Total distributions	(0.43)	(0.44)	(0.49)	(0.47)	(0.52)
Net asset value, end of year.	$10.88	$11.19	$11.38	$11.05	$11.96

Total return[d]	1.05%	2.32%	7.57%	(3.65)%	5.15%

Ratios to average net assets
Expenses	0.65%	0.64%	0.64%	0.62%	0.62%
Net investment income	3.82%	4.01%	4.25%	4.13%	3.95%

Supplemental data
Net assets, end of year (000’s)	$635,594	$689,641	$725,177	$737,869	$1,023,241
Portfolio turnover rate	13.84%	5.17%	5.17%	7.39%	24.13%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.41	$11.59	$11.25	$12.17	$12.08
Income from investment operations[b]:
Net investment income[c]	0.37	0.39	0.42	0.41	0.41
Net realized and unrealized gains (losses)	(0.32)	(0.19)	0.35	(0.92)	0.14
Total from investment operations	0.05	0.20	0.77	(0.51)	0.55
Less distributions from:
Net investment income	(0.36)	(0.38)	(0.43)	(0.38)	(0.40)
Net realized gains	—	—	—	(0.03)	(0.06)
Total distributions	(0.36)	(0.38)	(0.43)	(0.41)	(0.46)
Net asset value, end of year.	$11.10	$11.41	$11.59	$11.25	$12.17

Total return[d]	0.46%	1.81%	6.94%	(4.19)%	4.56%

Ratios to average net assets
Expenses	1.20%	1.19%	1.19%	1.17%	1.17%
Net investment income	3.27%	3.46%	3.70%	3.58%	3.40%

Supplemental data
Net assets, end of year (000’s)	$90,754	$88,734	$89,809	$89,944	$132,581
Portfolio turnover rate	13.84%	5.17%	5.17%	7.39%	24.13%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

76 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)
Year Ended
February 28,
2017 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.23
Income from investment operations[b]:
Net investment income[c]	0.20
Net realized and unrealized gains (losses)	(0.34)
Total from investment operations	(0.14)
Less distributions from net investment income	(0.20)
Net asset value, end of year.	$10.89

Total return[d]	(1.25)%

Ratios to average net assets[e]
Expenses	0.55%
Net investment income	3.92%

Supplemental data
Net assets, end of year (000’s)	$10,916
Portfolio turnover rate	13.84%

aFor the period September 15, 2016 (effective date) to February 28, 2017.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Florida Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.6%
Florida 94.4%
Alachua County Health Facilities Authority Health Facilities Revenue,
Shands Healthcare Project, Series D-1, Pre-Refunded, 6.50%, 12/01/19	$1,215,000	$1,330,474
Shands Healthcare Project, Series D-1, Pre-Refunded, 6.75%, 12/01/22	1,000,000	1,099,350
Shands Healthcare Project, Series D-2, Pre-Refunded, 6.75%, 12/01/30	5,000,000	5,496,750
Brevard County Health Facilities Authority Health Facilities Revenue,
Health First Inc. Project, Refunding, 5.00%, 4/01/39	5,000,000	5,346,750
Health First Inc. Project, Series B, Pre-Refunded, 7.00%, 4/01/39	2,000,000	2,242,160
Broward County Water and Sewer Utility Revenue, Series A, Pre-Refunded, 5.25%, 10/01/34	2,200,000	2,347,422
Central Expressway Authority Revenue, senior lien, Refunding, Series B, 4.00%, 7/01/40	5,825,000	5,906,375
Citizens Property Insurance Corp. Revenue,
High-Risk Account, senior secured, Series A-1, 6.00%, 6/01/17	5,000,000	5,065,400
Personal Lines Account/Commercial Lines Account, senior secured, Series A-1, 5.00%, 6/01/22	5,000,000	5,770,100
City of Winter Park Water and Sewer Revenue, Refunding and Improvement, 5.00%, 12/01/34	2,000,000	2,181,260
Clearwater City Water and Sewer Revenue, Series A, Pre-Refunded, 5.25%, 12/01/39.	2,000,000	2,220,860
Collier County Educational Facilities Authority Revenue, Hodges University Inc. Project, 5.625%, 11/01/28	2,860,000	3,089,315
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%, 10/01/39.	5,000,000	5,668,500
Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty, Pre-Refunded,
5.25%, 7/01/35	10,000,000	10,955,900
Escambia County Health Facilities Authority Health Facility Revenue,
Baptist Hospital Inc. Project, Refunding, Series A, 5.75%, 8/15/29	7,195,000	7,970,765
Baptist Hospital Inc. Project, Series A, 6.00%, 8/15/36	11,000,000	12,207,140
Florida Higher Educational Facilities Financing Authority Revenue,
Bethune Cookman University Inc. Project, Refunding, 5.375%, 7/01/32	3,500,000	3,880,765
Nova Southeastern University Project, 6.375%, 4/01/31.	2,750,000	3,174,463
Rollins College Project, 5.00%, 12/01/37	10,000,000	11,046,300
University of Tampa Project, Refunding, Series A, 5.25%, 4/01/42	2,000,000	2,175,060
Florida State Board of Education Public Education GO,
Capital Outlay, Refunding, Series C, 4.00%, 6/01/35	5,340,000	5,557,658
Capital Outlay, Refunding, Series D, 6.00%, 6/01/23	15,000,000	18,604,650
[a] Capital Outlay, Refunding, Series F, 4.00%, 6/01/37	8,000,000	8,268,480
Capital Outlay, Series A, 5.50%, 6/01/38	10,000,000	10,631,800
Capital Outlay, Series H, 5.00%, 6/01/40	7,295,000	8,056,452
Florida State GO, Department of Transportation, Right of Way, Refunding, Series B, 5.00%, 7/01/26	10,000,000	11,607,500
Florida State Governmental Utility Authority Utility Revenue, Lehigh Utility System, Refunding, 5.25%,
10/01/40	5,000,000	5,653,600
Florida State Mid-Bay Bridge Authority Revenue,
Capital Appreciation, Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25	9,845,000	6,476,336
Capital Appreciation, Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26	2,500,000	1,557,725
Exchangeable, Series D, ETM, 6.10%, 10/01/22	3,545,000	4,231,596
first senior lien, Refunding, Series A, 5.00%, 10/01/40	5,000,000	5,393,800
Series A, ETM, 6.875%, 10/01/22	6,000,000	7,049,040
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41.	3,750,000	4,305,413
Florida State Municipal Power Agency Revenue,
All-Requirements Power Supply Project, Series A, 5.00%, 10/01/31	950,000	1,001,034
All-Requirements Power Supply Project, Series A, Pre-Refunded, 5.00%, 10/01/31	5,050,000	5,368,655
All-Requirements Power Supply Project, Series A, Pre-Refunded, 6.25%, 10/01/31	2,000,000	2,259,960
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,109,900
Florida State Turnpike Authority Revenue, Department of Transportation, Series A, Pre-Refunded, 5.00%,
7/01/35	5,000,000	5,120,250
Fort Lauderdale Water and Sewer Revenue, Pre-Refunded, 5.00%, 9/01/35	17,000,000	17,362,780
Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured Guaranty, 6.00%, 9/01/32	1,500,000	1,603,545

78 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Fort Pierce Utilities Authority Revenue,
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20.	$3,090,000	$2,846,230
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21.	2,585,000	2,303,959
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22.	3,090,000	2,654,835
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23.	3,060,000	2,514,065
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24.	2,560,000	2,000,640
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue,
Series A, 5.00%, 10/01/39	5,000,000	5,489,900
Series C, Pre-Refunded, 5.00%, 10/01/39	4,250,000	4,667,818
Halifax Hospital Medical Center Hospital Revenue,
Daytona Beach, Refunding, 5.00%, 6/01/46	4,250,000	4,536,493
Daytona Beach, Refunding and Improvement, 5.00%, 6/01/36	2,500,000	2,705,525
Daytona Beach, Series B-1, AGMC Insured, Pre-Refunded, 5.50%, 6/01/38	10,000,000	10,548,600
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured, 5.30%,
12/20/18	305,000	306,092
Hillsborough County Aviation Authority Customer Facility Charge Revenue, Tampa International Airport,
Series A, 5.00%, 10/01/44	5,000,000	5,512,800
Hillsborough County Aviation Authority Revenue,
Tampa International Airport, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/33	5,465,000	5,809,841
Tampa International Airport, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/38	6,725,000	7,149,347
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	6,821,880
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/30	2,000,000	2,291,280
Lakeland Hospital Revenue, Lakeland Regional Health Systems, 5.00%, 11/15/45	12,300,000	13,183,386
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center, 5.50%,
11/15/42	2,100,000	2,255,022
Melbourne Water and Sewer Improvement Revenue, Capital Appreciation, FGIC Insured, ETM, zero cpn.,
10/01/26	1,500,000	1,171,215
Melbourne Water and Sewer Revenue,
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/22	1,785,000	1,549,737
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/26	4,500,000	3,261,240
Miami Beach RDA Tax Increment Revenue, City Center, Refunding, Series A, AGMC Insured, 5.00%,
2/01/40	5,000,000	5,485,650
Miami Beach Stormwater Revenue, 5.00%, 9/01/41	10,000,000	11,164,000
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30.	7,000,000	7,020,300
Miami Health Facilities Authority Revenue, Miami Jewish Health System Obligated Group, Refunding,
5.125%, 7/01/46	2,250,000	2,329,245
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	4,000,000	4,307,280
Miami Special Obligation Revenue,
Marlins Stadium Project, Series A, AGMC Insured, 5.25%, 7/01/35	5,000,000	5,537,550
Street and Sidewalk Improvement Program, 5.625%, 1/01/39.	15,000,000	16,060,350
Miami-Dade County Aviation Revenue,
Miami International Airport, Hub of the Americas, Refunding, Series A, 5.50%, 10/01/36.	5,000,000	5,471,850
Miami International Airport, Refunding, Series A, 5.375%, 10/01/35	7,500,000	8,422,125
Miami International Airport, Refunding, Series A, 5.00%, 10/01/41	7,000,000	7,823,830
Miami International Airport, Refunding, Series B, 5.00%, 10/01/37	10,000,000	11,209,600
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	18,770,000	20,478,633
Miami-Dade County GO, Building Better Communities Program, Series B-1, Pre-Refunded, 5.75%, 7/01/33 .	5,000,000	5,321,350
Miami-Dade County Health Facilities Authority Hospital Revenue, Miami Children’s Hospital Project,
Refunding, Series A, 6.125%, 8/01/42	4,000,000	4,475,360
Miami-Dade County School Board COP, Series A, Assured Guaranty, Pre-Refunded, 5.375%, 2/01/34	5,000,000	5,416,000
Miami-Dade County School District GO, School, 5.00%, 3/15/43	2,465,000	2,720,892
Miami-Dade County Seaport Revenue, Series A, 6.00%, 10/01/38	10,000,000	11,910,000

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Miami-Dade County Transit System Sales Surtax Revenue, 5.00%, 7/01/42	$15,000,000	$16,505,250
Miami-Dade County Water and Sewer System Revenue,
Assured Guaranty, 5.00%, 10/01/39	10,000,000	11,041,600
Refunding, Series A, 5.00%, 10/01/42	10,000,000	10,971,500
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43.	5,000,000	5,681,300
Orange County Health Facilities Authority Revenue,
Hospital, Orlando Health Inc., Series A, 5.00%, 10/01/42	10,000,000	10,653,700
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/39	5,500,000	6,016,340
Hospital, Orlando Health Obligated Group, Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	2,995,000	3,140,767
Hospital, Orlando Health Obligated Group, Series B, AGMC Insured, Pre-Refunded, 5.00%, 12/01/32 .	2,005,000	2,140,538
Hospital, Orlando Regional Healthcare System, Series C, Pre-Refunded, 5.25%, 10/01/35	4,000,000	4,268,040
Presbyterian Retirement Communities, 5.00%, 8/01/41	5,000,000	5,300,150
Orange County School Board COP, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/34	10,000,000	11,046,500
Orlando Tourist Development Tax Revenue, Sixth Cent Contract Payments, senior, Series A, Assured
Guaranty, 5.25%, 11/01/38	16,740,000	17,159,002
Orlando-Orange County Expressway Authority Revenue,
Refunding, Series A, 5.00%, 7/01/35	8,330,000	9,370,250
senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18	185,000	194,483
Series A, 5.00%, 7/01/40	3,145,000	3,451,480
Series A, Pre-Refunded, 5.00%, 7/01/40	1,855,000	2,079,084
Series C, Pre-Refunded, 5.00%, 7/01/35	4,000,000	4,476,240
Series C, Pre-Refunded, 5.00%, 7/01/40	2,755,000	3,083,010
Palm Beach County Health Facilities Authority Revenue, Lifespace Communities Inc., Refunding, Series B,
5.00%, 5/15/47	5,000,000	5,349,600
Palm Beach County Public Improvement Revenue, Pre-Refunded, 5.00%, 5/01/33	1,000,000	1,047,360
Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, Pre-Refunded, 5.50%,
10/01/25	5,000,000	5,350,500
Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40	5,000,000	5,436,850
Panama City Beach Utility Revenue, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	3,000,000	3,261,420
Port St. Lucie Utility System Revenue,
Assured Guaranty, Pre-Refunded, 5.25%, 9/01/35	1,775,000	1,887,997
Refunding, Assured Guaranty, 5.25%, 9/01/35	225,000	237,629
Sarasota County Health Facilities Authority Retirement Revenue, Village of Isle Project, Refunding, 5.00%,
1/01/32	1,100,000	1,163,833
South Broward Hospital District Revenue, South Broward Hospital District Obligated Group, Pre-Refunded,
5.00%, 5/01/36	7,000,000	7,331,520
South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%, 10/01/34.	5,000,000	5,354,150
St. Petersburg Public Utilities Revenue, Series A, Pre-Refunded, 5.00%, 10/01/36	3,180,000	3,492,626
Sunrise Utilities System Revenue,
AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	1,050,000	1,163,537
Refunding, AMBAC Insured, 5.20%, 10/01/22.	1,500,000	1,596,165
Tamarac Utility System Revenue, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/39	1,585,000	1,740,821
Tampa Bay Water Regional Water Supply Authority Utility System Revenue,
5.00%, 10/01/38	10,000,000	11,325,900
Pre-Refunded, 5.00%, 10/01/34	8,000,000	8,504,800
Pre-Refunded, 5.00%, 10/01/38	14,340,000	15,244,854
Refunding, Series A, 5.00%, 10/01/37	7,500,000	8,585,925
Tampa Florida Hospital Revenue, H. Lee Moffitt Cancer Project, Refunding, Series B, 5.00%, 7/01/37	5,000,000	5,414,150
Tampa Health System Revenue, Baycare, Series A, 4.00%, 11/15/46	5,000,000	5,007,400
Tampa Sports Authority Revenue,
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.05%, 10/01/20	1,410,000	1,530,329
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.10%, 10/01/26	2,695,000	3,219,151

80 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
University of North Florida FICO Revenue,
Capital Improvement, Housing Project, Refunding, AGMC Insured, 5.00%, 11/01/35	$5,000,000	$5,579,650
Capital Improvement, Student Union Project, NATL Insured, Pre-Refunded, 5.00%, 11/01/32	5,150,000	5,293,324
		695,827,928

U.S. Territories 4.2%
Puerto Rico 4.2%
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	10,000,000	6,525,000
Series XX, 5.25%, 7/01/40	10,000,000	6,525,000
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority
Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26.	5,900,000	5,560,750
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 6.00%, 8/01/42	8,000,000	4,120,000
First Subordinate, Series A-1, 5.25%, 8/01/43	8,000,000	3,900,000
First Subordinate, Series C, 5.50%, 8/01/40	10,000,000	4,875,000
		31,505,750
Total Municipal Bonds before Short Term Investments (Cost $699,508,547)		727,333,678

Short Term Investments (Cost $9,300,000) 1.3%
Municipal Bonds 1.3%
Florida 1.3%
[b] St. Lucie County PCR, Florida Power and Light Company Project, Refunding, Daily VRDN and Put, 0.64%,
9/01/28	9,300,000	9,300,000
Total Investments (Cost $708,808,547) 99.9%		736,633,678
Other Assets, less Liabilities 0.1%		630,083
Net Assets 100.0%.		$737,263,761

See Abbreviations on page 156.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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The accompanying notes are an integral part of these financial statements. | Annual Report 81

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Georgia Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.32	$12.46	$12.02	$12.80	$12.49
Income from investment operations[b]:
Net investment income[c]	0.42	0.45	0.46	0.46	0.46
Net realized and unrealized gains (losses)	(0.33)	(0.14)	0.44	(0.78)	0.30
Total from investment operations	0.09	0.31	0.90	(0.32)	0.76
Less distributions from net investment income	(0.42)	(0.45)	(0.46)	(0.46)	(0.45)
Net asset value, end of year.	$11.99	$12.32	$12.46	$12.02	$12.80

Total return[d]	0.69%	2.56%	7.57%	(2.47)%	6.13%

Ratios to average net assets
Expenses	0.67%	0.67%	0.67%	0.66%	0.66%
Net investment income	3.36%	3.67%	3.73%	3.83%	3.59%

Supplemental data
Net assets, end of year (000’s)	$428,301	$429,103	$410,603	$391,837	$498,086
Portfolio turnover rate	8.34%	4.92%	11.89%	5.87%	5.47%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

82 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.49	$12.63	$12.17	$12.96	$12.64
Income from investment operations[b]:
Net investment income[c]	0.35	0.39	0.40	0.40	0.39
Net realized and unrealized gains (losses)	(0.33)	(0.15)	0.45	(0.80)	0.30
Total from investment operations	0.02	0.24	0.85	(0.40)	0.69
Less distributions from net investment income	(0.35)	(0.38)	(0.39)	(0.39)	(0.37)
Net asset value, end of year.	$12.16	$12.49	$12.63	$12.17	$12.96

Total return[d]	0.12%	1.97%	7.06%	(3.06)%	5.55%

Ratios to average net assets
Expenses	1.22%	1.22%	1.22%	1.21%	1.21%
Net investment income	2.81%	3.12%	3.18%	3.28%	3.04%

Supplemental data
Net assets, end of year (000’s)	$128,544	$126,117	$123,265	$112,533	$160,443
Portfolio turnover rate	8.34%	4.92%	11.89%	5.87%	5.47%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 83

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)
Year Ended
February 28,
2017 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.41
Income from investment operations[b]:
Net investment income[c]	0.20
Net realized and unrealized gains (losses)	(0.43)
Total from investment operations	(0.23)
Less distributions from net investment income	(0.19)
Net asset value, end of year.	$11.99

Total return[d]	(1.82)%

Ratios to average net assets[e]
Expenses	0.57%
Net investment income	3.46%

Supplemental data
Net assets, end of year (000’s)	$21,454
Portfolio turnover rate	8.34%

aFor the period September 15, 2016 (effective date) to February 28, 2017.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

84 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Georgia Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.8%
Georgia 96.2%
Athens Housing Authority Revenue,
Refunding, 5.00%, 6/15/36	$2,390,000	$2,699,457
Refunding, 4.00%, 6/15/40	5,000,000	5,058,700
Athens-Clarke County Unified Government Development Authority Revenue,
UGAREF Central Precinct LLC Project, Refunding, 4.00%, 6/15/32.	2,180,000	2,315,422
UGAREF Central Precinct LLC Project, Refunding, 5.00%, 6/15/33.	2,000,000	2,293,980
Athens-Clarke County Unified Government Water and Sewerage Revenue,
Pre-Refunded, 5.625%, 1/01/33	10,000,000	10,833,500
Pre-Refunded, 5.50%, 1/01/38	5,000,000	5,405,500
Atlanta Airport General Revenue,
Refunding, Series B, 5.00%, 1/01/42	2,000,000	2,166,280
Refunding, Series C, 6.00%, 1/01/30	6,000,000	6,952,020
Series A, 5.00%, 1/01/40	9,000,000	9,761,760
Atlanta Airport Passenger Facility Charge Revenue,
General, sub. lien, Refunding, Series A, 5.00%, 1/01/33	4,005,000	4,527,733
General, sub. lien, Refunding, Series A, 5.00%, 1/01/34	3,250,000	3,661,287
Atlanta and Fulton County Recreation Authority Revenue, Park Improvement, Refunding, Series A, 5.00%,
12/01/35	3,530,000	3,967,791
The Atlanta Development Authority Revenue,
Educational Facilities, Science Park LLC Project, Pre-Refunded, 5.00%, 7/01/32	3,000,000	3,041,220
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/40	7,750,000	8,854,375
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/44	3,000,000	3,406,440
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,889,347
Atlanta Development Authority Student Housing Facilities Revenue, Piedmont/Ellis LLC University
Commons Project Located on the Campus of Georgia State University, Pre-Refunded, 5.00%, 9/01/32	2,000,000	2,379,820
Atlanta GO, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/23	2,000,000	2,220,860
Atlanta Tax Allocation,
Atlantic Station Project, Refunding, Assured Guaranty, 5.00%, 12/01/23	1,000,000	1,025,870
Beltline Project, Refunding, Series B, 5.00%, 1/01/31	1,780,000	2,022,543
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/43	10,000,000	11,222,400
Series A, AGMC Insured, 5.50%, 11/01/27.	5,000,000	6,089,300
Series A, Pre-Refunded, 6.00%, 11/01/28	5,055,000	5,697,035
[a] Baldwin County Hospital Authority Revenue,
Oconee Regional Medical Center, 5.25%, 12/01/22	2,500,000	1,175,000
Oconee Regional Medical Center, 5.375%, 12/01/28	2,000,000	940,000
Bartow-Catersville Joint Development Authority Revenue, GHC Student Center LLC Project, AGMC
Insured, 5.00%, 6/15/36	4,155,000	4,629,750
Bibb County Development Authority Revenue, Macon State College Foundation Real Estate II LLC Project,
AGMC Insured, 5.00%, 7/01/40	5,000,000	5,585,350
Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue, MGC Real Estate
Foundation II LLC Project, 5.00%, 7/01/33	3,500,000	3,658,025
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Refunding, Series C, AGMC
Insured, 5.00%, 6/01/33	2,045,000	2,242,813
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University Housing
Foundation Five LLC Project, AGMC Insured, 5.00%, 7/01/36	2,055,000	2,265,309
Burke County Development Authority PCR,
Oglethorpe Power Corp. Vogtle Project, Series B, 5.50%, 1/01/33	5,000,000	5,155,400
Oglethorpe Power Corp. Vogtle Project, Series E, 7.00%, 1/01/23.	5,000,000	5,235,900

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Carroll City-County Hospital Authority Revenue,
Anticipation Certificates, Tanner Medical Center Inc. Project, 5.00%, 7/01/41	$2,000,000	$2,227,240
Anticipation Certificates, Tanner Medical Center Inc. Project, Assured Guaranty, Pre-Refunded, 5.00%,
7/01/38	5,000,000	5,268,550
Anticipation Certificates, Tanner Medical Center Inc. Project, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,612,700
Anticipation Certificates, Tanner Medical Center Inc. Project, Refunding, Series B, 4.00%, 7/01/34	1,535,000	1,586,914
Anticipation Certificates, Tanner Medical Center Inc. Project, Refunding, Series B, 4.00%, 7/01/36	1,445,000	1,476,588
Carrollton Payroll Development Authority Revenue, UWG Athletic Complex LLC Project, Anticipation
Certificates, Refunding, AGMC Insured, 5.00%, 6/15/37	3,140,000	3,454,628
Cherokee County School System GO, 5.00%, 2/01/33	3,000,000	3,472,290
Cherokee County Water and Sewerage Authority Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 8/01/35.	3,000,000	3,170,760
NATL Insured, 6.90%, 8/01/18	10,000	10,045
City of Gainesville Water and Sewerage Revenue, Refunding, 5.00%, 11/15/28	3,640,000	4,243,148
Clarke County Hospital Authority Revenue, Athens Regional Medical Center Project, Pre-Refunded, 5.00%,
1/01/32	2,000,000	2,318,720
Clayton County Development Authority Revenue, Tuff Archives LLC-Secretary of State of Georgia Project,
Refunding, 5.00%, 7/01/33	5,000,000	5,735,300
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II LLC
Project, AGMC Insured, 5.00%, 7/01/36	3,000,000	3,336,990
Clayton County Hospital Authority Revenue,
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.00%,
8/01/30	2,000,000	2,239,700
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.25%,
8/01/35	1,000,000	1,128,150
Clayton County Urban RDAR, Clayton County Project, Refunding, 5.00%, 2/01/28.	1,285,000	1,474,820
Cobb County Development Authority Student Housing Revenue, Kennesaw State University Real Estate
Foundations Projects, Senior, Refunding, Series A, 5.00%, 7/15/38	2,000,000	2,176,520
Cobb County Development Authority Student Recreation and Activities Center Revenue,
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/35	2,500,000	2,786,725
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/38	2,500,000	2,769,575
Columbus Water and Sewerage Revenue, Series A, 5.00%, 5/01/33	1,030,000	1,176,075
Coweta County Development Authority Revenue, Piedmont Healthcare Inc. Project, 5.00%, 6/15/40	5,000,000	5,407,900
Dahlonega Water and Wastewater Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 9/01/30.	1,750,000	1,861,405
Series A, Assured Guaranty, Pre-Refunded, 5.50%, 9/01/37.	5,000,000	5,336,800
Decatur County School Building Authority Revenue, High School Project, AGMC Insured, Pre-Refunded,
5.00%, 10/01/32	1,500,000	1,536,765
Decatur Urban RDAR, City of Decatur Projects, Series A, 5.00%, 1/01/38	6,195,000	6,986,845
DeKalb County Water and Sewerage Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/35.	10,655,000	12,359,587
Second Resolution, Series A, 5.25%, 10/01/41	11,425,000	13,062,888
DeKalb Newton and Gwinnett County Joint Development Authority Revenue,
GGC Student Center LLC Project, 5.50%, 7/01/34	3,000,000	3,271,260
GGCF Athletic Fields LLC Project, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,593,250
DeKalb Private Hospital Authority Revenue, Anticipation Certificates, Children’s Healthcare of Atlanta Inc.
Project, Refunding, 5.25%, 11/15/39	5,000,000	5,415,250
Douglasville-Douglas County Water and Sewer Authority Revenue, NATL Insured, Pre-Refunded, 5.00%,
6/01/32	2,225,000	2,248,184
Fairburn GO, AGMC Insured, 5.75%, 12/01/31	2,000,000	2,368,660
Floyd County Hospital Authority Revenue, Floyd Medical Center Project, Refunding, Series A, 4.00%,
7/01/43	7,735,000	7,709,629

86 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Forsyth County School District GO, 5.00%, 2/01/28	$1,500,000	$1,760,535
Forsyth County Water and Sewerage Authority Revenue, AGMC Insured, Pre-Refunded, 5.00%, 4/01/32	5,000,000	5,017,150
Fulton County Development Authority Revenue,
AMC Campus Project I LLC Project, AGMC Insured, 5.00%, 6/15/37.	3,075,000	3,399,812
Georgia Tech Facilities Inc. Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	4,298,560
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41	3,500,000	3,854,830
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/29	5,000,000	5,761,100
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/30	2,000,000	2,300,200
Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27	5,000,000	5,080,650
Piedmont Healthcare Inc. Project, Refunding, Series A, 5.00%, 7/01/44.	10,000,000	10,948,100
Piedmont Healthcare Inc. Project, Series A, Pre-Refunded, 5.25%, 6/15/37	5,000,000	5,471,300
Fulton County GO, Library Bond, 4.00%, 7/01/40	5,000,000	5,201,700
Fulton County Residential Care Facilities Elderly Authority Retirement Facility Revenue, Lenbrook Square
Foundation Inc. Project, Refunding, 5.00%, 7/01/42	5,500,000	5,771,370
Gainesville and Hall County Hospital Authority Revenue,
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.375%,
2/15/40	1,245,000	1,328,589
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%,
2/15/42	7,000,000	7,617,750
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Series A, Pre-Refunded,
5.375%, 2/15/40	3,755,000	4,206,877
Georgia Municipal Electric Authority Revenue,
Plant Vogtle Units 3 and 4 Project J, Series A, 5.50%, 7/01/60	3,000,000	3,399,900
Power, Series GG, 5.00%, 1/01/39	7,000,000	7,692,090
Power, Series W, 6.60%, 1/01/18.	55,000	57,546
Project One, Subordinated, Refunding, Series A, 5.00%, 1/01/35	3,250,000	3,621,150
Project One, Subordinated, Refunding, Series D, 5.50%, 1/01/26	1,390,000	1,468,855
Project One, Subordinated, Series D, Pre-Refunded, 5.50%, 1/01/26	3,610,000	3,830,138
Georgia State GO, Series B, Pre-Refunded, 5.00%, 7/01/28	3,225,000	3,398,215
Georgia State HFAR, SFM, Series A, 3.80%, 12/01/37	5,000,000	5,021,600
Georgia State Higher Education Facilities Authority Revenue,
USG Real Estate Foundation I LLC Project, Assured Guaranty, Pre-Refunded, 5.625%, 6/15/38.	3,000,000	3,180,420
USG Real Estate Foundation I LLC Project, Pre-Refunded, 6.00%, 6/15/34	5,000,000	5,321,250
Georgia State Municipal Gas Authority Revenue,
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/25.	2,500,000	2,888,225
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/26.	2,500,000	2,886,800
Glynn-Brunswick Memorial Hospital Authority Revenue,
Anticipation Certificates, Southeast Georgia Health System Project, Series A, 5.625%, 8/01/34	530,000	556,134
Anticipation Certificates, Southeast Georgia Health System Project, Series A, Pre-Refunded, 5.625%,
8/01/34	4,470,000	4,760,237
Griffin Combined Public Utility Revenue, Refunding, AGMC Insured, 5.00%, 1/01/24	2,525,000	2,874,081
Gwinnett County Development Authority COP,
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/22	3,000,000	3,480,960
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/24	2,000,000	2,373,540
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital System Inc.
Project, Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	4,287,440
Gwinnett County School District GO,
Pre-Refunded, 5.00%, 2/01/32	5,000,000	5,190,200
Pre-Refunded, 5.00%, 2/01/36	5,815,000	6,036,203
Refunding, 5.00%, 2/01/35	3,000,000	3,472,020
Habersham County Hospital Authority Revenue, Anticipation Certificates, XLCA Insured, Pre-Refunded,
5.00%, 12/01/27	2,015,000	2,077,969

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Henry County School District GO, 4.00%, 8/01/33	$9,180,000	$9,718,866
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%, 10/01/23	2,965,000	3,361,835
LaGrange-Troup County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.50%, 7/01/38	4,000,000	4,179,200
Lawrenceville Building Authority Revenue, 5.00%, 4/01/35	2,270,000	2,562,217
Lincoln County School District GO, Pre-Refunded, 5.50%, 4/01/37	2,200,000	2,401,146
Macon Water Authority Revenue, Water and Sewer, 4.00%, 10/01/35	2,810,000	3,047,248
Macon-Bibb County Hospital Authority Revenue, Anticipation Certificates, The Medical Center of Central
Georgia Inc. Project, 5.00%, 8/01/35.	5,000,000	5,309,950
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/27	5,000,000	5,889,100
Medical Center Hospital Authority Revenue,
Anticipation Certificates, Columbus Regional Healthcare System Inc. Project, Assured Guaranty,
Pre-Refunded, 6.375%, 8/01/29	4,000,000	4,304,600
Anticipation Certificates, Columbus Regional Healthcare System Inc. Project, Refunding, AGMC
Insured, 5.00%, 8/01/41	5,000,000	5,313,450
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue,
Third Indenture Series, Series B, 5.00%, 7/01/45	5,000,000	5,677,450
Third Indenture Series, Series B, AGMC Insured, Pre-Refunded, 5.00%, 7/01/37	10,000,000	10,140,800
Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton LLC Academic Building
Newton Campus Project, Assured Guaranty, 5.00%, 6/01/24	3,150,000	3,160,080
Paulding County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.00%, 4/01/42.	3,500,000	3,834,250
Private Colleges and Universities Authority Revenue,
Emory University, Refunding, Series A, 5.00%, 9/01/41	8,695,000	9,862,912
Emory University, Refunding, Series A, 5.00%, 10/01/43	5,000,000	5,682,250
Emory University, Refunding, Series A, 5.00%, 10/01/46	3,000,000	3,429,060
Emory University, Refunding, Series B, 5.00%, 9/01/35	10,000,000	10,871,800
Richmond County Hospital Authority Revenue,
Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/34	4,460,000	4,557,496
Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/35	5,055,000	5,133,555
Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/36	3,250,000	3,282,662
Sandy Springs PFAR, City Center Project, 5.00%, 5/01/41	3,000,000	3,454,020
Thomasville Hospital Authority Revenue,
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, 5.25%, 11/01/35.	1,000,000	1,093,040
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, 5.375%, 11/01/40	5,000,000	5,421,250
Tift County Hospital Revenue, Anticipation Certificates, Refunding, 5.00%, 12/01/38	2,000,000	2,218,440
Valdosta and Lowndes County Hospital Authority Revenue,
Certificates, South Georgia Medical Center Project, 5.00%, 10/01/33	2,000,000	2,035,320
Certificates, South Georgia Medical Center Project, Series B, 5.00%, 10/01/41	3,000,000	3,240,120
Walton County Water and Sewer Authority Revenue,
Oconee-Hard Labor Creek, AGMC Insured, Pre-Refunded, 5.00%, 2/01/38	3,845,000	3,989,495
Walton-Hard Labor Creek Reservoir Project, AGMC Insured, Pre-Refunded, 5.00%, 2/01/33	5,000,000	5,187,900
		556,457,056

88 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories 2.6%
Puerto Rico 2.6%
[b] Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, 6.00%, 7/01/39	$5,000,000	$3,325,000
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	3,262,500
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 5.375%, 8/01/39	10,000,000	4,725,000
First Subordinate, Series C, 5.50%, 8/01/40	5,000,000	2,437,500
Senior, Series C, 5.25%, 8/01/40.	1,430,000	1,006,362
		14,756,362
Total Municipal Bonds before Short Term Investments (Cost $557,772,558)		571,213,418

Short Term Investments (Cost $2,300,000) 0.4%
Municipal Bonds 0.4%
Georgia 0.4%
[c] Heard County Development Authority PCR, Georgia Power Co. Plant Wansley Project, Daily VRDN and
Put, 0.72%, 9/01/26	2,300,000	2,300,000
Total Investments (Cost $560,072,558) 99.2%		573,513,418
Other Assets, less Liabilities 0.8%		4,785,533
Net Assets 100.0%.		$578,298,951

See Abbreviations on page 156.

aAt February 28, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
bSee Note 6 regarding defaulted securities.
cVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Kentucky Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.31	$11.52	$11.12	$11.86	$11.62
Income from investment operations[b]:
Net investment income[c]	0.40	0.41	0.43	0.43	0.43
Net realized and unrealized gains (losses)	(0.30)	(0.21)	0.40	(0.75)	0.24
Total from investment operations	0.10	0.20	0.83	(0.32)	0.67
Less distributions from net investment income	(0.40)	(0.41)	(0.43)	(0.42)	(0.43)
Net asset value, end of year.	$11.01	$11.31	$11.52	$11.12	$11.86

Total return[d]	0.86%	1.82%	7.61%	(2.70)%	5.84%

Ratios to average net assets
Expenses	0.77%	0.76%	0.78%	0.76%	0.74%
Net investment income	3.51%	3.61%	3.81%	3.82%	3.63%

Supplemental data
Net assets, end of year (000’s)	$165,613	$173,093	$168,278	$165,889	$218,769
Portfolio turnover rate	9.14%	5.91%	6.35%	10.56%	6.76%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

90 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Kentucky Tax-Free Income Fund (continued)
Year Ended
February 28,
2017 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.35
Income from investment operations[b]:
Net investment income[c]	0.19
Net realized and unrealized gains (losses)	(0.35)
Total from investment operations	(0.16)
Less distributions from net investment income	(0.18)
Net asset value, end of year.	$11.01

Total return[d]	(1.36)%

Ratios to average net assets[e]
Expenses	0.67%
Net investment income	3.61%

Supplemental data
Net assets, end of year (000’s)	$6,896
Portfolio turnover rate	9.14%

aFor the period September 15, 2016 (effective date) to February 28, 2017.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Kentucky Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.3%
Kentucky 97.2%
Ashland PCR Revenue, Kings Daughters Medical Center Project, Refunding, Series A, 5.00%, 2/01/40	$1,000,000	$1,043,800
Bowling Green GO, Public Project, Series A, Pre-Refunded, 5.00%, 6/01/38	5,000,000	5,246,650
Boyle County Revenue, Refunding and College Improvement, Assured Guaranty, 5.00%, 6/01/32	1,500,000	1,513,050
Campbell and Kenton Counties Sanitation District No. 1 Sanitation District Revenue, NATL Insured,
Pre-Refunded, 5.00%, 8/01/37	2,500,000	2,544,025
Christian County Hospital Revenue, Jennie Stuart Medical Center Inc., Assured Guaranty, Pre-Refunded,
5.50%, 2/01/36	3,000,000	3,126,330
Fayette County School District Finance Corp. Revenue, Series D, 5.00%, 8/01/34	1,985,000	2,229,473
Glasgow Healthcare Revenue, T.J. Samson Community Hospital Project, 6.45%, 2/01/41	2,000,000	2,161,840
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding,
Series A, NATL Insured, 6.10%, 1/01/24	205,000	205,841
Jefferson County School District Finance Corp. School Building Revenue,
Refunding, Series B, 4.00%, 12/01/26	3,500,000	3,859,030
Series A, NATL Insured, Pre-Refunded, 4.75%, 6/01/27.	2,440,000	2,464,254
Kentucky Economic Development Finance Authority Hospital Revenue, Baptist Healthcare System
Obligated Group, 5.25%, 8/15/46	5,000,000	5,244,050
Kentucky Economic Development Finance Authority Louisville Arena Project Revenue, Louisville Arena
Authority Inc., Series A, Subseries A-1, Assured Guaranty, 6.00%, 12/01/33	2,000,000	2,084,900
Kentucky Economic Development Finance Authority Revenue, Catholic Health Initiatives, Refunding, Series
A, 5.00%, 5/01/29	5,670,000	5,908,990
Kentucky Rural Water Finance Corp. Public Project Revenue,
Multimodal, Flexible Term Program, Series A, 5.00%, 2/01/26	485,000	486,547
Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34	1,010,000	1,012,444
Kentucky State Housing Corp. Conduit MFHR,
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.00%, 4/20/40	2,280,000	2,393,954
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.25%, 4/20/45	1,850,000	1,950,751
Kentucky State Infrastructure Authority Revenue,
Wastewater and Drinking Water Revolving Fund, Series A, 5.00%, 2/01/28	2,000,000	2,301,540
Wastewater and Drinking Water Revolving Fund, Series A, 5.00%, 2/01/31	4,190,000	4,802,578
Kentucky State Municipal Power Agency Power System Revenue,
Prairie State Project, Refunding, Series A, NATL Insured, 5.00%, 9/01/36	3,000,000	3,314,910
Prairie State Project, Series A, NATL Insured, Pre-Refunded, 5.00%, 9/01/32	5,000,000	5,105,450
Prairie State Project, Series A, NATL Insured, Pre-Refunded, 5.00%, 9/01/37	2,510,000	2,562,936
Kentucky State Property and Buildings Commission Revenues,
Project No. 90, Pre-Refunded, 5.50%, 11/01/28	4,375,000	4,696,213
Project No. 90, Refunding, 5.50%, 11/01/28	625,000	667,663
Project No. 108, Refunding, Series A, 5.00%, 8/01/34	3,500,000	3,844,785
Project No. 115, 5.00%, 4/01/38	2,500,000	2,753,575
Kentucky State Turnpike Authority Economic Development Road Revenue,
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/30	2,500,000	2,822,675
Revitalization Projects, Series A, 5.00%, 7/01/32	2,000,000	2,288,360
Revitalization Projects, Series A, 5.00%, 7/01/33	3,000,000	3,347,760
Revitalization Projects, Series A, Pre-Refunded, 5.00%, 7/01/28.	1,000,000	1,053,710
Revitalization Projects, Series A, Pre-Refunded, 5.00%, 7/01/29.	1,000,000	1,088,650
Lexington-Fayette Urban County Airport Board Revenue,
General Airport, Refunding, Series B, 5.00%, 7/01/29	1,185,000	1,359,266
General Airport, Series A, Pre-Refunded, 5.00%, 7/01/27	2,000,000	2,179,720
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern State
Hospital Project, Refunding, Series A, 5.25%, 6/01/32.	3,000,000	3,257,010
Louisville and Jefferson County Metropolitan Sewer District Revenue, Sewer and Drainage System, Series
A, 5.00%, 5/15/27	2,635,000	3,104,241

92 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Kentucky Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Kentucky (continued)
Louisville Regional Airport Authority Airport System Revenue, AGMC Insured, Pre-Refunded, 5.50%,
7/01/38	$3,000,000	$3,170,610
Louisville/Jefferson County Metro Government Parking Authority Revenue, first mortgage, Series A,
Pre-Refunded, 5.375%, 12/01/39	1,995,000	2,222,031
Louisville/Jefferson County Metro Government Revenue,
College, Bellarmine University Project Inc., Refunding and Improvement, Series A, 5.00%, 5/01/31	2,000,000	2,082,800
College, Bellarmine University Project Inc., Refunding and Improvement, Series A, 6.00%, 5/01/38	2,500,000	2,564,625
Health Facilities, Jewish Hospital and St. Mary’s HealthCare Inc. Project, Pre-Refunded, 6.125%,
2/01/37.	2,000,000	2,096,480
Morehead State University General Receipts Revenue, Refunding, Series A, 5.00%, 10/01/28	1,910,000	2,211,245
Murray Hospital Facilities Revenue, Murray-Calloway County Public Hospital Corp. Project, 6.375%,
8/01/40	2,500,000	2,671,850
Owen County Waterworks System Revenue,
American Water Co. Project, Series A, 6.25%, 6/01/39	2,000,000	2,173,600
American Water Co. Project, Series A, 5.375%, 6/01/40	2,000,000	2,143,140
American Water Co. Project, Series B, 5.625%, 9/01/39.	2,000,000	2,134,720
Owensboro GO, Public Project, 5.00%, 4/01/41	5,440,000	5,972,902
Paducah Electric Plant Board Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/34.	5,700,000	6,370,833
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 10/01/35	6,500,000	7,061,015
Pikeville Hospital Revenue, Pikeville Medical Center, Refunding and Improvement, 6.50%, 3/01/41	2,875,000	3,223,508
Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37	1,500,000	1,623,330
Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial Facility, Pre-Refunded,
6.00%, 12/01/28	1,000,000	1,086,420
Russell Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/26	4,000,000	4,551,880
Trimble County Environmental Facilities Revenue,
Kentucky Utilities Co. Project, Series A, AMBAC Insured, 6.00%, 3/01/37	5,000,000	5,253,300
Louisville Gas and Electric Co. Project, Refunding, Series A, AMBAC Insured, 4.60%, 6/01/33	3,750,000	3,776,850
University of Louisville Revenue,
General Receipts, Series A, 5.00%, 9/01/28	2,220,000	2,517,169
General Receipts, Series D, 5.00%, 3/01/30	4,140,000	4,819,705
Warren County Hospital Facility Revenue,
Bowling Green, Warren County, Series A, 5.00%, 10/01/33	1,000,000	1,087,530
Community Hospital Corp. Project, Series A, Pre-Refunded, 5.00%, 8/01/29	1,000,000	1,017,610
Western Kentucky University Revenue, General Receipts, Series A, 5.00%, 5/01/32.	1,625,000	1,790,701
		167,650,825

U.S. Territories 1.1%
Puerto Rico 1.1%
Puerto Rico Sales Tax FICO Sales Tax Revenue, First Subordinate, Series C, 5.50%, 8/01/40	4,000,000	1,950,000
Total Municipal Bonds (Cost $164,351,863) 98.3%.		169,600,825
Other Assets, less Liabilities 1.7%		2,907,492
Net Assets 100.0%.		$172,508,317

See Abbreviations on page 156.

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The accompanying notes are an integral part of these financial statements. | Annual Report 93

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Louisiana Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.50	$11.62	$11.26	$12.04	$11.88
Income from investment operations[b]:
Net investment income[c]	0.39	0.43	0.45	0.45	0.44
Net realized and unrealized gains (losses)	(0.34)	(0.12)	0.37	(0.80)	0.15
Total from investment operations	0.05	0.31	0.82	(0.35)	0.59
Less distributions from net investment income	(0.40)	(0.43)	(0.46)	(0.43)	(0.43)
Net asset value, end of year.	$11.15	$11.50	$11.62	$11.26	$12.04

Total return[d]	0.43%	2.78%	7.38%	(2.90)%	5.06%

Ratios to average net assets
Expenses	0.68%	0.69%	0.69%	0.67%	0.67%
Net investment income	3.41%	3.77%	3.95%	3.91%	3.63%

Supplemental data
Net assets, end of year (000’s)	$343,042	$335,785	$330,742	$321,748	$432,579
Portfolio turnover rate	16.87%	4.13%	13.28%	16.98%	10.08%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

94 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.67	$11.79	$11.41	$12.21	$12.03
Income from investment operations[b]:
Net investment income[c]	0.33	0.37	0.40	0.39	0.37
Net realized and unrealized gains (losses)	(0.34)	(0.12)	0.37	(0.83)	0.17
Total from investment operations	(0.01)	0.25	0.77	(0.44)	0.54
Less distributions from net investment income	(0.34)	(0.37)	(0.39)	(0.36)	(0.36)
Net asset value, end of year.	$11.32	$11.67	$11.79	$11.41	$12.21

Total return[d]	(0.13)%	2.18%	6.87%	(3.55)%	4.58%

Ratios to average net assets
Expenses	1.23%	1.24%	1.24%	1.22%	1.22%
Net investment income	2.86%	3.22%	3.40%	3.36%	3.08%

Supplemental data
Net assets, end of year (000’s)	$67,154	$68,319	$68,272	$66,262	$100,380
Portfolio turnover rate	16.87%	4.13%	13.28%	16.98%	10.08%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 95

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)
Year Ended
February 28,
2017 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.54
Income from investment operations[b]:
Net investment income[c]	0.19
Net realized and unrealized gains (losses)	(0.40)
Total from investment operations	(0.21)
Less distributions from net investment income	(0.18)
Net asset value, end of year.	$11.15

Total return[d]	(1.79)%

Ratios to average net assets[e]
Expenses	0.58%
Net investment income	3.51%

Supplemental data
Net assets, end of year (000’s)	$10,259
Portfolio turnover rate	16.87%

aFor the period September 15, 2016 (effective date) to February 28, 2017.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

96 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Louisiana Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 97.6%
Louisiana 95.4%
Alexandria Sales and Use Tax Revenue,
Pre-Refunded, 5.00%, 8/01/26	$1,710,000	$1,841,089
Pre-Refunded, 5.00%, 8/01/27	1,790,000	1,927,221
Pre-Refunded, 5.00%, 8/01/28	1,875,000	2,018,738
Alexandria Utilities Revenue, Series A, 5.00%, 5/01/38	10,000,000	11,188,600
Ascension Parish Parishwide School District GO,
4.00%, 3/01/31	1,500,000	1,595,055
4.00%, 3/01/32	1,600,000	1,690,656
4.00%, 3/01/33	1,700,000	1,786,411
4.00%, 3/01/34	1,800,000	1,882,548
Baton Rouge Public Improvement Sales Tax Revenue,
Refunding, Series A-1, 5.00%, 8/01/30	1,000,000	1,178,160
Refunding, Series A-1, 5.00%, 8/01/31	1,480,000	1,734,338
Bossier City Utilities Revenue,
BHAC Insured, Pre-Refunded, 5.50%, 10/01/33	5,000,000	5,354,550
Refunding, 5.00%, 10/01/37	5,280,000	5,971,786
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese State University Student
Housing, Cowboy Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 5/01/29	2,050,000	2,300,858
Calcasieu Parish School District No. 23 GO, Public School, Refunding, Series A, 5.00%, 2/15/29	1,380,000	1,571,696
East Baton Rouge Mortgage Finance Authority SFMR,
MBS Program, Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28	375,000	389,325
MBS Program, Series A-2, GNMA Secured, 5.10%, 10/01/40.	195,000	200,538
East Baton Rouge Parish Sales Tax Revenue,
Road and Street Improvement, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/28	1,000,000	1,098,720
Road and Street Improvement, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/30	1,700,000	1,877,905
East Baton Rouge Sewerage Commission Revenue,
Refunding, Series B, 5.00%, 2/01/39	5,000,000	5,528,800
Series A, Pre-Refunded, 5.25%, 2/01/34	2,500,000	2,699,625
Series A, Pre-Refunded, 5.25%, 2/01/39	6,500,000	7,019,025
Jefferson Parish Hospital Service District No. 1 Hospital Revenue, West Jefferson Medical Center, Series A,
Pre-Refunded, 6.00%, 1/01/39	3,105,000	3,631,639
Kenner Consolidated Sewerage District Revenue, AGMC Insured, 5.00%, 11/01/36	4,000,000	4,482,160
Kenner Sales Tax Revenue, Refunding, Series A, 5.00%, 6/01/33	8,605,000	9,756,091
Lafayette Communications System Revenue,
Refunding, AGMC Insured, 5.00%, 11/01/28	1,345,000	1,532,278
Refunding, AGMC Insured, 5.00%, 11/01/31	2,400,000	2,693,544
Lafayette Public Improvement Sales Tax Revenue, 5.00%, 3/01/36	1,865,000	2,062,895
Lafayette Public Power Authority Electric Revenue, NATL Insured, Pre-Refunded, 5.00%, 11/01/32	5,000,000	5,139,150
Lafayette Public Trust Financing Authority Revenue,
Ragin’ Cajun Facilities Inc. Housing and Parking Project, AGMC Insured, 5.25%, 10/01/30	4,000,000	4,487,880
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 5.75%, 10/01/29	750,000	831,908
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/34	1,750,000	1,949,780
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/38	1,335,000	1,485,975
Lafayette Utilities Revenue, 5.00%, 11/01/33	5,000,000	5,543,700
Louisiana HFA,
SFMR, Home Ownership Program, Series A, GNMA Secured, 5.50%, 6/01/40.	1,955,000	2,001,861
SFMR, Home Ownership Program, Series B, GNMA Secured, 6.125%, 12/01/33	345,000	354,422
Louisiana Local Government Environmental Facilities and CDA Revenue,
Delta Campus Facilities Corp. Project, Assured Guaranty, 5.50%, 10/01/27	5,000,000	5,325,200
Denham Springs Sewer District No. 1 Project, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/39	3,750,000	4,138,875
East Ascension Consolidated Gravity Drainage District No. 1 Project, AMBAC Insured, Pre-Refunded,
5.00%, 12/01/44	5,000,000	5,053,350

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Louisiana Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Louisiana Local Government Environmental Facilities and CDA Revenue, (continued)
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, BAM Insured, 5.00%,
12/01/40.	$2,925,000	$3,202,144
Independence Stadium Project, Pre-Refunded, 5.25%, 3/01/30	8,845,000	9,228,696
Jefferson Parish Projects, Series A, Pre-Refunded, 5.375%, 4/01/31.	2,000,000	2,177,740
LCTCS Act 360 Project, 5.00%, 10/01/32	3,000,000	3,358,590
LCTCS Act 360 Project, 5.00%, 10/01/33	5,000,000	5,572,750
McNeese State University Student Parking, Cowboy Facilities Inc. Project, AGMC Insured, 5.00%,
3/01/36	1,800,000	1,991,340
Monroe Regional Airport Terminal Project, Assured Guaranty, 5.50%, 2/01/39	2,000,000	2,208,320
Shreveport Airport Cargo Project, Series C, Assured Guaranty, Pre-Refunded, 6.75%, 1/01/24	2,620,000	2,881,555
Shreveport Airport Cargo Project, Series C, Assured Guaranty, Pre-Refunded, 7.00%, 1/01/33	2,500,000	2,760,825
sub. lien, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 2/01/34	2,550,000	2,802,628
sub. lien, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 2/01/43	3,000,000	3,317,580
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Refunding, Series A, 5.00%, 7/01/35.	5,000,000	5,545,150
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 6.75%, 7/01/39 .	3,500,000	3,933,300
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40	5,000,000	5,443,450
Louisiana Public Facilities Authority Revenue,
Archdiocese of New Orleans Project, Refunding, CIFG Insured, 5.00%, 7/01/31	6,000,000	6,030,360
CHRISTUS Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30	5,000,000	5,403,550
Loyola University Project, 5.00%, 10/01/41.	5,000,000	5,230,550
Loyola University Project, Pre-Refunded, 5.00%, 10/01/39	5,000,000	5,582,050
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41	5,000,000	6,078,150
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/34.	3,000,000	3,309,000
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47.	4,950,000	5,303,974
Ochsner Clinic Foundation Project, Series A, 5.375%, 5/15/43	3,655,000	3,680,146
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27	2,900,000	2,920,300
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23.	2,500,000	3,048,900
Tulane University of Louisiana Project, Series B, 5.00%, 10/01/37	5,540,000	6,099,540
Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
Refunding, Series A, 5.00%, 6/01/26	10,000,000	11,807,300
Series C-2, Assured Guaranty, Pre-Refunded, 6.75%, 6/01/26	5,000,000	5,361,050
Louisiana State Gasoline and Fuels Tax Revenue,
first lien, Refunding, Series A, 5.00%, 5/01/41	3,000,000	3,366,720
second lien, Refunding, Series C-1, 5.00%, 5/01/43	5,000,000	5,502,350
Louisiana State GO,
Refunding, Series A, 5.00%, 9/01/36	5,000,000	5,627,250
Refunding, Series B, 5.00%, 8/01/27	5,000,000	5,881,800
Refunding, Series B, 5.00%, 8/01/28	5,000,000	5,841,300
Refunding, Series B, 5.00%, 8/01/29	2,575,000	2,992,176
Refunding, Series C, 5.00%, 8/01/27	7,200,000	8,357,832
Louisiana State Highway Improvement Revenue,
Series A, 5.00%, 6/15/30	2,860,000	3,266,120
Series A, 5.00%, 6/15/32	9,850,000	11,191,964
Louisiana State Local Government Environmental Facilities and CDA Revenue,
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC
Insured, 4.00%, 10/01/33	800,000	815,304
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC
Insured, 4.00%, 10/01/34	620,000	628,866
Louisiana State Public Facilities Authority Lease Revenue, Provident Group, Flagship Property, Louisiana
University Nicholson Gateway, Series A, 5.00%, 7/01/46	6,500,000	7,059,585

98 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Louisiana Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Louisiana State Transportation Authority Revenue, Refunding, Series A, 5.00%, 8/15/38	$4,500,000	$4,968,630
Louisiana State Unclaimed Property Special Revenue,
I-49 North Project, 5.00%, 9/01/26	3,000,000	3,462,570
I-49 North Project, 5.00%, 9/01/33	5,860,000	6,576,326
Louisiana State University and Agricultural and Mechanical College Revenue,
Board of Supervisors, Auxiliary, 5.00%, 7/01/37	4,000,000	4,492,120
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/29	1,000,000	1,139,110
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/30	1,040,000	1,180,265
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/34	1,000,000	1,114,630
Board of Supervisors, Auxiliary, Refunding, Series A, 5.00%, 7/01/40	4,500,000	4,965,165
Board of Supervisors, Auxiliary, Series A, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,612,700
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1, Assured Guaranty,
6.00%, 1/01/23	2,000,000	2,165,780
New Orleans GO, Public Improvement, Series A, Assured Guaranty, Pre-Refunded, 5.125%, 12/01/30	10,055,000	10,378,570
New Orleans Sewage Service Revenue, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/29	500,000	557,395
Ouachita Parish East School District GO,
Refunding, Series A, 4.00%, 3/01/28	1,100,000	1,169,619
Refunding, Series A, 4.00%, 3/01/29	1,290,000	1,365,091
Refunding, Series A, 4.00%, 3/01/30	1,315,000	1,385,839
Refunding, Series A, 4.00%, 3/01/31	1,780,000	1,864,372
Refunding, Series A, 4.00%, 3/01/32	1,915,000	1,993,477
Port of New Orleans Board of Commissioners Port Facility Revenue, Refunding, Assured Guaranty,
5.125%, 4/01/38	5,000,000	5,150,500
Richland Parish School District No. 4 GO, AGMC Insured, 4.00%, 3/01/30	595,000	633,865
Ruston Sales Tax Revenue,
AGMC Insured, 5.00%, 6/01/35	1,085,000	1,223,500
AGMC Insured, 5.00%, 6/01/36	1,245,000	1,399,716
Shreveport GO, 5.00%, 8/01/29	4,790,000	5,427,405
Shreveport Limited Obligation Revenue, Independence Stadium Project, Refunding, BAM Insured, 5.00%,
3/01/27	1,500,000	1,712,970
Shreveport Water and Sewer Revenue, Series B, 5.00%, 12/01/41.	4,000,000	4,350,240
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	5,000,000	5,003,800
St. Martin Parish School District GO,
BAM Insured, 4.00%, 3/01/29	1,075,000	1,157,431
BAM Insured, 4.00%, 3/01/30	1,120,000	1,194,962
BAM Insured, 4.00%, 3/01/31	1,165,000	1,235,471
St. Tammany Parish Utilities Revenue,
Series B, 5.50%, 8/01/35	2,650,000	3,005,895
Series B, 5.00%, 8/01/44	3,290,000	3,636,766
St. Tammany Parish Wide School District No. 12 GO,
Refunding, 4.00%, 3/01/27	200,000	218,300
Refunding, 4.00%, 3/01/28	305,000	328,888
Terrebonne Levee and Conservation District Public Improvement Sales Tax Revenue, 5.00%, 7/01/38	2,000,000	2,225,240
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST, AGMC Insured,
5.00%, 4/01/32	2,265,000	2,522,259
		400,955,424

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Louisiana Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories 2.2%
Puerto Rico 2.2%
Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33.	$6,450,000	$4,208,625
Puerto Rico Sales Tax FICO Sales Tax Revenue, First Subordinate, Series A, 6.375%, 8/01/39	10,000,000	5,212,500
		9,421,125
Total Municipal Bonds before Short Term Investments (Cost $401,518,264)		410,376,549

Short Term Investments (Cost $5,000,000) 1.2%
Municipal Bonds 1.2%
Louisiana 1.2%
[a] Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop LLC Project, First Stage,
ACES, Refunding, Series A, Daily VRDN and Put, 0.56%, 9/01/17	5,000,000	5,000,000
Total Investments (Cost $406,518,264) 98.8%		415,376,549
Other Assets, less Liabilities 1.2%		5,078,084
Net Assets 100.0%.		$420,454,633

See Abbreviations on page 156.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

100 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Maryland Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.35	$11.55	$11.20	$11.98	$11.90
Income from investment operations[b]:
Net investment income[c]	0.39	0.42	0.42	0.41	0.42
Net realized and unrealized gains (losses)	(0.24)	(0.21)	0.35	(0.79)	0.09
Total from investment operations	0.15	0.21	0.77	(0.38)	0.51
Less distributions from net investment income	(0.40)	(0.41)	(0.42)	(0.40)	(0.43)
Net asset value, end of year.	$11.10	$11.35	$11.55	$11.20	$11.98

Total return[d]	1.31%	1.88%	6.94%	(3.17)%	4.34%

Ratios to average net assets
Expenses	0.67%	0.67%	0.67%	0.65%	0.65%
Net investment income	3.47%	3.70%	3.63%	3.62%	3.52%

Supplemental data
Net assets, end of year (000’s)	$351,933	$369,661	$393,022	$407,061	$538,409
Portfolio turnover rate	33.34%	9.77%	15.88%	12.30%	19.56%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 101

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.56	$11.75	$11.39	$12.18	$12.09
Income from investment operations[b]:
Net investment income[c]	0.34	0.36	0.36	0.35	0.36
Net realized and unrealized gains (losses)	(0.25)	(0.20)	0.35	(0.81)	0.09
Total from investment operations	0.09	0.16	0.71	(0.46)	0.45
Less distributions from net investment income	(0.34)	(0.35)	(0.35)	(0.33)	(0.36)
Net asset value, end of year.	$11.31	$11.56	$11.75	$11.39	$12.18

Total return[d]	0.72%	1.38%	6.33%	(3.73)%	3.78%

Ratios to average net assets
Expenses	1.22%	1.22%	1.22%	1.20%	1.20%
Net investment income	2.92%	3.15%	3.08%	3.07%	2.97%

Supplemental data
Net assets, end of year (000’s)	$115,011	$117,167	$125,328	$130,550	$177,499
Portfolio turnover rate	33.34%	9.77%	15.88%	12.30%	19.56%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

102 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.35	$11.56	$11.20	$11.99	$11.90
Income from investment operations[b]:
Net investment income[c]	0.41	0.43	0.43	0.42	0.43
Net realized and unrealized gains (losses)	(0.24)	(0.22)	0.36	(0.80)	0.10
Total from investment operations	0.17	0.21	0.79	(0.38)	0.53
Less distributions from net investment income	(0.41)	(0.42)	(0.43)	(0.41)	(0.44)
Net asset value, end of year.	$11.11	$11.35	$11.56	$11.20	$11.99

Total return	1.50%	1.90%	7.13%	(3.16)%	4.53%

Ratios to average net assets
Expenses	0.57%	0.57%	0.57%	0.55%	0.55%
Net investment income	3.57%	3.80%	3.73%	3.72%	3.62%

Supplemental data
Net assets, end of year (000’s)	$42,625	$28,464	$27,131	$19,985	$30,380
Portfolio turnover rate	33.34%	9.77%	15.88%	12.30%	19.56%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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The accompanying notes are an integral part of these financial statements. | Annual Report 103

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Maryland Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 96.6%
Maryland 91.9%
Annapolis GO, Public Improvements and Refunding, 5.00%, 8/01/31	$1,250,000	$1,423,425
Anne Arundel County GO,
Consolidated General Improvements, Refunding, 5.00%, 4/01/33	3,140,000	3,608,645
Consolidated Water and Sewer, 5.00%, 4/01/41	12,620,000	14,069,028
Anne Arundel County MFR, Glenview Gardens Apartments Project, Mandatory Put 1/01/27, 5.00%,
1/01/28	1,965,000	2,080,601
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%, 9/01/39	10,095,000	10,104,590
Baltimore County GO,
Metropolitan District, 74th Issue, Refunding, 5.00%, 2/01/32	1,250,000	1,430,863
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/39	2,900,000	3,345,614
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/41	2,900,000	3,340,713
Baltimore Project Revenue,
Wastewater Projects, AGMC Insured, Pre-Refunded, 5.00%, 7/01/37	5,000,000	5,070,400
Wastewater Projects, Series A, 5.00%, 7/01/38	8,930,000	10,048,393
Wastewater Projects, Series A, 5.00%, 7/01/41	14,435,000	16,183,223
Wastewater Projects, Series A, AGMC Insured, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,268,550
Wastewater Projects, Series C, Pre-Refunded, 5.125%, 7/01/34	1,835,000	2,005,141
Wastewater Projects, Series C, Pre-Refunded, 5.625%, 7/01/39	2,965,000	3,273,894
Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/46	15,000,000	16,843,500
Water Projects, Series A, 5.00%, 7/01/41.	7,845,000	8,795,108
Water Projects, Subordinate, Series A, Pre-Refunded, 5.375%, 7/01/34	275,000	301,741
Water Projects, Subordinate, Series A, Pre-Refunded, 5.375%, 7/01/34	475,000	521,764
Water Projects, Subordinate, Series A, Pre-Refunded, 5.75%, 7/01/39	1,250,000	1,383,813
Baltimore Revenue, Water Projects, Refunding, Series B, 5.00%, 7/01/38	5,000,000	5,626,200
Frederick County Educational Facilities Revenue, Mount St. Mary University, Refunding, 5.625%, 9/01/38	5,000,000	5,002,600
Frederick County GO, Public Improvements, Series A, Pre-Refunded, 5.00%, 3/01/34	8,580,000	9,259,622
Howard County Housing Commission Revenue,
Gateway Village Apartments, 4.00%, 6/01/46	2,000,000	2,000,660
Verona Oakland Mills Project, 5.00%, 10/01/28.	10,000,000	11,116,200
Woodfield Oxford Square Apartments, 5.00%, 12/01/46	5,000,000	5,513,350
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding, 5.00%,
11/01/30	3,935,000	4,423,766
Maryland State Community Development Administration Department of Housing and CDR, Residential,
Series B, 4.75%, 9/01/39	5,335,000	5,480,272
Maryland State Community Development Administration Local Government Infrastructure Revenue,
Subordinate Obligations, Series A-2, 5.00%, 6/01/34	3,500,000	3,985,485
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	10,000,000	10,928,400
Maryland State EDC Student Housing Revenue,
Morgan State University Project, Refunding, 5.00%, 7/01/27	4,750,000	5,195,930
Salisbury University Project, Refunding, 5.00%, 6/01/34	2,040,000	2,151,608
Senior, Frostburg State University Project, Refunding, 5.00%, 10/01/33	5,000,000	5,289,500
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/34	2,150,000	2,270,121
Senior, Towson University Project, 5.00%, 7/01/27	1,145,000	1,261,676
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/35	4,225,000	4,746,492
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/43	3,305,000	3,676,912
University Village at Sheppard Pratt, 5.00%, 7/01/27	1,500,000	1,616,745
University Village at Sheppard Pratt, 5.00%, 7/01/33	2,495,000	2,654,131
Maryland State Health and Higher Educational Facilities Authority Revenue,
Adventist HealthCare Issue, Series A, 5.50%, 1/01/46	8,000,000	8,789,280
Anne Arundel Health System Issue, Refunding, 5.00%, 7/01/39	10,000,000	10,867,400
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/29	2,000,000	2,259,940
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	2,000,000	2,259,940

104 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Maryland Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Maryland (continued)
Maryland State Health and Higher Educational Facilities Authority Revenue, (continued)
Charlestown Community Issue, Refunding, Series A, 5.00%, 1/01/45	$4,170,000	$4,542,589
Edenwald Issue, Refunding, 5.25%, 1/01/37.	3,400,000	3,599,478
Goucher College, Refunding, Series A, 5.00%, 7/01/34	1,500,000	1,680,360
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27.	11,000,000	12,762,640
Johns Hopkins Medical Institutions Utilities Program Issue, Refunding, Series A, 5.00%, 5/15/37	10,000,000	11,212,100
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/37	5,000,000	5,702,750
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/41	15,000,000	16,915,050
The Johns Hopkins University Issue, Series B, 5.00%, 7/01/38	5,000,000	5,652,200
LifeBridge Health Issue, Assured Guaranty, 5.00%, 7/01/34	9,385,000	9,486,170
LifeBridge Health Issue, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/34	1,560,000	1,581,965
LifeBridge Health Issue, Assured Guaranty, Pre-Refunded, 4.75%, 7/01/38	4,995,000	5,061,234
LifeBridge Health Issue, Refunding, 5.00%, 7/01/47	3,000,000	3,315,090
LifeBridge Health Issue, Refunding, Assured Guaranty, 4.75%, 7/01/38	5,005,000	5,021,016
Loyola University Maryland, Refunding, 5.00%, 10/01/45	2,250,000	2,491,830
Loyola University Maryland, Refunding, Series A, 5.00%, 10/01/39	5,275,000	5,896,342
Maryland Institute College of Art, Pre-Refunded, 5.00%, 6/01/36	2,350,000	2,374,487
Maryland Institute College of Art, Refunding, 5.00%, 6/01/29	1,000,000	1,116,770
Maryland Institute College of Art, Refunding, 5.00%, 6/01/36	4,550,000	4,597,411
Maryland Institute College of Art, Refunding, 4.00%, 6/01/42	5,325,000	5,103,959
Medstar Health, Series A, 5.00%, 8/15/38	5,000,000	5,471,900
Mercy Medical Center, Series A, Pre-Refunded, 5.00%, 7/01/37	10,000,000	10,142,400
Meritus Medical Center Issue, Refunding, 5.00%, 7/01/45	8,535,000	9,140,217
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%,
7/01/27	655,000	656,762
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%,
7/01/34	5,000,000	5,002,250
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, Refunding, Series B, AMBAC
Insured, 5.00%, 7/01/38	6,200,000	6,202,108
Peninsula Regional Medical Center Issue, Refunding, 5.00%, 7/01/45	6,330,000	6,807,345
University of Maryland Medical System Issue, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/28	15,000,000	15,855,000
University of Maryland Medical System Issue, Refunding, 5.00%, 7/01/35	2,100,000	2,349,900
University of Maryland Medical System Issue, Refunding, Series B, 5.00%, 7/01/39	10,000,000	11,043,700
Washington County Hospital Issue, Pre-Refunded, 5.75%, 1/01/38	2,500,000	2,599,950
Montgomery County GO,
Consolidated Public Improvement, Refunding, Series A, 4.00%, 11/01/20	8,000,000	8,589,200
Consolidated Public Improvement, Refunding, Series A, 4.00%, 12/01/33	7,000,000	7,395,920
Montgomery County Revenue,
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/27	1,625,000	1,842,929
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/28	2,230,000	2,526,233
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/31	2,470,000	2,787,691
Department of Liquor Control, Series A, 5.00%, 4/01/30	1,935,000	2,186,337
Montgomery County Water Quality Protection Charge Revenue,
Series A, 5.00%, 4/01/30	1,855,000	2,051,908
Series A, 5.00%, 4/01/31	1,240,000	1,370,448
Prince George’s County COP, Public Safety Communications Center, 5.00%, 10/01/30.	2,060,000	2,298,775
Prince George’s County IDA Lease Revenue, Upper Marlboro Justice, Series B, NATL Insured, 4.75%,
6/30/30	4,000,000	4,011,800

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Maryland Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Maryland (continued)
Washington Suburban Sanitary District GO,
Consolidated Public Improvement, Second Series, 5.00%, 6/01/37	$13,565,000	$15,752,356
Consolidated Public Improvement, Second Series, 4.00%, 6/01/43	8,070,000	8,315,167
		467,988,973
District of Columbia 0.5%
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%, 7/01/32	2,500,000	2,693,350
U.S. Territories 4.2%
Puerto Rico 4.2%
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	5,000,000	3,262,500
Series XX, 5.25%, 7/01/40	5,000,000	3,262,500
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 5.75%, 8/01/37	11,425,000	5,655,375
First Subordinate, Series A, 6.00%, 8/01/42	18,160,000	9,352,400
		21,532,775
Total Municipal Bonds before Short Term Investments (Cost $489,953,297)		492,215,098

Short Term Investments 1.8%
Municipal Bonds 1.8%
Maryland 1.8%
[a] Montgomery County GO,
Consolidated Public Improvement, BAN, Refunding, Series A, Daily VRDN and Put, 0.55%, 6/01/26	3,055,000	3,055,000
Consolidated Public Improvement, BAN, Refunding, Series B, Daily VRDN and Put, 0.54%, 6/01/26	6,275,000	6,275,000
Total Short Term Investments (Cost $9,330,000)		9,330,000
Total Investments (Cost $499,283,297) 98.4%		501,545,098
Other Assets, less Liabilities 1.6%		8,023,771
Net Assets 100.0%.		$509,568,869

See Abbreviations on page 156.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

106 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Missouri Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.05	$12.21	$11.88	$12.77	$12.61
Income from investment operations[b]:
Net investment income[c]	0.42	0.45	0.47	0.46	0.46
Net realized and unrealized gains (losses)	(0.30)	(0.18)	0.32	(0.90)	0.16
Total from investment operations	0.12	0.27	0.79	(0.44)	0.62
Less distributions from net investment income	(0.43)	(0.43)	(0.46)	(0.45)	(0.46)
Net asset value, end of year.	$11.74	$12.05	$12.21	$11.88	$12.77

Total return[d]	0.94%	2.26%	6.80%	(3.44)%	4.96%

Ratios to average net assets
Expenses	0.65%	0.64%	0.63%	0.62%	0.63%
Net investment income	3.52%	3.72%	3.87%	3.80%	3.61%

Supplemental data
Net assets, end of year (000’s)	$873,204	$880,848	$890,228	$889,702	$1,163,080
Portfolio turnover rate	11.66%	7.97%	4.73%	10.57%	8.63%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 107

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.17	$12.32	$11.98	$12.88	$12.71
Income from investment operations[b]:
Net investment income[c]	0.36	0.38	0.40	0.39	0.39
Net realized and unrealized gains (losses)	(0.31)	(0.17)	0.34	(0.91)	0.16
Total from investment operations	0.05	0.21	0.74	(0.52)	0.55
Less distributions from net investment income	(0.36)	(0.36)	(0.40)	(0.38)	(0.38)
Net asset value, end of year.	$11.86	$12.17	$12.32	$11.98	$12.88

Total return[d]	0.38%	1.77%	6.25%	(4.02)%	4.42%

Ratios to average net assets
Expenses	1.20%	1.19%	1.18%	1.17%	1.18%
Net investment income	2.97%	3.17%	3.32%	3.25%	3.06%

Supplemental data
Net assets, end of year (000’s)	$169,821	$167,284	$166,282	$166,226	$220,405
Portfolio turnover rate	11.66%	7.97%	4.73%	10.57%	8.63%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

108 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.06	$12.22	$11.88	$12.78	$12.62
Income from investment operations[b]:
Net investment income[c]	0.44	0.46	0.48	0.47	0.47
Net realized and unrealized gains (losses)	(0.31)	(0.18)	0.34	(0.91)	0.16
Total from investment operations	0.13	0.28	0.82	(0.44)	0.63
Less distributions from net investment income	(0.44)	(0.44)	(0.48)	(0.46)	(0.47)
Net asset value, end of year.	$11.75	$12.06	$12.22	$11.88	$12.78

Total return	1.04%	2.37%	7.00%	(3.43)%	5.06%

Ratios to average net assets
Expenses	0.55%	0.54%	0.53%	0.52%	0.53%
Net investment income	3.62%	3.82%	3.97%	3.90%	3.71%

Supplemental data
Net assets, end of year (000’s)	$83,686	$46,051	$37,626	$42,840	$89,360
Portfolio turnover rate	11.66%	7.97%	4.73%	10.57%	8.63%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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The accompanying notes are an integral part of these financial statements. | Annual Report 109

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Missouri Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 96.4%
Missouri 92.1%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Appropriation
Revenue,
Combined Lien, Refunding, Series A, 5.00%, 10/01/33	$14,425,000	$16,485,178
Combined Lien, Refunding, Series A, 5.00%, 10/01/44	10,000,000	11,305,000
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/35	5,500,000	5,942,750
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/39	30,300,000	32,667,642
Cape Girardeau County IDA Health Facilities Revenue,
Southeast Missouri Hospital Assn., 5.00%, 6/01/36	7,000,000	6,922,720
St. Francis Medical Center, Refunding, 5.00%, 6/01/39	7,110,000	7,839,415
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/33	5,000,000	5,413,550
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/37	11,000,000	11,805,530
St. Francis Medical Center, Series A, Pre-Refunded, 5.75%, 6/01/39	3,150,000	3,476,750
Cape Girardeau County IDA Solid Waste Disposal Revenue, The Procter and Gamble Paper Products
Co. Project, 5.30%, 5/15/28.	6,875,000	6,895,213
Carroll County Public Water Supply District No. 1 Waterworks Revenue,
Pre-Refunded, 5.625%, 3/01/34	1,000,000	1,047,080
Pre-Refunded, 6.00%, 3/01/39	1,000,000	1,050,790
Columbia School District GO, Refunding and Improvement, 5.00%, 3/01/36	1,225,000	1,404,401
Columbia Special Obligation Electric Utility Improvement Revenue, Annual Appropriation Obligation,
Series A, Pre-Refunded, 5.75%, 10/01/33	10,290,000	10,586,558
Curators of the University of Missouri System Facilities Revenue,
Refunding, 5.00%, 11/01/27	1,065,000	1,227,508
Refunding, Series A, 5.00%, 11/01/26.	7,830,000	9,367,734
Series A, Pre-Refunded, 5.00%, 11/01/33	5,000,000	5,140,850
Series A, Pre-Refunded, 5.00%, 11/01/35	20,000,000	20,563,400
Independence School District GO,
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/27.	3,300,000	3,671,877
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/28.	3,000,000	3,333,360
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/29.	3,000,000	3,329,610
Jackson County Reorganized School District No. 4 Blue Springs GO,
Refunding and Improvement, Series A, 5.00%, 3/01/29.	320,000	345,120
Refunding and Improvement, Series A, 5.00%, 3/01/29.	3,680,000	3,941,170
Joplin IDA Health Facilities Revenue,
Freeman Health System Project, 5.125%, 2/15/26	6,000,000	6,569,880
Freeman Health System Project, 5.00%, 2/15/28	1,150,000	1,245,312
Freeman Health System Project, 5.50%, 2/15/31	2,055,000	2,244,985
Freeman Health System Project, Refunding, 5.00%, 2/15/35	4,000,000	4,377,560
Kansas City IDAR,
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29	5,000,000	5,684,050
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30	12,000,000	13,636,200
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32	3,000,000	3,304,890
Downtown Redevelopment District, Series A, AMBAC Insured, 5.00%, 12/01/24	4,470,000	4,587,650
Downtown Redevelopment District, Series A, AMBAC Insured, 4.50%, 12/01/32	5,690,000	5,794,867
Downtown Redevelopment District, Series A, AMBAC Insured, 5.00%, 12/01/32	15,000,000	15,354,150
Kansas City Sanitary Sewer System Revenue,
Improvement and Refunding, Series A, 5.00%, 1/01/37.	29,210,000	32,525,627
Series A, 5.25%, 1/01/34.	9,500,000	10,164,715
Kansas City Special Obligation Revenue,
Downtown Arena Project, Improvement, Series C, Pre-Refunded, 5.125%, 4/01/38	10,000,000	10,454,300
East Village Project, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 4/15/31.	6,445,000	6,739,343

110 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Missouri (continued)
Kansas City Water Revenue,
Refunding and Improvement, Series A, 5.25%, 12/01/32	$12,725,000	$13,618,677
Series A, 4.00%, 12/01/41	4,970,000	5,165,122
Lincoln University Auxiliary System Revenue, Subordinate, Assured Guaranty, 5.125%, 6/01/37	2,325,000	2,342,926
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Improvement and Refunding, Series B, 5.00%, 5/01/45	28,280,000	32,061,602
Series A, Pre-Refunded, 5.75%, 5/01/38	2,000,000	2,016,580
Series C, 5.00%, 5/01/46	22,450,000	25,693,351
Series C, NATL Insured, Pre-Refunded, 5.00%, 5/01/36	22,740,000	22,900,999
Missouri State Board of Public Buildings Special Obligation Revenue, Refunding, Series A, 4.00%,
10/01/25	3,870,000	4,082,463
Missouri State Development Finance Board Cultural Facilities Revenue, Kauffman Center for the
Performing Arts Project, Series B, Pre-Refunded, 5.00%, 6/01/37	28,435,000	28,731,293
Missouri State Development Finance Board Revenue, Independence Missouri Electric System, Dodwood
Project, Series A, 5.00%, 6/01/37	5,000,000	5,451,300
Missouri State Development Finance Board Solid Waste Disposal Revenue, The Procter and Gamble
Paper Products Co. Project, 5.20%, 3/15/29	3,000,000	3,506,970
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and
Drinking Water Revenue,
SRF Programs, Refunding, Series A, 5.00%, 1/01/23	12,485,000	13,781,567
SRF Programs, Refunding, Series A, 5.00%, 1/01/24	7,890,000	8,695,490
SRF Programs, Refunding, Series A, 5.00%, 1/01/26	2,315,000	2,722,787
SRF Programs, Refunding, Series B, 5.50%, 7/01/21	60,000	60,232
SRF Programs, Series A, 5.75%, 1/01/29	190,000	205,905
SRF Programs, Series A, Pre-Refunded, 5.00%, 1/01/23	15,000	16,580
SRF Programs, Series A, Pre-Refunded, 5.75%, 1/01/29	2,310,000	2,505,565
Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
A.T. Still University of Health Sciences, 5.00%, 10/01/26	3,095,000	3,499,207
A.T. Still University of Health Sciences, 5.25%, 10/01/31	1,200,000	1,366,392
A.T. Still University of Health Sciences, 5.00%, 10/01/39	1,250,000	1,388,738
A.T. Still University of Health Sciences, 5.25%, 10/01/41	4,500,000	5,075,685
Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%, 6/01/42	1,400,000	1,533,910
Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%, 6/01/47	4,105,000	4,479,499
Maryville University St. Louis Project, 5.00%, 6/15/44	5,000,000	5,184,950
St. Louis University, Series A, 5.00%, 10/01/38	10,000,000	11,173,600
St. Louis University, Series A, 5.00%, 10/01/47	15,000,000	16,747,950
University of Central Missouri, Series C, 5.00%, 10/01/34	5,000,000	5,599,150
The Washington University, Series A, Pre-Refunded, 5.375%, 3/15/39	16,825,000	17,604,839
The Washington University, Series B, 5.00%, 11/15/37	10,000,000	11,440,500
Webster University Project, Refunding and Improvement, 5.00%, 4/01/36	7,000,000	7,745,920
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
Bethesda Health Group Inc., 5.00%, 8/01/40	1,650,000	1,663,134
Bethesda Health Group Inc., 5.00%, 8/01/45	1,300,000	1,306,331
BJC Health System, 5.00%, 1/01/44	8,175,000	8,841,426
The Children’s Mercy Hospital, Pre-Refunded, 5.625%, 5/15/39	7,785,000	8,548,475
The Children’s Mercy Hospital, Refunding, 5.625%, 5/15/39	1,715,000	1,851,960
CoxHealth, Refunding, 5.50%, 11/15/39	2,970,000	3,134,597
CoxHealth, Refunding, Series A, 5.00%, 11/15/39	17,000,000	18,341,470
CoxHealth, Series A, 5.00%, 11/15/38	11,680,000	12,695,926
CoxHealth, Series A, 5.00%, 11/15/44	2,760,000	2,971,057
CoxHealth, Series A, Pre-Refunded, 5.50%, 11/15/39.	11,355,000	12,207,988
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	4,219,560

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Missouri (continued)
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, (continued)
Lake Regional Health System, Refunding, 5.00%, 2/15/34	$7,000,000	$7,225,680
Mercy Health, 4.00%, 11/15/42	8,000,000	8,032,000
Mercy Health, Series F, 5.00%, 11/15/45	10,000,000	10,905,600
SSM Health Care, Series B, 5.00%, 6/01/30	16,150,000	17,520,973
SSM Health Care, Series B, 5.00%, 6/01/34	7,000,000	7,528,220
St. Anthony’s Medical Center, Refunding, Series B, 5.00%, 2/01/45	6,870,000	7,417,470
St. Luke’s Health System Inc., Refunding, 5.00%, 11/15/35	3,950,000	4,369,846
St. Luke’s Health System Inc., Series A, AGMC Insured, Pre-Refunded, 5.50%, 11/15/35	10,000,000	10,751,200
St. Luke’s Health System Inc., Series B, AGMC Insured, Pre-Refunded, 5.50%, 11/15/35	6,725,000	7,230,182
Missouri State Health and Educational Facilities Authority Revenue,
Lutheran Senior Services Projects, Refunding, Series B, 5.00%, 2/01/46	1,300,000	1,363,778
Senior Living Facilities, Lutheran Senior Services Projects, 5.75%, 2/01/31	1,900,000	2,081,127
Senior Living Facilities, Lutheran Senior Services Projects, 5.375%, 2/01/35	2,520,000	2,619,868
Senior Living Facilities, Lutheran Senior Services Projects, 6.00%, 2/01/41	4,250,000	4,597,905
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	8,985,000	9,379,172
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.00%, 2/01/36	2,100,000	2,222,136
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.00%, 2/01/46	10,200,000	10,700,412
Missouri State Highways and Transit Commission State Road Revenue,
first lien, Refunding, Series A, 5.00%, 5/01/26	3,465,000	4,246,565
Series A, 5.00%, 5/01/20.	6,875,000	7,444,387
Series A, 5.00%, 5/01/21.	5,000,000	5,413,000
Series A, 5.00%, 5/01/24.	1,150,000	1,242,932
Missouri State Housing Development Commission SFMR,
Homeownership Loan Program, Series C, GNMA Secured, 5.00%, 3/01/32	265,000	273,496
Homeownership Loan Program, Series D, GNMA Secured, 4.70%, 3/01/35	1,315,000	1,360,617
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/30	3,000,000	3,379,650
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/31	2,000,000	2,242,600
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/32	1,500,000	1,675,080
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/34	2,000,000	2,216,560
Iatan 2 Project, Series A, 5.00%, 12/01/35	7,335,000	8,072,534
Iatan 2 Project, Series A, Pre-Refunded, 6.00%, 1/01/39.	15,750,000	17,184,510
Plum Point Project, Refunding, Series A, 5.00%, 1/01/32	10,000,000	11,163,900
Plum Point Project, Refunding, Series A, 5.00%, 1/01/33	7,500,000	8,334,675
Prairie State Project, Refunding, Series A, 5.00%, 12/01/30	4,000,000	4,499,440
Prairie State Project, Refunding, Series A, 5.00%, 12/01/31	6,000,000	6,721,500
Prairie State Project, Refunding, Series A, 5.00%, 12/01/40	19,450,000	21,445,375
Refunding, Series A, 5.00%, 12/01/34.	10,000,000	11,150,400
Missouri State Joint Municipal Electric Utility Commission Power Supply System Revenue,
MoPEP Facilities, 5.00%, 1/01/32.	3,600,000	3,977,748
MoPEP Facilities, 5.00%, 1/01/37.	3,400,000	3,737,042
Monarch-Chesterfield Levee District Special Tax,
St. Louis County, Levee District, Refunding, 5.00%, 3/01/40	4,395,000	4,772,487
St. Louis County, Levee District Improvement, NATL Insured, 5.75%, 3/01/19	465,000	466,837
Pettis County School District 200 Sedalia Lease COP, Missouri State Assn. of Rural Education, Assured
Guaranty, Pre-Refunded, 5.00%, 3/01/27	6,610,000	6,610,000
Riverside-Quindaro Bend Levee District Revenue,
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/26	1,000,000	1,099,490
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/29	1,500,000	1,631,115
Platte County, Levee District Improvement, L-385 Project, Refunding, Assured Guaranty, 5.00%,
3/01/27	5,000,000	5,000,000

112 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Missouri (continued)
Sikeston Electric Revenue,
Refunding, 5.00%, 6/01/20	$5,000,000	$5,361,200
Refunding, 5.00%, 6/01/21	13,130,000	14,288,854
Refunding, 5.00%, 6/01/22	12,570,000	13,755,477
Springfield Public Building Corp. Leasehold Revenue, Springfield Branson Airport, Series A, AMBAC
Insured, 5.00%, 7/01/36	5,000,000	5,014,800
Springfield School District No. R-12 GO, Missouri Direct Deposit Program, 5.00%, 3/01/33	1,000,000	1,153,610
Springfield Special Obligation Revenue,
Sewer System Improvements Project, 5.00%, 4/01/31	1,795,000	2,053,749
Sewer System Improvements Project, 5.00%, 4/01/32	1,885,000	2,153,801
St. Joseph IDA Special Obligation Revenue, Sewer System Improvements Project, Pre-Refunded, 5.00%,
4/01/27	2,655,000	2,664,000
St. Louis Airport Revenue,
Lambert-St. Louis International Airport, Refunding, NATL Insured, 5.50%, 7/01/29	13,070,000	15,495,400
Lambert-St. Louis International Airport, Refunding, Series A, AGMC Insured, 5.00%, 7/01/23	14,615,000	14,812,887
Lambert-St. Louis International Airport, Refunding, Series B, AGMC Insured, 5.00%, 7/01/25	9,420,000	9,534,076
Lambert-St. Louis International Airport, Series A-1, 6.125%, 7/01/24	2,000,000	2,195,300
Lambert-St. Louis International Airport, Series A-1, 6.625%, 7/01/34	5,000,000	5,538,900
St. Louis County IDA Senior Living Facilities Revenue,
Friendship Village Chesterfield, 5.00%, 9/01/42	3,165,000	3,235,105
Friendship Village Sunset Hills, Series A, 5.875%, 9/01/43	7,000,000	7,914,900
St. Louis County School District No. 101 Affton GO,
Direct Deposit Program, Series A, 5.00%, 3/01/32	1,500,000	1,740,540
Direct Deposit Program, Series A, 5.00%, 3/01/33	1,595,000	1,840,407
Direct Deposit Program, Series A, 5.00%, 3/01/34	1,700,000	1,952,144
Direct Deposit Program, Series A, 5.00%, 3/01/35	1,810,000	2,070,151
Direct Deposit Program, Series A, 5.00%, 3/01/36	1,920,000	2,187,187
St. Louis Municipal Finance Corp. Leasehold Revenue, Convention Center Capital Improvement, Series
B, Assured Guaranty, 5.375%, 7/15/38	22,725,000	24,543,454
		1,037,441,859

U.S. Territories 4.3%
Guam 0.5%
Guam Power Authority Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/25	5,420,000	6,027,257
Puerto Rico 3.8%
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	19,320,000	12,606,300
Series XX, 5.75%, 7/01/36	6,000,000	3,915,000
Series XX, 5.25%, 7/01/40	10,000,000	6,525,000
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 5.50%, 8/01/37	13,760,000	6,708,000
First Subordinate, Series A, 6.50%, 8/01/44	10,000,000	5,225,000
First Subordinate, Series C, 5.50%, 8/01/40	15,000,000	7,312,500
		42,291,800
Total U.S. Territories		48,319,057
Total Municipal Bonds before Short Term Investments (Cost $1,077,419,789)		1,085,760,916

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Short Term Investments 1.4%
Municipal Bonds 1.4%
Missouri 1.4%
[a] Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
Kansas City Art Institute, Daily VRDN and Put, 0.65%, 12/01/35	$2,900,000	$2,900,000
The Washington University, Series B, Daily VRDN and Put, 0.54%, 3/01/40.	13,350,000	13,350,000
Total Short Term Investments (Cost $16,250,000)		16,250,000
Total Investments (Cost $1,093,669,789) 97.8%		1,102,010,916
Other Assets, less Liabilities 2.2%.		24,699,833
Net Assets 100.0%		$1,126,710,749

See Abbreviations on page 156.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

114 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin North Carolina Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.97	$12.15	$11.95	$12.96	$12.79
Income from investment operations[b]:
Net investment income[c]	0.41	0.43	0.46	0.46	0.45
Net realized and unrealized gains (losses)	(0.27)	(0.19)	0.21	(1.03)	0.17
Total from investment operations	0.14	0.24	0.67	(0.57)	0.62
Less distributions from net investment income	(0.41)	(0.42)	(0.47)	(0.44)	(0.45)
Net asset value, end of year.	$11.70	$11.97	$12.15	$11.95	$12.96

Total return[d]	1.19%	2.01%	5.70%	(4.35)%	4.92%

Ratios to average net assets
Expenses	0.64%	0.64%	0.63%	0.62%	0.62%
Net investment income	3.41%	3.62%	3.84%	3.79%	3.49%

Supplemental data
Net assets, end of year (000’s)	$756,109	$794,675	$841,737	$851,504	$1,168,492
Portfolio turnover rate	18.38%	7.23%	6.94%	6.86%	7.10%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.15	$12.33	$12.12	$13.13	$12.95
Income from investment operations[b]:
Net investment income[c]	0.35	0.37	0.40	0.40	0.38
Net realized and unrealized gains (losses)	(0.27)	(0.20)	0.21	(1.03)	0.18
Total from investment operations	0.08	0.17	0.61	(0.63)	0.56
Less distributions from net investment income	(0.35)	(0.35)	(0.40)	(0.38)	(0.38)
Net asset value, end of year.	$11.88	$12.15	$12.33	$12.12	$13.13

Total return[d]	0.61%	1.43%	5.13%	(4.82)%	4.35%

Ratios to average net assets
Expenses	1.19%	1.19%	1.18%	1.17%	1.17%
Net investment income	2.86%	3.07%	3.29%	3.24%	2.94%

Supplemental data
Net assets, end of year (000’s)	$197,705	$206,283	$217,985	$229,369	$335,092
Portfolio turnover rate	18.38%	7.23%	6.94%	6.86%	7.10%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

116 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.97	$12.15	$11.95	$12.96	$12.78
Income from investment operations[b]:
Net investment income[c]	0.42	0.45	0.48	0.47	0.46
Net realized and unrealized gains (losses)	(0.26)	(0.20)	0.20	(1.02)	0.18
Total from investment operations	0.16	0.25	0.68	(0.55)	0.64
Less distributions from net investment income	(0.43)	(0.43)	(0.48)	(0.46)	(0.46)
Net asset value, end of year.	$11.70	$11.97	$12.15	$11.95	$12.96

Total return	1.29%	2.12%	5.81%	(4.25)%	5.11%

Ratios to average net assets
Expenses	0.54%	0.54%	0.53%	0.52%	0.52%
Net investment income	3.51%	3.72%	3.94%	3.89%	3.59%

Supplemental data
Net assets, end of year (000’s)	$109,365	$89,119	$76,935	$63,211	$89,663
Portfolio turnover rate	18.38%	7.23%	6.94%	6.86%	7.10%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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The accompanying notes are an integral part of these financial statements. | Annual Report 117

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin North Carolina Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 96.9%
North Carolina 92.8%
Asheville Water System Revenue, NATL Insured, Pre-Refunded, 5.00%, 8/01/32	$2,110,000	$2,147,157
Buncombe County Limited Obligation Revenue, Refunding, 5.00%, 6/01/34	3,000,000	3,430,530
Cape Fear Public Utility Authority Water and Sewer System Revenue,
5.00%, 8/01/36	8,000,000	9,051,760
Pre-Refunded, 5.00%, 8/01/35	21,000,000	22,210,440
Refunding, 4.00%, 8/01/32	2,500,000	2,682,400
Refunding, 4.00%, 8/01/33	2,315,000	2,470,244
Refunding, 5.00%, 6/01/40	2,250,000	2,536,267
Cary Combined Enterprise System Revenue, Refunding, 5.00%, 12/01/42	10,000,000	11,502,900
Charlotte Airport Revenue,
Charlotte Douglas International Airport, Refunding, Series A, 5.50%, 7/01/34	3,765,000	4,225,874
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32	20,680,000	20,940,775
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36	13,085,000	13,243,852
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/39	3,000,000	3,306,630
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/41	10,000,000	11,071,100
Charlotte COP,
Cultural Arts Facilities, Refunding, Series E, 5.00%, 6/01/39	6,000,000	6,461,640
Transit Projects, Phase II, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,613,775
Charlotte GO,
Refunding, Series A, 4.00%, 7/01/35	1,560,000	1,649,575
Refunding, Series A, 4.00%, 7/01/36	2,250,000	2,371,792
Charlotte Storm Water Fee Revenue,
Refunding, 4.00%, 12/01/34	1,000,000	1,063,890
Refunding, 4.00%, 12/01/35	1,100,000	1,165,560
Refunding, 5.00%, 12/01/39	7,970,000	9,182,875
Charlotte Water and Sewer System Revenue,
5.00%, 7/01/38	6,775,000	7,098,303
Refunding, 5.00%, 7/01/26	8,000,000	9,641,760
Refunding, 5.00%, 7/01/40	10,000,000	11,440,000
Refunding, Series B, 5.00%, 7/01/38	10,000,000	11,083,600
The Charlotte-Mecklenburg Hospital Authority Health Care Revenue,
Carolinas HealthCare System, Refunding, Series A, 5.25%, 1/15/34	4,000,000	4,257,440
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/38	5,000,000	5,527,100
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/40	20,000,000	22,060,600
Carolinas HealthCare System, Series A, 5.125%, 1/15/37	4,000,000	4,361,440
Carolinas HealthCare System, Series A, 5.25%, 1/15/42.	10,000,000	10,914,600
Carolinas HealthCare System, Series A, Pre-Refunded, 5.00%, 1/15/39	15,000,000	15,537,600
Columbus County Industrial Facilities and PCFA Revenue, Recovery Zone Facility, International Paper Co.
Projects, Series A, 5.70%, 5/01/34	2,500,000	2,781,100
Dare County Utility System Revenue, 5.00%, 2/01/41	5,000,000	5,551,550
Durham County COP, Series A, Pre-Refunded, 5.00%, 6/01/31	4,000,000	4,348,560
Durham Utility System Revenue,
Pre-Refunded, 5.00%, 6/01/41	4,000,000	4,600,200
Refunding, 4.00%, 8/01/35	2,000,000	2,132,440
Greensboro GO, Refunding, 4.00%, 2/01/36	1,000,000	1,054,550
Greenville Utilities Commission Combined Enterprise System Revenue,
Refunding, 4.00%, 4/01/35	1,000,000	1,040,160
Refunding, 4.00%, 4/01/46	4,225,000	4,341,568
Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/01/33	6,000,000	6,396,360
Harnett County COP,
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/28	1,000,000	1,087,140
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/29	500,000	543,570

118 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
North Carolina (continued)
High Point Combined Enterprise System Revenue, AGMC Insured, Pre-Refunded, 5.00%, 11/01/33	$5,000,000	$5,334,600
Iredell County COP,
Iredell County Public Improvement Projects, AGMC Insured, Pre-Refunded, 5.125%, 6/01/27	4,000,000	4,208,600
Iredell County Public Improvement Projects, AGMC Insured, Pre-Refunded, 5.00%, 6/01/28	1,000,000	1,050,610
Johnston Memorial Hospital Authority Mortgage Revenue, Johnston Memorial Hospital Project, AGMC
Insured, Pre-Refunded, 5.25%, 10/01/36	6,855,000	7,175,608
Mecklenburg County COP, Series A, Pre-Refunded, 5.00%, 2/01/28	350,000	376,296
Mecklenburg County GO,
Public Improvement, Series B, 4.00%, 12/01/29	6,350,000	6,984,301
Series A, 5.00%, 4/01/28.	5,000,000	5,953,400
Series A, 5.00%, 4/01/29.	5,000,000	5,921,100
Monroe COP,
Assured Guaranty, Pre-Refunded, 5.50%, 3/01/34	2,425,000	2,638,448
Assured Guaranty, Pre-Refunded, 5.50%, 3/01/39	1,085,000	1,180,502
Nash Health Care System Health Care Facilities Revenue,
5.00%, 11/01/41.	5,000,000	5,302,600
AGMC Insured, 5.00%, 11/01/30	2,250,000	2,351,025
New Hanover County Hospital Revenue,
New Hanover Regional Medical Center Project, Refunding, Series B, AGMC Insured, 5.00%,
10/01/27	3,500,000	3,774,400
New Hanover Regional Medical Center Project, Refunding, Series B, AGMC Insured, 5.125%,
10/01/31	8,385,000	9,035,592
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
Wake Forest University, Pre-Refunded, 5.00%, 1/01/38	25,000,000	26,801,500
Wake Forest University, Refunding, 4.00%, 1/01/35	5,000,000	5,237,900
Wake Forest University, Refunding, 4.00%, 1/01/36	5,000,000	5,221,600
Wake Forest University, Refunding, 4.00%, 1/01/38	5,000,000	5,205,400
Wake Forest University, Refunding, 4.00%, 1/01/39	6,750,000	7,021,822
North Carolina Capital Facilities Finance Agency Revenue,
Davidson College, 5.00%, 3/01/40	4,000,000	4,494,760
Davidson College, 5.00%, 3/01/45	3,500,000	3,904,950
Duke University Project, Refunding, Series B, 5.00%, 10/01/41	11,585,000	13,382,529
Duke University Project, Refunding, Series B, 4.00%, 10/01/44	5,085,000	5,324,046
Duke University Project, Refunding, Series B, 5.00%, 10/01/44	10,000,000	11,545,900
Duke University Project, Series B, Pre-Refunded, 5.00%, 10/01/38.	20,000,000	21,645,200
Methodist University, 5.00%, 3/01/34	1,500,000	1,620,120
North Carolina Eastern Municipal Power Agency Power System Revenue,
Series A, ETM, 6.50%, 1/01/18	3,000,000	3,139,740
Series A, Pre-Refunded, 5.00%, 1/01/24	10,000,000	10,342,300
Series C, Pre-Refunded, 6.75%, 1/01/24	3,500,000	3,866,240
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
Refunding, Series A, 5.00%, 1/01/26	800,000	849,384
Refunding, Series A, 5.00%, 1/01/30	2,070,000	2,424,798
Refunding, Series A, 5.00%, 1/01/30	1,400,000	1,482,768
Refunding, Series A, 5.00%, 1/01/32	4,200,000	4,829,496
Refunding, Series B, 5.00%, 1/01/21	5,000,000	5,475,350
Series A, Pre-Refunded, 5.00%, 1/01/26	1,700,000	1,822,502
Series A, Pre-Refunded, 5.00%, 1/01/30	3,270,000	3,505,636
North Carolina State Capital Improvement Limited Obligation Revenue,
Series A, Pre-Refunded, 5.00%, 5/01/28	5,000,000	5,236,800
Series C, 5.00%, 5/01/29	10,000,000	11,371,900

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
North Carolina (continued)
North Carolina State GO,
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/23	$10,000,000	$11,171,800
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/24	10,000,000	11,171,800
Refunding, Series A, 5.00%, 6/01/23	10,000,000	11,907,800
Refunding, Series B, 5.00%, 6/01/19	5,000,000	5,443,900
North Carolina State Infrastructure Financial Corp. COP, Capital Improvement, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 5/01/22	6,595,000	6,641,693
North Carolina State Medical Care Commission Health Care Facilities Revenue,
Appalachian Regional Healthcare System, Refunding, Series A, 6.50%, 7/01/31	5,000,000	5,510,650
Appalachian Regional Healthcare System, Refunding, Series A, 6.625%, 7/01/34	6,000,000	6,614,760
Duke University Health System, Refunding, Series D, 4.00%, 6/01/42	10,475,000	10,661,141
Duke University Health System, Series A, 5.00%, 6/01/42	10,000,000	11,055,400
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42	11,500,000	12,502,110
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42	8,150,000	9,126,940
Novant Health Obligated Group, Refunding, Series A, 5.00%, 11/01/46	20,000,000	21,784,800
Presbyterian Homes, Refunding, Series C, 5.00%, 10/01/31	5,000,000	5,536,800
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30.	5,000,000	5,435,000
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/19	235,000	235,766
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/29	1,220,000	1,223,392
University Health System, Series D, Pre-Refunded, 6.25%, 12/01/33	10,000,000	10,898,100
Vidant Health, 5.00%, 6/01/40	5,000,000	5,439,450
Vidant Health, Refunding, Series A, 5.00%, 6/01/36	5,000,000	5,353,750
WakeMed Project, Refunding, Series A, 5.00%, 10/01/38	5,000,000	5,461,650
North Carolina State Medical Care Commission Health System Revenue,
Mission Health Combined Group, Refunding, 5.00%, 10/01/36.	10,000,000	11,118,600
Mission Health Combined Group, Refunding, AGMC Insured, 5.00%, 10/01/36	5,000,000	5,086,550
North Carolina State Medical Care Commission Hospital Revenue, North Carolina Baptist Hospital,
Refunding, 5.00%, 6/01/34	10,000,000	10,728,800
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A, 5.25%,
2/01/40	6,000,000	6,406,680
North Carolina State Turnpike Authority Monroe Connector System State Appropriated Revenue, 5.00%,
7/01/41	5,000,000	5,574,800
North Carolina State Turnpike Authority Monroe Expressway Toll Revenue, Refunding, Series A, 5.00%,
7/01/47	2,500,000	2,713,175
North Carolina State University at Raleigh Revenue,
General, Refunding, Series A, 5.00%, 10/01/33	5,595,000	6,445,776
General, Refunding, Series A, 5.00%, 10/01/42	8,980,000	10,044,669
North Carolina Turnpike Authority Triangle Expressway System Revenue,
Series A, Assured Guaranty, 5.50%, 1/01/29	6,400,000	6,780,864
Series A, Assured Guaranty, 5.75%, 1/01/39	12,120,000	13,010,820
Northern Hospital District of Surry County Health Care Facilities Revenue,
Pre-Refunded, 6.00%, 10/01/28	1,000,000	1,054,240
Pre-Refunded, 6.25%, 10/01/38	2,000,000	2,113,820
Oak Island Enterprise System Revenue,
AGMC Insured, Refunding, 5.00%, 6/01/33	1,000,000	1,157,070
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/34	1,540,000	1,708,260
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/36	1,000,000	1,109,260
Series A, NATL Insured, Pre-Refunded, 5.00%, 6/01/33	5,000,000	5,253,050
Onslow Water and Sewer Authority Combined Enterprise System Revenue, Series A, NATL Insured,
Pre-Refunded, 5.00%, 6/01/33	7,500,000	7,879,575
Pitt County Revenue, Limited Obligation, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/34.	1,000,000	1,114,800

120 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
North Carolina (continued)
Raleigh Combined Enterprise System Revenue,
Pre-Refunded, 5.00%, 3/01/40	$11,915,000	$13,620,632
Refunding, Series A, 5.00%, 3/01/43	10,000,000	11,461,600
Refunding, Series B, 4.00%, 3/01/34	1,000,000	1,065,320
Series A, 4.00%, 3/01/46.	7,000,000	7,269,080
Raleigh GO,
Refunding, Series A, 5.00%, 9/01/26	5,000,000	6,174,400
Refunding, Series A, 5.00%, 9/01/30	5,000,000	6,022,500
Raleigh-Durham Airport Authority Airport Revenue,
Refunding, Series A, 5.00%, 5/01/27	350,000	415,643
Refunding, Series A, 5.00%, 5/01/29	1,000,000	1,172,210
Refunding, Series A, 5.00%, 5/01/30	550,000	641,641
Refunding, Series A, 5.00%, 5/01/36	10,785,000	11,833,626
Rockingham County COP, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/32	9,380,000	9,793,564
Union County Enterprise System Revenue, 5.00%, 6/01/34	1,000,000	1,161,970
University of North Carolina at Chapel Hill Revenue, Board of Governors of the University of North
Carolina, General, 5.00%, 12/01/31	9,000,000	9,284,670
University of North Carolina at Charlotte Revenue,
General, 5.00%, 4/01/43	5,000,000	5,579,250
General, 5.00%, 4/01/45	9,450,000	10,453,684
General, Series A, 5.00%, 4/01/37	12,995,000	14,508,658
General, Series A, 5.00%, 4/01/41	18,000,000	19,987,920
General, Series B, AGMC Insured, Pre-Refunded, 5.00%, 4/01/32	5,000,000	5,016,950
University of North Carolina at Greensboro Revenue,
General, 5.00%, 4/01/39	3,500,000	3,872,750
General, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/34.	1,000,000	1,081,180
Refunding, 5.00%, 4/01/29	500,000	588,940
Refunding, 5.00%, 4/01/30	500,000	585,440
University of North Carolina at Wilmington COP, Student Housing Project, Assured Guaranty, Pre-
Refunded, 5.00%, 6/01/32	5,000,000	5,253,050
University of North Carolina at Wilmington Revenue, Student Housing Projects, Refunding, 5.00%,
6/01/37	3,000,000	3,310,650
University of North Carolina Hospitals at Chapel Hill Revenue, Board of Governors of the University of
North Carolina, 5.00%, 2/01/46	4,265,000	4,734,321
University of North Carolina System Pool Revenue,
Series A, Assured Guaranty, 5.00%, 10/01/33	730,000	769,099
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/33	4,270,000	4,539,436
Wake County Revenue,
Limited Obligation, Pre-Refunded, 5.00%, 1/01/33	10,820,000	11,991,590
Limited Obligation, Pre-Refunded, 5.00%, 6/01/36	5,000,000	5,435,700
Limited Obligation, Pre-Refunded, 5.00%, 1/01/37	12,000,000	13,299,360
Western Carolina University Research and Development Corp. COP, Western Carolina University Student
Housing Project, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	5,000,000	5,253,050
Wilmington COP,
Series A, Pre-Refunded, 5.00%, 6/01/33	6,000,000	6,303,660
Series A, Pre-Refunded, 5.00%, 6/01/38	7,625,000	8,010,901
Wilmington Storm Water Fee Revenue,
AMBAC Insured, Pre-Refunded, 5.00%, 6/01/33	775,000	783,076
Refunding, AMBAC Insured, 5.00%, 6/01/33	225,000	227,025
Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%, 5/01/33	3,000,000	3,111,870

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
North Carolina (continued)
Winston-Salem City Water and Sewer System Revenue,
Pre-Refunded, 5.00%, 6/01/39	$5,000,000	$5,441,550
Refunding, Series A, 5.00%, 6/01/33	2,350,000	2,700,056
Refunding, Series A, 4.00%, 6/01/37	5,000,000	5,325,950
		986,727,883

U.S. Territories 4.1%
Puerto Rico 4.1%
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.25%, 7/01/33	6,500,000	4,241,250
Series WW, 5.50%, 7/01/38	5,200,000	3,393,000
Series XX, 5.25%, 7/01/40	19,135,000	12,485,587
Puerto Rico Sales Tax FICO Sales Tax Revenue, First Subordinate, Series A, 6.00%, 8/01/42	45,750,000	23,561,250
		43,681,087
Total Municipal Bonds before Short Term Investments (Cost $1,023,256,325)		1,030,408,970

Short Term Investments (Cost $22,400,000) 2.1%
Municipal Bonds 2.1%
North Carolina 2.1%
[a] The Charlotte-Mecklenburg Hospital Authority Health Care Revenue, Carolinas HealthCare System,
Refunding, Series B, Daily VRDN and Put, 0.53%, 1/15/38	22,400,000	22,400,000
Total Investments (Cost $1,045,656,325) 99.0%		1,052,808,970
Other Assets, less Liabilities 1.0%.		10,370,564
Net Assets 100.0%		$1,063,179,534

See Abbreviations on page 156.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

122 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Virginia Tax-Free Income Fund
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.54	$11.65	$11.42	$12.25	$12.10
Income from investment operations[b]:
Net investment income[c]	0.40	0.42	0.44	0.43	0.43
Net realized and unrealized gains (losses)	(0.23)	(0.11)	0.23	(0.84)	0.16
Total from investment operations	0.17	0.31	0.67	(0.41)	0.59
Less distributions from net investment income	(0.40)	(0.42)	(0.44)	(0.42)	(0.44)
Net asset value, end of year.	$11.31	$11.54	$11.65	$11.42	$12.25

Total return[d]	1.51%	2.72%	5.97%	(3.33)%	4.93%

Ratios to average net assets
Expenses	0.65%	0.65%	0.65%	0.64%	0.64%
Net investment income	3.46%	3.65%	3.82%	3.74%	3.55%

Supplemental data
Net assets, end of year (000’s)	$509,170	$540,857	$558,068	$562,671	$779,288
Portfolio turnover rate	17.44%	5.30%	8.16%	11.67%	10.96%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.72	$11.82	$11.58	$12.42	$12.26
Income from investment operations[b]:
Net investment income[c]	0.34	0.36	0.38	0.37	0.37
Net realized and unrealized gains (losses)	(0.23)	(0.11)	0.24	(0.86)	0.16
Total from investment operations	0.11	0.25	0.62	(0.49)	0.53
Less distributions from net investment income	(0.34)	(0.35)	(0.38)	(0.35)	(0.37)
Net asset value, end of year.	$11.49	$11.72	$11.82	$11.58	$12.42

Total return[d]	0.92%	2.20%	5.39%	(3.89)%	4.36%

Ratios to average net assets
Expenses	1.20%	1.20%	1.20%	1.19%	1.19%
Net investment income	2.91%	3.10%	3.27%	3.19%	3.00%

Supplemental data
Net assets, end of year (000’s)	$107,936	$110,753	$116,566	$118,953	$171,973
Portfolio turnover rate	17.44%	5.30%	8.16%	11.67%	10.96%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

124 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)
		Year Ended February 28,
	2017	2016 [a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.54	$11.65	$11.42	$12.25	$12.10
Income from investment operations[b]:
Net investment income[c]	0.41	0.43	0.46	0.45	0.45
Net realized and unrealized gains (losses)	(0.22)	(0.11)	0.22	(0.85)	0.15
Total from investment operations	0.19	0.32	0.68	(0.40)	0.60
Less distributions from net investment income	(0.42)	(0.43)	(0.45)	(0.43)	(0.45)
Net asset value, end of year.	$11.31	$11.54	$11.65	$11.42	$12.25

Total return	1.60%	2.82%	6.07%	(3.24)%	5.03%

Ratios to average net assets
Expenses	0.55%	0.55%	0.55%	0.54%	0.54%
Net investment income	3.56%	3.75%	3.92%	3.84%	3.65%

Supplemental data
Net assets, end of year (000’s)	$87,359	$52,952	$46,724	$37,582	$41,592
Portfolio turnover rate	17.44%	5.30%	8.16%	11.67%	10.96%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2017
Franklin Virginia Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 99.0%
Virginia 88.6%
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21.	$1,245,000	$1,339,645
Capital Region Airport Commission Airport Revenue,
Series A, AGMC Insured, Pre-Refunded, 5.00%, 7/01/31	2,000,000	2,107,420
Series A, AGMC Insured, Pre-Refunded, 5.00%, 7/01/38	5,895,000	6,211,620
Charlotte County IDA Hospital Revenue, Halifax Regional Hospital Inc., 5.00%, 9/01/37	2,500,000	2,534,100
Chesterfield County EDA, PCR, Virginia Electric and Power Co. Project, Refunding, Series A, 5.00%,
5/01/23	5,000,000	5,340,850
Chesterfield County EDA Revenue,
Bon Secours Health System Inc., Series C-1, AGMC Insured, 5.00%, 11/01/42	2,250,000	2,405,633
Bon Secours Health System Inc., Series C-2, Assured Guaranty, 5.00%, 11/01/42	8,000,000	8,553,360
[a] Fairfax County EDA Metrorail Parking System Project Revenue, Metrorail Parking System, 5.00%, 4/01/42 .	5,085,000	5,815,359
Fairfax County EDA Residential Care Facilities Mortgage Revenue,
Goodwin House Inc., Refunding, Series A, 4.00%, 10/01/42.	1,500,000	1,467,015
Goodwin House Inc., Refunding, Series A, 5.00%, 10/01/42.	5,840,000	6,348,956
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project, Pre-
Refunded, 5.00%, 4/01/36	10,000,000	11,164,100
Fairfax County IDAR,
Health Care, Inova Health System Project, Refunding, Series A, 5.50%, 5/15/35	6,445,000	6,968,592
Health Care, Inova Health System Project, Refunding, Series C, 5.00%, 5/15/25	3,500,000	3,769,605
Health Care, Inova Health System Project, Series A, 5.00%, 5/15/44	2,500,000	2,768,575
Health Care, Inova Health System Project, Series A, Pre-Refunded, 5.50%, 5/15/35	3,555,000	3,894,005
Hampton Roads Sanitation District Wastewater Revenue,
Pre-Refunded, 5.00%, 4/01/33	6,330,000	6,612,571
Pre-Refunded, 5.00%, 4/01/33	3,670,000	3,829,792
Pre-Refunded, 5.00%, 4/01/38	16,000,000	16,714,240
Refunding, Subordinate, Series A, 5.00%, 8/01/31	6,200,000	7,332,740
Refunding, Subordinate, Series A, 5.00%, 8/01/33	5,115,000	5,980,253
Refunding, Subordinate, Series A, 5.00%, 8/01/43	11,840,000	13,559,760
Henrico County EDA Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/30	7,000,000	7,765,940
Hopewell Sewer System Revenue, Refunding, Series A, 5.00%, 7/15/42	4,850,000	5,310,605
Lexington IDA Educational Facilities Revenue,
VMI Development Board Inc. Project, Series C, Pre-Refunded, 5.00%, 12/01/36	5,000,000	5,435,700
Washington and Lee University, 5.00%, 1/01/43	10,000,000	11,096,300
Loudoun County Sanitation Authority Water and Sewer Revenue, Refunding, 5.00%, 1/01/29	4,770,000	5,657,602
Montgomery County IDA Public Facilities Lease Revenue, Public Projects, Pre-Refunded, 5.00%, 2/01/29	6,500,000	6,744,270
Norfolk GO,
Capital Improvement, Refunding, Series A, 5.00%, 8/01/32	5,845,000	6,735,427
Capital Improvement, Series A, 5.00%, 10/01/41	2,140,000	2,455,543
Capital Improvement, Series A, 5.00%, 10/01/46	5,135,000	5,869,408
Capital Improvement, Series C, Pre-Refunded, 5.00%, 10/01/42.	7,825,000	8,947,731
Northern Virginia Transportation Authority Transportation Special Tax Revenue,
5.00%, 6/01/31	4,565,000	5,280,746
5.00%, 6/01/32	2,795,000	3,199,492
5.00%, 6/01/33	3,000,000	3,425,700
Patrick County EDA Lease Revenue, School Projects, Assured Guaranty, Pre-Refunded, 5.25%, 3/01/39	6,435,000	6,714,150
Pittsylvania County School GO, Series B, Pre-Refunded, 5.75%, 2/01/30	5,800,000	6,323,624
Portsmouth GO, Public Utility, Refunding, Series A, 5.00%, 7/15/41	10,000,000	11,168,100
Prince William County IDA Health Care Facilities Revenue, Novant Health Obligation Group, Prince William
Hospital, Refunding, Series B, 5.00%, 11/01/46	10,000,000	10,892,400
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life Sciences
Lab LLC Project, Series AA, Pre-Refunded, 5.125%, 9/01/41	3,200,000	3,709,888

126 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Virginia Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Virginia (continued)
Richmond Public Utility Revenue,
Refunding, Series A, 5.00%, 1/15/33	$10,000,000	$11,571,900
Refunding, Series A, 5.00%, 1/15/43	10,000,000	11,090,900
Series A, Pre-Refunded, 5.00%, 1/15/35	11,495,000	12,340,917
Riverside Regional Jail Authority Jail Facility Revenue,
NATL Insured, Pre-Refunded, 5.00%, 7/01/28	7,000,000	7,098,560
NATL Insured, Pre-Refunded, 5.00%, 7/01/32	22,000,000	22,309,760
Refunding, 5.00%, 7/01/31	6,215,000	7,109,960
Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, Pre-Refunded, 5.125%,
10/15/37	10,000,000	10,666,400
Roanoke EDA Hospital Revenue, Carilion Clinic Obligated Group, Refunding, 5.00%, 7/01/33	10,615,000	11,513,560
Roanoke IDA Hospital Revenue,
Carilion Health System Obligated Group, Series B, AGMC Insured, 5.00%, 7/01/38	3,950,000	4,200,825
Carilion Health System Obligated Group, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38 .	50,000	56,127
Smyth County GO, Public Improvement, Series A, 5.00%, 11/01/31	4,145,000	4,672,037
Stafford County and Staunton IDAR,
Virginia Municipal League Assn. of Counties Finance Program, Series E, XLCA Insured, Pre-
Refunded, 5.00%, 8/01/37	3,025,000	3,194,975
Virginia Municipal League Assn. of Counties Finance Program, XLCA Insured, 5.00%, 8/01/37	960,000	1,013,942
Suffolk GO,
Pre-Refunded, 5.00%, 2/01/41	7,395,000	8,407,745
Refunding, 5.00%, 2/01/41	2,605,000	2,890,300
Refunding, 5.00%, 6/01/42	10,000,000	11,137,000
University of Virginia Revenue,
General, Refunding, Series A, 5.00%, 6/01/43	15,000,000	17,062,050
Pre-Refunded, 5.00%, 6/01/40	17,750,000	18,659,687
Refunding, Series A, 5.00%, 4/01/47	9,630,000	11,212,113
Upper Occoquan Sewage Authority Regional Sewerage System Revenue, Refunding, 5.00%, 7/01/28.	10,000,000	11,910,100
Virginia Beach Development Authority Public Facility Revenue, Series A, Pre-Refunded, 5.00%, 7/15/27	5,635,000	5,723,751
Virginia College Building Authority Educational Facilities Revenue,
21st Century College and Equipment Programs, Series A, 4.00%, 2/01/30	7,000,000	7,549,360
Liberty University Projects, 5.25%, 3/01/29	2,860,000	3,187,155
Liberty University Projects, 5.00%, 3/01/41	26,855,000	29,439,794
Public Higher Education Financing Program, Refunding, Series A, 5.00%, 9/01/27	4,000,000	4,836,760
Public Higher Education Financing Program, Series A, Pre-Refunded, 5.00%, 9/01/33	4,010,000	4,250,440
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/40	5,000,000	5,633,400
Virginia Port Authority Port Facilities Revenue, Pre-Refunded, 5.00%, 7/01/40.	6,000,000	6,539,160
Virginia State Commonwealth Transportation Board Revenue,
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/30	2,260,000	2,675,546
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/31	4,000,000	4,702,520
Virginia State HDA Commonwealth Mortgage Revenue, Series C, Sub Series C-5, 4.80%, 7/01/38	8,500,000	8,988,920
Virginia State HDA Revenue,
Rental Housing, Series B, 5.625%, 6/01/39	7,240,000	7,631,394
Rental Housing, Series B, 5.00%, 6/01/45	3,050,000	3,204,483
Rental Housing, Series E, 5.00%, 10/01/44	6,540,000	6,792,706
Rental Housing, Series F, 5.05%, 12/01/44	12,125,000	12,642,616
Rental Housing, Series F, 5.00%, 4/01/45.	2,125,000	2,228,551
Virginia State Public School Authority Revenue,
School Financing, 1997 Resolution, Refunding, Series B, 5.00%, 8/01/24	10,000,000	11,973,000
Special Obligation Fluvanna County, School Financing, Pre-Refunded, 6.00%, 12/01/32	5,000,000	5,432,100
Virginia State Resources Authority Infrastructure and State Moral Obligation Revenue, Virginia Pooled
Financing Program, Series B, 5.00%, 11/01/41	9,410,000	10,723,165

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Annual Report

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Virginia Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Virginia (continued)
Virginia State Resources Authority Infrastructure Revenue,
Virginia Pooled Financing Program, Pre-Refunded, 5.00%, 11/01/38.	$1,465,000	$1,560,518
Virginia Pooled Financing Program, Refunding, 5.00%, 11/01/45	5,255,000	6,021,021
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38	135,000	143,042
Virginia Pooled Financing Program, Senior Series B, Pre-Refunded, 5.00%, 11/01/32	2,360,000	2,424,876
Virginia Pooled Financing Program, Senior Series B, Pre-Refunded, 5.00%, 11/01/32	145,000	149,085
Virginia Pooled Financing Program, Series A, 5.00%, 11/01/38	5,165,000	5,951,836
Virginia State Small Business Financing Authority Healthcare Facilities Revenue, Sentara Healthcare,
Refunding, 5.00%, 11/01/40.	23,000,000	24,896,810
Winchester EDA Hospital Revenue, Valley Health System Obligated Group, Refunding, 5.00%, 1/01/44	5,000,000	5,465,750
Winchester IDA Hospital Revenue, Valley Health System Obligated Group, Series E, Pre-Refunded,
5.625%, 1/01/44	3,350,000	3,629,223
		623,966,657
District of Columbia 7.2%
Metropolitan Washington Airports Authority Airport System Revenue,
Refunding, Series A, 5.00%, 10/01/35	12,000,000	13,215,000
Refunding, Series B, 5.00%, 10/01/30	745,000	877,044
Refunding, Series B, 5.00%, 10/01/32	1,000,000	1,162,690
Refunding, Series B, BHAC Insured, 5.00%, 10/01/29	3,000,000	3,261,300
Refunding, Series C, 5.125%, 10/01/34	6,450,000	6,809,007
Metropolitan Washington Airports Authority Dulles Toll Road Revenue,
first senior lien, Series A, 5.00%, 10/01/39	10,000,000	10,742,100
first senior lien, Series A, 5.25%, 10/01/44	12,000,000	12,993,840
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%, 7/01/32	2,000,000	2,154,680
		51,215,661

U.S. Territories 3.2%
Puerto Rico 3.2%
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	5,200,000	3,393,000
Series XX, 5.25%, 7/01/40	8,400,000	5,481,000
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 5.375%, 8/01/39	1,000,000	472,500
First Subordinate, Series A, 6.00%, 8/01/42	20,000,000	10,300,000
First Subordinate, Series C, 5.50%, 8/01/40	6,000,000	2,925,000
		22,571,500
Total Municipal Bonds before Short Term Investments (Cost $681,513,334)		697,753,818

128 Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Virginia Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Short Term Investments (Cost $6,300,000) 0.9%
Municipal Bonds 0.9%
Virginia 0.9%
[b] Virginia College Building Authority Educational Facilities Revenue, University of Richmond Project, Daily
VRDN and Put, 0.57%, 11/01/36	$6,300,000	$6,300,000
Total Investments (Cost $687,813,334) 99.9%		704,053,818
Other Assets, less Liabilities 0.1%		411,313
Net Assets 100.0%.		$704,465,131

See Abbreviations on page 156.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
February 28, 2017

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$273,163,228	$708,808,547	$560,072,558
Value	$278,121,577	$736,633,678	$573,513,418
Cash	5,098,596	1,079,217	172,544
Receivables:
Investment securities sold	—	—	2,121,742
Capital shares sold	98,982	415,703	896,469
Interest	3,439,397	10,081,646	5,915,639
Other assets	287	745	578
Total assets	286,758,839	748,210,989	582,620,390
Liabilities:
Payables:
Investment securities purchased	—	8,508,320	2,111,202
Capital shares redeemed	625,504	1,463,158	1,558,289
Management fees	127,936	296,978	237,454
Distribution fees	45,146	94,035	97,156
Transfer agent fees	17,294	46,050	46,490
Distributions to shareholders	104,051	495,935	233,225
Accrued expenses and other liabilities	20,942	42,752	37,623
Total liabilities	940,873	10,947,228	4,321,439
Net assets, at value	$285,817,966	$737,263,761	$578,298,951
Net assets consist of:
Paid-in capital	$287,003,091	$752,622,441	$573,923,833
Undistributed net investment income	456,012	2,094,827	899,849
Net unrealized appreciation (depreciation)	4,958,349	27,825,131	13,440,860
Accumulated net realized gain (loss)	(6,599,486)	(45,278,638)	(9,965,591)
Net assets, at value	$285,817,966	$737,263,761	$578,298,951
Class A:
Net assets, at value	$225,049,610	$635,593,881	$428,300,898
Shares outstanding	20,159,497	58,433,512	35,719,463
Net asset value per share[a]	$11.16	$10.88	$11.99
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.66	$11.36	$12.52
Class C:
Net assets, at value	$55,618,861	$90,753,696	$128,543,759
Shares outstanding	4,919,908	8,175,330	10,568,402
Net asset value and maximum offering price per share[a]	$11.30	$11.10	$12.16
Advisor Class:
Net assets, at value	$5,149,495	$10,916,184	$21,454,294
Shares outstanding	461,334	1,001,953	1,789,127
Net asset value and maximum offering price per share	$11.16	$10.89	$11.99

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

130 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN TAX-FREE TRUST
		FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 28, 2017

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$164,351,863	$406,518,264	$499,283,297
Value	$169,600,825	$415,376,549	$501,545,098
Cash	1,153,639	895,268	2,418,919
Receivables:
Investment securities sold	—	—	1,087,443
Capital shares sold	27,265	342,881	610,764
Interest	2,147,988	5,133,591	5,295,332
Other assets	172	420	510
Total assets	172,929,889	421,748,709	510,958,066
Liabilities:
Payables:
Capital shares redeemed	260,954	942,062	837,736
Management fees	82,185	178,305	211,540
Distribution fees	12,741	59,923	84,341
Transfer agent fees	13,300	30,705	41,249
Distributions to shareholders	36,747	52,008	185,830
Accrued expenses and other liabilities	15,645	31,073	28,501
Total liabilities	421,572	1,294,076	1,389,197
Net assets, at value	$172,508,317	$420,454,633	$509,568,869
Net assets consist of:
Paid-in capital	$174,324,162	$429,706,260	$527,505,257
Undistributed net investment income	212,762	507,657	1,276,578
Net unrealized appreciation (depreciation)	5,248,962	8,858,285	2,261,801
Accumulated net realized gain (loss)	(7,277,569)	(18,617,569)	(21,474,767)
Net assets, at value	$172,508,317	$420,454,633	$509,568,869
Class A:
Net assets, at value	$165,612,730	$343,042,039	$351,932,904
Shares outstanding	15,040,115	30,760,355	31,707,408
Net asset value per share[a]	$11.01	$11.15	$11.10
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.50	$11.64	$11.59
Class C:
Net assets, at value		$67,153,521	$115,010,789
Shares outstanding		5,930,160	10,166,407
Net asset value and maximum offering price per share[a]		$11.32	$11.31
Advisor Class:
Net assets, at value	$6,895,587	$10,259,073	$42,625,176
Shares outstanding	626,036	919,736	3,836,505
Net asset value and maximum offering price per share	$11.01	$11.15	$11.11

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 28, 2017

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$1,093,669,789	$1,045,656,325	$687,813,334
Value	$1,102,010,916	$1,052,808,970	$704,053,818
Cash	13,094,285	88,419	143,986
Receivables:
Capital shares sold	1,913,372	675,318	278,029
Interest	13,663,599	12,444,178	8,370,856
Other assets	1,115	1,059	704
Total assets	1,130,683,287	1,066,017,944	712,847,393
Liabilities:
Payables:
Investment securities purchased	—	—	5,791,967
Capital shares redeemed	2,928,361	1,765,446	1,919,225
Management fees.	442,739	418,924	284,648
Distribution fees	151,442	156,594	93,350
Transfer agent fees	80,574	72,071	48,777
Distributions to shareholders	305,713	364,564	203,706
Accrued expenses and other liabilities	63,709	60,811	40,589
Total liabilities	3,972,538	2,838,410	8,382,262
Net assets, at value	$1,126,710,749	$1,063,179,534	$704,465,131
Net assets consist of:
Paid-in capital	$1,155,892,522	$1,105,295,253	$722,060,422
Undistributed net investment income	2,838,490	3,071,357	1,128,883
Net unrealized appreciation (depreciation)	8,341,127	7,152,645	16,240,484
Accumulated net realized gain (loss)	(40,361,390)	(52,339,721)	(34,964,658)
Net assets, at value	$1,126,710,749	$1,063,179,534	$704,465,131
Class A:
Net assets, at value	$873,203,874	$756,109,160	$509,170,186
Shares outstanding	74,356,347	64,614,131	45,037,961
Net asset value per share[a]	$11.74	$11.70	$11.31
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.26	$12.22	$11.81
Class C:
Net assets, at value	$169,820,711	$197,705,210	$107,935,592
Shares outstanding	14,321,366	16,635,416	9,396,717
Net asset value and maximum offering price per share[a]	$11.86	$11.88	$11.49
Advisor Class:
Net assets, at value	$83,686,164	$109,365,164	$87,359,353
Shares outstanding	7,122,355	9,345,918	7,721,624
Net asset value and maximum offering price per share	$11.75	$11.70	$11.31

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

132 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN TAX-FREE TRUST
		FINANCIAL STATEMENTS

Statements of Operations
for the year ended February 28, 2017

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$11,983,172	$34,830,046	$23,452,520
Expenses:
Management fees (Note 3a)	1,560,267	3,733,187	2,850,187
Distribution fees: (Note 3c)
Class A.	233,643	679,931	441,167
Class C	364,330	603,785	854,887
Transfer agent fees: (Note 3e)
Class A.	89,396	251,223	201,397
Class C	21,443	34,323	60,036
Advisor Class	502	965	1,833
Custodian fees	2,350	6,406	4,831
Reports to shareholders	17,140	38,039	35,255
Registration and filing fees	10,767	22,985	10,898
Professional fees.	63,064	102,342	78,600
Trustees’ fees and expenses.	1,542	4,158	3,039
Other	30,374	54,779	57,212
Total expenses	2,394,818	5,532,123	4,599,342
Net investment income	9,588,354	29,297,923	18,853,178
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(1,959,347)	(3,398,599)	(1,283,956)
Net change in unrealized appreciation (depreciation) on investments	(3,071,967)	(18,947,625)	(14,859,556)
Net realized and unrealized gain (loss)	(5,031,314)	(22,346,224)	(16,143,512)
Net increase (decrease) in net assets resulting from operations	$4,557,040	$6,951,699	$2,709,666

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended February 28, 2017

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest.	$7,574,365	$17,528,079	$21,614,751
Expenses:
Management fees (Note 3a)	1,002,053	2,167,142	2,597,087
Distribution fees: (Note 3c)
Class A.	174,155	353,593	372,000
Class C	—	454,820	768,931
Transfer agent fees: (Note 3e)
Class A.	79,334	148,866	164,292
Class C	—	29,460	52,237
Advisor Class	573	716	13,979
Custodian fees	1,444	3,545	4,373
Reports to shareholders	12,932	24,966	27,273
Registration and filing fees	3,358	14,776	12,529
Professional fees	48,885	64,541	84,859
Trustees’ fees and expenses	933	2,239	2,780
Other	26,334	44,900	41,660
Total expenses	1,350,001	3,309,564	4,142,000
Net investment income	6,224,364	14,218,515	17,472,751
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(890,371)	(98,877)	(3,895,421)
Net change in unrealized appreciation (depreciation) on investments	(3,957,843)	(13,238,468)	(7,793,798)
Net realized and unrealized gain (loss)	(4,848,214)	(13,337,345)	(11,689,219)
Net increase (decrease) in net assets resulting from operations	$1,376,150	$881,170	$5,783,532

134 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN TAX-FREE TRUST
		FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended February 28, 2017

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$47,101,517	$44,470,574	$29,617,271
Expenses:
Management fees (Note 3a)	5,337,148	5,178,168	3,488,396
Distribution fees: (Note 3c)
Class A	892,849	792,028	543,930
Class C	1,120,486	1,339,242	725,657
Transfer agent fees: (Note 3e)
Class A	407,177	327,936	236,084
Class C	78,612	85,311	48,445
Advisor Class	28,997	40,838	27,626
Custodian fees	9,275	9,051	6,041
Reports to shareholders.	67,875	63,194	37,474
Registration and filing fees	15,049	13,345	12,163
Professional fees	125,107	127,204	93,104
Trustees’ fees and expenses.	5,975	5,857	3,815
Other	66,399	72,608	47,510
Total expenses	8,154,949	8,054,782	5,270,245
Net investment income	38,946,568	36,415,792	24,347,026
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(1,793,749)	(2,045,242)	(5,597,045)
Net change in unrealized appreciation (depreciation) on investments	(28,340,864)	(23,220,087)	(9,317,676)
Net realized and unrealized gain (loss)	(30,134,613)	(25,265,329)	(14,914,721)
Net increase (decrease) in net assets resulting from operations	$8,811,955	$11,150,463	$9,432,305

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2017	2016 [a]	2017	2016 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$9,588,354	$10,042,674	$29,297,923	$31,113,186
Net realized gain (loss)	(1,959,347)	270,524	(3,398,599)	(7,459,093)
Net change in unrealized appreciation (depreciation)	(3,071,967)	(5,315,636)	(18,947,625)	(6,351,740)
Net increase (decrease) in net assets resulting from
operations	4,557,040	4,997,562	6,951,699	17,302,353
Distributions to shareholders from:
Net investment income:
Class A	(7,873,113)	(8,308,773)	(26,252,147)	(27,801,975)
Class C.	(1,553,356)	(1,680,534)	(2,989,246)	(2,954,191)
Advisor Class	(45,953)	—	(103,588)	—
Total distributions to shareholders	(9,472,422)	(9,989,307)	(29,344,981)	(30,756,166)
Capital share transactions: (Note 2)
Class A	707,973	7,671,573	(34,514,368)	(23,512,619)
Class C.	2,504,253	1,597,148	4,729,811	354,834
Advisor Class	5,234,258	—	11,066,660	—
Total capital share transactions	8,446,484	9,268,721	(18,717,897)	(23,157,785)
Net increase (decrease) in net assets	3,531,102	4,276,976	(41,111,179)	(36,611,598)
Net assets:
Beginning of year	282,286,864	278,009,888	778,374,940	814,986,538
End of year	$285,817,966	$282,286,864	$737,263,761	$778,374,940
Undistributed net investment income included in net assets:
End of year	$456,012	$349,056	$2,094,827	$2,196,264

aFor the year ended February 29.

136 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2017	2016 [a]	2017	2016 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$18,853,178	$18,870,724	$6,224,364	$6,124,414
Net realized gain (loss)	(1,283,956)	337,719	(890,371)	(1,071,309)
Net change in unrealized appreciation (depreciation)	(14,859,556)	(6,249,241)	(3,957,843)	(1,913,799)
Net increase (decrease) in net assets resulting from
operations	2,709,666	12,959,202	1,376,150	3,139,306
Distributions to shareholders from:
Net investment income:
Class A	(15,021,928)	(15,075,745)	(6,174,214)	(6,184,261)
Class C.	(3,677,162)	(3,763,625)	—	—
Advisor Class	(143,973)	—	(46,268)	—
Total distributions to shareholders	(18,843,063)	(18,839,370)	(6,220,482)	(6,184,261)
Capital share transactions: (Note 2)
Class A	11,486,765	23,055,908	(2,678,032)	7,859,148
Class C.	6,084,625	4,176,589	—	—
Advisor Class	21,640,820	—	6,938,108	—
Total capital share transactions	39,212,210	27,232,497	4,260,076	7,859,148
Net increase (decrease) in net assets	23,078,813	21,352,329	(584,256)	4,814,193
Net assets:
Beginning of year	555,220,138	533,867,809	173,092,573	168,278,380
End of year	$578,298,951	$555,220,138	$172,508,317	$173,092,573
Undistributed net investment income included in net assets:
End of year	$899,849	$892,263	$212,762	$207,113

aFor the year ended February 29.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2017	2016 [a]	2017	2016 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$14,218,515	$14,515,781	$17,472,751	$18,599,918
Net realized gain (loss)	(98,877)	(113,850)	(3,895,421)	(371,493)
Net change in unrealized appreciation (depreciation)	(13,238,468)	(3,926,278)	(7,793,798)	(9,749,369)
Net increase (decrease) in net assets resulting from
operations	881,170	10,475,653	5,783,532	8,479,056
Distributions to shareholders from:
Net investment income:
Class A	(12,455,420)	(12,386,023)	(13,160,922)	(13,569,122)
Class C.	(2,036,716)	(2,155,696)	(3,443,225)	(3,562,299)
Advisor Class	(61,309)	—	(1,148,417)	(1,011,319)
Total distributions to shareholders	(14,553,445)	(14,541,719)	(17,752,564)	(18,142,740)
Capital share transactions: (Note 2)
Class A	18,716,533	8,443,338	(9,152,430)	(16,351,897)
Class C.	1,005,431	712,997	469,298	(6,003,131)
Advisor Class	10,300,492	—	14,929,210	1,829,217
Total capital share transactions	30,022,456	9,156,335	6,246,078	(20,525,811)
Net increase (decrease) in net assets	16,350,181	5,090,269	(5,722,954)	(30,189,495)
Net assets:
Beginning of year	404,104,452	399,014,183	515,291,823	545,481,318
End of year	$420,454,633	$404,104,452	$509,568,869	$515,291,823
Undistributed net investment income included in net assets:
End of year	$507,657	$842,587	$1,276,578	$1,591,346

aFor the year ended February 29.

138 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2017	2016 [a]	2017	2016 [a]
Increase (decrease) in net assets:
Operations:
Net investment income	$38,946,568	$39,202,266	$36,415,792	$38,828,644
Net realized gain (loss)	(1,793,749)	(3,546,348)	(2,045,242)	(4,651,622)
Net change in unrealized appreciation (depreciation)	(28,340,864)	(12,626,848)	(23,220,087)	(13,684,625)
Net increase (decrease) in net assets resulting
from operations	8,811,955	23,029,070	11,150,463	20,492,397
Distributions to shareholders from:
Net investment income:
Class A	(31,687,565)	(31,160,617)	(27,459,393)	(28,390,715)
Class C	(5,097,384)	(4,880,725)	(5,886,678)	(6,050,915)
Advisor Class	(2,318,580)	(1,444,192)	(3,520,905)	(2,883,340)
Total distributions to shareholders	(39,103,529)	(37,485,534)	(36,866,976)	(37,324,970)
Capital share transactions: (Note 2)
Class A	16,116,234	2,458,679	(20,117,683)	(34,474,895)
Class C	7,077,595	3,150,107	(3,857,468)	(8,545,506)
Advisor Class	39,625,635	8,894,074	22,794,376	13,272,666
Total capital share transactions	62,819,464	14,502,860	(1,180,775)	(29,747,735)
Net increase (decrease) in net assets	32,527,890	46,396	(26,897,288)	(46,580,308)
Net assets:
Beginning of year	1,094,182,859	1,094,136,463	1,090,076,822	1,136,657,130
End of year	$1,126,710,749	$1,094,182,859	$1,063,179,534	$1,090,076,822
Undistributed net investment income included in net assets:
End of year	$2,838,490	$3,055,869	$3,071,357	$3,524,814

aFor the year ended February 29.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Virginia
	Tax-Free Income Fund
	Year Ended February 28,
	2017	2016 [a]
Increase (decrease) in net assets:
Operations:
Net investment income.	$24,347,026	$25,187,602
Net realized gain (loss)	(5,597,045)	(1,702,572)
Net change in unrealized appreciation (depreciation)	(9,317,676)	(5,630,104)
Net increase (decrease) in net assets resulting from operations	9,432,305	17,854,926
Distributions to shareholders from:
Net investment income:
Class A	(19,123,178)	(19,771,249)
Class C	(3,241,949)	(3,407,224)
Advisor Class	(2,290,323)	(1,845,397)
Total distributions to shareholders.	(24,655,450)	(25,023,870)
Capital share transactions: (Note 2)
Class A	(20,280,705)	(11,619,247)
Class C	(580,901)	(4,697,247)
Advisor Class	35,988,363	6,689,101
Total capital share transactions	15,126,757	(9,627,393)
Net increase (decrease) in net assets	(96,388)	(16,796,337)
Net assets:
Beginning of year	704,561,519	721,357,856
End of year	$704,465,131	$704,561,519
Undistributed net investment income included in net assets:
End of year	$1,128,883	$1,427,091

aFor the year ended February 29.

140 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds, nine of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective September 15, 2016, the following funds began offering a new class of shares:

Advisor Class
Franklin Alabama Tax-Free Income Fund
Franklin Florida Tax-Free Income Fund
Franklin Georgia Tax-Free Income Fund
Franklin Kentucky Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund

Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A & Advisor Class
Franklin Kentucky Tax-Free Income Fund
Class A, Class C & Advisor Class
Franklin Alabama Tax-Free Income Fund
Franklin Florida Tax-Free Income Fund
Franklin Georgia Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund
Franklin Maryland Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin North Carolina Tax-Free Income Fund
Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2017, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

142 Annual Report

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NOTES TO FINANCIAL STATEMENTS

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 28, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2017
Shares sold	2,446,593	$27,871,411	6,187,965	$68,663,404
Shares issued in reinvestment of distributions	598,547	6,791,630	1,854,320	20,590,888
Shares redeemed	(2,997,091)	(33,955,068)	(11,236,313)	(123,768,660)
Net increase (decrease)	48,049	$707,973	(3,194,028)	$(34,514,368)
Year ended February 29, 2016
Shares sold	2,246,975	$25,534,442	5,619,174	$62,724,956
Shares issued in reinvestment of distributions	618,447	7,010,658	1,893,590	21,110,674
Shares redeemed	(2,190,842)	(24,873,527)	(9,632,370)	(107,348,249)
Net increase (decrease)	674,580	$7,671,573	(2,119,606)	$(23,512,619)
Class C Shares:
Year ended February 28, 2017
Shares sold	740,961	$8,553,084	1,623,384	$18,498,128
Shares issued in reinvestment of distributions	111,696	1,282,723	228,236	2,584,071
Shares redeemed	(640,808)	(7,331,554)	(1,453,072)	(16,352,388)
Net increase (decrease)	211,849	$2,504,253	398,548	$4,729,811
Year ended February 29, 2016
Shares sold	665,713	$7,647,451	1,221,875	$13,908,069
Shares issued in reinvestment of distributions	116,424	1,335,739	217,043	2,466,334
Shares redeemed	(643,671)	(7,386,042)	(1,410,207)	(16,019,569)
Net increase (decrease)	138,466	$1,597,148	28,711	$354,834
Advisor Class Shares:
Year ended February 28, 2017[a]
Shares sold	632,015	$7,168,791	1,170,976	$12,903,467
Shares issued in reinvestment of distributions	4,106	45,876	9,521	103,548
Shares redeemed	(174,787)	(1,980,409)	(178,544)	(1,940,355)
Net increase (decrease)	461,334	$5,234,258	1,001,953	$11,066,660

[a]For the period September 15, 2016 (effective date) to February 28, 2017.

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Annual Report

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2017
Shares sold	6,293,438	$77,097,373	1,953,240	$22,019,413
Shares issued in reinvestment of distributions	1,054,658	12,927,795	509,425	5,724,359
Shares redeemed	(6,451,814)	(78,538,403)	(2,723,173)	(30,421,804)
Net increase (decrease)	896,282	$11,486,765	(260,508)	$(2,678,032)
Year ended February 29, 2016
Shares sold	5,242,679	$64,429,223	1,866,814	$21,141,143
Shares issued in reinvestment of distributions	1,043,474	12,812,959	499,719	5,652,590
Shares redeemed	(4,410,770)	(54,186,274)	(1,675,186)	(18,934,585)
Net increase (decrease)	1,875,383	$23,055,908	691,347	$7,859,148
Class C Shares:
Year ended February 28, 2017
Shares sold	1,754,629	$21,935,823
Shares issued in reinvestment of distributions	250,824	3,117,343
Shares redeemed	(1,532,790)	(18,968,541)
Net increase (decrease)	472,663	$6,084,625
Year ended February 29, 2016
Shares sold	1,298,397	$16,170,412
Shares issued in reinvestment of distributions	253,020	3,148,772
Shares redeemed	(1,216,899)	(15,142,595)
Net increase (decrease)	334,518	$4,176,589
Advisor Class Shares:
Year ended February 28, 2017[a]
Shares sold	1,913,903	$23,135,011	737,098	$8,159,017
Shares issued in reinvestment of distributions	10,875	130,348	4,167	45,877
Shares redeemed	(135,651)	(1,624,539)	(115,229)	(1,266,786)
Net increase (decrease)	1,789,127	$21,640,820	626,036	$6,938,108

[a]For the period September 15, 2016 (effective date) to February 28, 2017.
	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2017
Shares sold	6,268,617	$71,854,375	4,650,212	$52,870,394
Shares issued in reinvestment of distributions	1,048,054	11,945,951	1,013,285	11,469,209
Shares redeemed	(5,750,535)	(65,083,793)	(6,536,525)	(73,492,033)
Net increase (decrease)	1,566,136	$18,716,533	(873,028)	$(9,152,430)
Year ended February 29, 2016
Shares sold	3,697,013	$42,399,437	2,616,125	$29,611,014
Shares issued in reinvestment of distributions	1,021,273	11,694,549	1,003,607	11,342,772
Shares redeemed	(3,990,006)	(45,650,648)	(5,073,512)	(57,305,683)
Net increase (decrease)	728,280	$8,443,338	(1,453,780)	$(16,351,897)

144 Annual Report

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		FRANKLIN TAX-FREE TRUST
		NOTES TO FINANCIAL STATEMENTS

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended February 28, 2017
Shares sold	788,658	$9,177,668	1,326,095	$15,349,359
Shares issued in reinvestment of distributions	165,634	1,916,824	261,330	3,013,333
Shares redeemed	(877,536)	(10,089,061)	(1,560,716)	(17,893,394)
Net increase (decrease)	76,756	$1,005,431	26,709	$469,298
Year ended February 29, 2016
Shares sold	699,671	$8,139,409	801,636	$9,242,470
Shares issued in reinvestment of distributions	174,146	2,022,869	264,356	3,041,871
Shares redeemed	(813,390)	(9,449,281)	(1,589,196)	(18,287,472)
Net increase (decrease)	60,427	$712,997	(523,204)	$(6,003,131)
Advisor Class Shares:
Year endedFebruary 28, 2017[a]
Shares sold	978,976	$10,963,838	2,438,890	$27,432,439
Shares issued in reinvestment of distributions	5,498	61,244	68,080	770,230
Shares redeemed	(64,738)	(724,590)	(1,177,481)	(13,273,459)
Net increase (decrease)	919,736	$10,300,492	1,329,489	$14,929,210
Year ended February 29, 2016
Shares sold			875,009	$9,909,666
Shares issued in reinvestment of distributions			52,368	592,194
Shares redeemed			(768,304)	(8,672,643)
Net increase (decrease)			159,073	$1,829,217

[a]For the period September 15, 2016 (effective date) to February 28, 2017, for Franklin Louisiana Tax-Free Income Fund.
	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2017
Shares sold	11,020,154	$132,145,785	9,277,055	$110,437,750
Shares issued in reinvestment of distributions	2,423,027	29,008,023	2,028,830	24,164,126
Shares redeemed	(12,163,224)	(145,037,574)	(13,063,763)	(154,719,559)
Net increase (decrease)	1,279,957	$16,116,234	(1,757,878)	$(20,117,683)
Year ended February 29, 2016
Shares sold	7,995,170	$96,215,768	6,473,500	$77,479,020
Shares issued in reinvestment of distributions	2,338,024	28,089,644	2,040,494	24,388,022
Shares redeemed	(10,139,141)	(121,846,733)	(11,412,426)	(136,341,937)
Net increase (decrease)	194,053	$2,458,679	(2,898,432)	$(34,474,895)

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2. Shares of Beneficial Interest (continued)

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended February 28, 2017
Shares sold	2,440,827	$29,605,080	2,187,975	$26,564,558
Shares issued in reinvestment of distributions	386,290	4,668,304	414,771	5,015,672
Shares redeemed	(2,255,933)	(27,195,789)	(2,941,707)	(35,437,698)
Net increase (decrease)	571,184	$7,077,595	(338,961)	$(3,857,468)
Year ended February 29, 2016
Shares sold	1,753,836	$21,289,931	1,779,331	$21,608,795
Shares issued in reinvestment of distributions	364,958	4,425,437	422,464	5,124,293
Shares redeemed	(1,860,997)	(22,565,261)	(2,908,526)	(35,278,594)
Net increase (decrease)	257,797	$3,150,107	(706,731)	$(8,545,506)
Advisor Class Shares:
Year ended February 28, 2017
Shares sold	5,264,035	$62,860,659	4,081,494	$48,507,973
Shares issued in reinvestment of distributions	136,445	1,630,805	267,940	3,188,806
Shares redeemed	(2,096,969)	(24,865,829)	(2,447,224)	(28,902,403)
Net increase (decrease)	3,303,511	$39,625,635	1,902,210	$22,794,376
Year ended February 29, 2016
Shares sold	1,244,191	$14,964,038	2,958,491	$35,319,624
Shares issued in reinvestment of distributions	73,062	878,212	209,343	2,501,463
Shares redeemed	(577,768)	(6,948,176)	(2,055,860)	(24,548,421)
Net increase (decrease)	739,485	$8,894,074	1,111,974	$13,272,666

	Franklin Virginia
	Tax-Free Income Fund
	Shares	Amount
Class A Shares:
Year ended February 28, 2017
Shares sold	5,755,146	$66,477,301
Shares issued in reinvestment of distributions	1,483,556	17,087,346
Shares redeemed	(9,077,851)	(103,845,352)
Net increase (decrease)	(1,839,149)	$(20,280,705)
Year ended February 29, 2016
Shares sold	4,900,534	$56,343,350
Shares issued in reinvestment of distributions	1,495,132	17,161,653
Shares redeemed	(7,423,586)	(85,124,250)
Net increase (decrease)	(1,027,920)	$(11,619,247)

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	Franklin Virginia
	Tax-Free Income Fund
	Shares	Amount
Class C Shares:
Year ended February 28, 2017
Shares sold	1,185,548	$13,896,010
Shares issued in reinvestment of distributions	248,906	2,911,502
Shares redeemed	(1,491,408)	(17,388,413)
Net increase (decrease)	(56,954)	$(580,901)
Year ended February 29, 2016
Shares sold	907,210	$10,593,604
Shares issued in reinvestment of distributions	259,903	3,028,500
Shares redeemed	(1,573,289)	(18,319,351)
Net increase (decrease)	(406,176)	$(4,697,247)
Advisor Class Shares:
Year ended February 28, 2017
Shares sold	4,153,058	$47,624,408
Shares issued in reinvestment of distributions	177,171	2,037,906
Shares redeemed	(1,195,895)	(13,673,951)
Net increase (decrease)	3,134,334	$35,988,363
Year ended February 29, 2016
Shares sold	1,369,419	$15,764,928
Shares issued in reinvestment of distributions	139,286	1,599,074
Shares redeemed	(930,540)	(10,674,901)
Net increase (decrease)	578,165	$6,689,101

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3. Transactions with Affiliates (continued)

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended February 28, 2017, each Fund’s effective investment management fee rate based on average daily net assets was as follows:

Franklin		Franklin		Franklin		Franklin	Franklin
Alabama		Florida		Georgia		Kentucky	Louisiana
Tax-Free		Tax-Free		Tax-Free		Tax-Free	Tax-Free
Income Fund	Income Fund		Income Fund		Income Fund		Income Fund

0.533%		0.479%		0.490%		0.566%	0.507%

	Franklin		Franklin		Franklin		Franklin
	Maryland		Missouri	North Carolina			Virginia
	Tax-Free		Tax-Free		Tax-Free		Tax-Free
Income Fund		Income Fund		Income Fund		Income Fund

	0.497%		0.472%		0.472%		0.484%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31 for each Fund.

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The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	—	0.65%	0.65%

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$69,482	$120,763	$145,455
CDSC retained	$7,388	$27,468	$9,461

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$70,031	$200,357	$119,906
CDSC retained	$1,290	$12,589	$5,886

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3.	Transactions with Affiliates (continued)
d.	Sales Charges/Underwriting Agreements (continued)

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$389,164	$248,812	$170,606
CDSC retained	$18,518	$7,007	$17,066

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended February 28, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees	$36,280	$107,112	$79,826

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees	$23,612	$50,870	$81,789

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees	$162,225	$138,599	$110,109

f. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. Purchases and sales for the year ended February 28, 2017, were as follows:

	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
	Florida	Georgia	Louisiana	Maryland	Missouri	North Carolina
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund

Purchases	$12,500,000	$22,868,730	$1,700,000	$17,000,000	$4,945,000	$18,000,000
Sales	$25,300,000	$15,400,000	$11,610,000	$100,000	$—	$—

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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		NOTES TO FINANCIAL STATEMENTS

At February 28, 2017, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards not subject to expiration:
Short term	$2,435,532	$10,670,068	$3,214,984
Long term	4,163,951	33,046,881	5,918,661
Total capital loss carryforwards.	$6,599,483	$43,716,949	$9,133,645

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2018	$—	$782,096	$205,850
Capital loss carryforwards not subject to expiration:
Short term	2,289,671	9,448,230	11,762,975
Long term	4,987,899	8,387,242	9,290,374
Total capital loss carryforwards.	$7,277,570	$18,617,568	$21,259,199

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2018	$760,453	$16,085	$1,530,757
2019	835	—	—
Capital loss carryforwards not subject to expiration:
Short term	8,810,261	22,818,063	15,787,593
Long term	29,690,319	27,927,912	17,445,133
Total capital loss carryforwards.	$39,261,868	$50,762,060	$34,763,483

On February 28, 2017, the following Funds had expired capital loss carryforwards, which were reclassified to paid-in capital:

Franklin	Franklin	Franklin	Franklin
Georgia	Kentucky	Louisiana	Maryland
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

$2,923,290	$417,325	$42,728	$1,038,818

The tax character of distributions paid during the years ended February 28, 2017 and February 29, 2016, was as follows:

	Franklin Alabama		Franklin Florida		Franklin Georgia
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2017	2016	2017	2016	2017	2016
Distributions paid from tax exempt
income	$9,472,422	$9,989,307	$29,344,981	$30,756,166	$18,843,063	$18,839,370

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4. Income Taxes (continued)

	Franklin Kentucky		Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2017	2016	2017	2016	2017	2016
Distributions paid from tax exempt
income	$6,220,482	$6,184,261	$14,553,445	$14,541,719	$17,752,564	$18,142,740

	Franklin Missouri		Franklin North Carolina		Franklin Virginia
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2017	2016	2017	2016	2017	2016
Distributions paid from tax exempt
income	$39,103,529	$37,485,534	$36,866,976	$37,324,970	$24,655,450	$25,023,870

At February 28, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments	$273,183,627	$710,356,079	$560,755,867

Unrealized appreciation	$12,353,361	$50,771,078	$30,122,299
Unrealized depreciation	(7,415,411)	(24,493,479)	(17,364,748)
Net unrealized appreciation (depreciation)	$4,937,950	$26,277,599	$12,757,551
Distributable earnings - undistributed tax exempt
income	$580,453	$2,576,601	$1,334,441

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments	$164,352,050	$406,552,995	$499,513,555

Unrealized appreciation	$7,994,946	$20,784,873	$20,803,888
Unrealized depreciation	(2,746,171)	(11,961,319)	(18,772,345)
Net unrealized appreciation (depreciation)	$5,248,775	$8,823,554	$2,031,543
Distributable earnings - undistributed tax exempt
income	$249,698	$594,389	$1,477,093

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	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments.	$1,094,787,404	$1,047,174,568	$688,032,300

Unrealized appreciation	$43,737,585	$45,837,819	$35,068,340
Unrealized depreciation	(36,514,073)	(40,203,417)	(19,046,822)
Net unrealized appreciation (depreciation)	$7,223,512	$5,634,402	$16,021,518
Distributable earnings - undistributed tax exempt
income	$3,162,294	$3,376,499	$1,350,377

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts, wash sales and bond workout expenditures.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2017, were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases	$59,337,208	$102,901,022	$106,994,716
Sales.	$46,962,510	$108,435,864	$46,570,288

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases	$20,473,938	$104,731,316	$170,004,204
Sales.	$15,759,120	$69,724,077	$173,177,289

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Purchases	$181,209,240	$195,234,513	$144,920,823
Sales.	$127,112,567	$194,304,943	$122,882,114

6. Credit Risk and Defaulted Securities

At February 28, 2017, Franklin Maryland Tax-Free Income Fund had 7.4% of its portfolio invested in high yield securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Franklin Georgia Tax-Free Income Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At February 28, 2017, the value of this security was $3,325,000, representing 0.6% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

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7. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 28, 2017, the Funds did not use the Global Credit Facility.

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 28, 2017, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

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10. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations

Selected Portfolio

ACES	Adjustable Convertible Exempt Security	HFAR	Housing Finance Authority Revenue
AGMC	Assured Guaranty Municipal Corp.	IDA	Industrial Development Authority/Agency
AMBAC	American Municipal Bond Assurance Corp.	IDAR	Industrial Development Authority Revenue
BAM	Build America Mutual Assurance Co.	IDB	Industrial Development Bond/Board
BAN	Bond Anticipation Note	IDBR	Industrial Development Board Revenue
BHAC	Berkshire Hathaway Assurance Corp.	MBS	Mortgage-Backed Security
CDA	Community Development Authority/Agency	MFHR	Multi-Family Housing Revenue
CDR	Community Development Revenue	MFR	Multi-Family Revenue
CIFG	CDC IXIS Financial Guaranty	NATL	National Public Financial Guarantee Corp.
COP	Certificate of Participation	PBA	Public Building Authority
EDA	Economic Development Authority	PCFA	Pollution Control Financing Authority
EDC	Economic Development Corp.	PCR	Pollution Control Revenue
ETM	Escrow to Maturity	PFAR	Public Financing Authority Revenue
FGIC	Financial Guaranty Insurance Co.	RDA	Redevelopment Agency/Authority
FICO	Financing Corp.	RDAR	Redevelopment Agency Revenue
GARB	General Airport Revenue Bonds	SFM	Single Family Mortgage
GNMA	Government National Mortgage Association	SFMR	Single Family Mortgage Revenue
GO	General Obligation	SRF	State Revolving Fund
HDA	Housing Development Authority/Agency	XLCA	XL Capital Assurance
HFA	Housing Finance Authority/Agency

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund (the "Funds") as of February 28, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 18, 2017

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2017. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2018, shareholders will be notified of amounts for use in preparing their 2017 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1984	142	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	142	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), Santander
				Consumer USA Holdings, Inc.
				(consumer finance) (2016-present),
				RTI International Metals, Inc.
				(manufacture and distribution of
				titanium) (1999-2015) and H.J. Heinz
				Company (processed foods and allied
				products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	142	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-Present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, (2003-2004); Visiting Professor, University of Georgia
School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	116	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	142	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	- AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in
Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of Franklin Tax-Free Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2016. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company

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data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Alabama Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, and Franklin Louisiana Tax-Free Income Fund - The Performance Universe for these Funds included the Funds and all retail and institutional “other states” municipal debt funds. The Board noted that the Funds’ annualized income returns and annualized total returns for the one-, three-, five- and 10-year periods were above the medians of their Performance Universe. The Board concluded that the Funds’ performance was satisfactory.

Franklin Florida Tax-Free Income Fund and Franklin Missouri Tax-Free Income Fund - The Performance Universe for these Funds included the Funds and all retail and institutional “other states” municipal debt funds. The Board noted that the Funds’ annualized income returns for the one-, three-, five- and 10-year periods were above the medians of their Performance Universe. The Board also noted that the Funds’ annualized total returns for the one-, three- and ten-year periods were above the medians of their Performance Universe, but for the five-year period were below the medians of their Performance Universe. The Board concluded that the Funds’ performance was satisfactory.

Franklin Maryland Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional Maryland municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, and 10-year periods was above the median of its Performance Universe and for the five-year period was equal to the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin North Carolina Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that although the Fund’s annualized total return for the three- and five-year periods was below the median of its Performance Universe, the Fund’s annualized total return for the one- and 10-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Virginia Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional Virginia municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, and 10-year periods was above the median of its Performance Universe and for the five-year period was equal to the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including management fees; transfer agent expenses; underlying fund expenses, if any; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate (Management Rate) of each Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

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Franklin Georgia Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, and Franklin North Carolina Tax-Free Income Fund –

The Expense Group for each Fund included the Fund and ten or eleven other “other states” municipal debt funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are fair and reasonable.

Franklin Florida Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund - The Expense Group for the Franklin Florida Tax-Free Income Fund included the Fund and nine other “other states” municipal debt funds. The Expense Group for the Franklin Virginia Tax-Free Income Fund included the Fund and five other Virginia municipal debt funds. The Board noted that the Management Rates for these Funds were equal to the medians of their respective Expense Groups, and their actual total expense ratios were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are fair and reasonable.

Franklin Alabama Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund and Franklin Maryland Tax-Free Income Fund - The Expense Group for each of the Franklin Alabama Tax-Free Income Fund and Franklin Kentucky Tax-Free Income Fund included the Fund and eleven and nine, respectively, other “other states” municipal debt funds. The Expense Group for the Franklin Maryland Tax-Free Income Fund included the Fund and six other Maryland municipal debt funds. The Board noted that the Management Rates for these Funds were above the medians of their respective Expense Groups, but their actual total expense ratios were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to the Funds are fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs

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across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $814,565 for the fiscal year ended February 28, 2017 and $869,327 for the fiscal year ended February 29, 2016.

(b)      Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 28, 2017 and $11,563 for the fiscal year ended February 29, 2016.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $255,000 for the fiscal year ended February 28, 2017 and $672,151 for the fiscal year ended February 29, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $255,000 for the fiscal year ended February 28, 2017 and $683,714 for the fiscal year ended February 29, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 26, 2017

By  /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date April 26, 2017